SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. __)

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☑	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12
DDi Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DDi Corp.
1220 Simon Circle
Anaheim, California 92806

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS IN
LIEU OF ANNUAL MEETING

       We cordially invite you to attend a Special Meeting in Lieu of Annual Meeting of Stockholders for DDi Corp. (the “Company”). This Special Meeting will be held at 8:00 a.m., California time, on                     ,                     , 2005, at the corporate headquarters of the Company located at 1220 Simon Circle, Anaheim, California 92806, for the following purposes:

1. To elect seven directors to the Company’s Board of Directors to hold office for a term of one year and until their respective successors are elected and qualified;

2. To approve a $75 million Rights Offering of the Company’s Common Stock, a related Standby Securities Purchase Agreement and Registration Rights Agreement and the issuance of shares of the Company’s Common Stock pursuant to such Rights Offering, Standby Securities Purchase Agreement and warrants referenced in the Standby Securities Purchase Agreement and Registration Rights Agreement;

3. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of capital stock of the Company from 80,000,000 shares to 200,000,000 shares by (a) increasing the number of shares of the Company’s common stock, $0.001 par value, authorized for issuance from 75,000,000 shares to 190,000,000 shares; and (b) increasing the number of shares of the Company’s preferred stock, $0.001 par value, authorized for issuance from 5,000,000 shares to 10,000,000 shares;

4. To approve an amendment to Section 5 of the Company’s Certificate of Designation setting forth the rights, preferences and privileges of the Company’s Series B Preferred Stock to modify the redemption and change of control provisions of the Series B Preferred Stock;

5. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation which will effect a reverse stock split of the Company’s outstanding Common Stock by a ratio of not less than one-for-three and not more than one-for-seven, with the exact ratio to be set at a whole number within this range to be determined by the Board of Directors in its discretion and authorizing the Board of Directors to file such amendment;

6. To approve the DDi Corp. 2005 Stock Incentive Plan;

7. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm; and

8. To transact such other business as may properly come before this Special Meeting or any adjournment thereof.
      The Board of Directors has nominated Robert J. Amman, Robert Guezuraga, Jay B. Hunt, Andrew E. Lietz, Bruce D. McMaster, Steven C. Schlepp and Carl R. Vertuca, Jr. as the nominees for election to the Board of Directors.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS IN LIEU OF ANNUAL MEETING
PROXY STATEMENT
VOTING RIGHTS AND SOLICITATION OF PROXIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS (Proposal 1)
INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
THE RIGHTS OFFERING (Proposal 2)
PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK AND PREFERRED STOCK (Proposal 3)
APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF DESIGNATION OF SERIES B PREFERRED STOCK TO MODIFY THE REDEMPTION FEATURES OF THE SERIES B PREFERRED STOCK (Proposal 4)
APPROVAL OF REVERSE STOCK SPLIT (Proposal 5)
APPROVAL OF THE DDI CORP. 2005 STOCK INCENTIVE PLAN (Proposal 6)
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal 7)
COMPENSATION OF EXECUTIVE OFFICERS
TRANSACTIONS WITH MANAGEMENT AND OTHERS
SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2006 ANNUAL MEETING
AVAILABILITY OF ANNUAL REPORT
OTHER MATTERS

      The Board of Directors has fixed the close of business on                     , 2005, as the record date for the determination of stockholders entitled to notice of, and to vote at, this Special Meeting.

      You are cordially invited to be present and to vote at this Special Meeting in person. However, you are also requested to sign, date and return the enclosed proxy in the enclosed postage-paid and addressed envelope, whether or not you expect to attend. In the event you have returned a signed proxy, but elect to attend this Special Meeting and vote in person, you will be entitled to vote.

By Order of the Board of Directors,

Timothy J. Donnelly
Secretary
Anaheim, California
                    , 2005

DDi Corp.
1220 Simon Circle
Anaheim, California 92806

PROXY STATEMENT

       The Board of Directors of DDi Corp. (the “Company”) is soliciting proxies to be voted at a Special Meeting in Lieu of Annual Meeting of Stockholders of the Company to be held on                      , 2005, at the corporate headquarters of DDi Corp. located at 1220 Simon Circle, Anaheim, California 92806, at 8:00 a.m., California time, and at any adjournments thereof (the “Special Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting in Lieu of Annual Meeting of Stockholders and described herein. This proxy statement describes issues on which the Company would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision. The approximate date on which this proxy statement and the enclosed form of proxy are first being sent or given to stockholders is                     , 2005.
VOTING RIGHTS AND SOLICITATION OF PROXIES
Who May Vote
      The Board of Directors of the Company (the “Board of Directors” or the “Board”) has fixed the close of business on                     , 2005 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Special Meeting (the “Record Date”).
      Common Stock. At the Record Date, [27,610,849] shares of common stock, par value $0.001 per share (“Common Stock”), were outstanding. Each share of Common Stock entitles its record holder on the Record Date to one vote on all matters.
      Series A Preferred. At the Record Date, 1,000,000 shares of Series A Preferred Stock, par value $0.001 per share (“Series A Preferred”), were outstanding. Each share of Series A Preferred entitles its record holder to 1/100 of a vote on all matters.
      Series B-1 Preferred. At the Record Date, 147,679 shares of Series B-1 Preferred Stock, par value $0.001 per share (“Series B-1 Preferred”), were outstanding. Each share of Series B-1 Preferred entitles its record holder to four votes on all matters.
      Series B-2 Preferred. At the Record Date, 1,139,238 shares of Series B-2 Preferred Stock, par value $0.001 per share (“Series B-2 Preferred” and, together with the Series B-1 Preferred, the “Series B Preferred”), were outstanding. When we use the term “Preferred Stock” in this proxy statement, we are referring to the Series A Preferred, the Series B-1 Preferred and the Series B-2 Preferred, collectively. Each share of Series B-2 Preferred entitles its record holder to four votes on all matters, provided, however, that no holder of Series B-2 Preferred has the right to vote such holder’s shares of Series B-2 Preferred, to the extent that, upon giving effect to such voting power, the aggregate number of shares of Common Stock beneficially owned by such holder and its affiliates would exceed 4.99% (or 9.99% if such holder has made an election to be subject to the higher limit more than 60 days prior to the Record Date), as applicable, of the total outstanding shares of Common Stock.

How To Vote
      The Company encourages you to vote promptly. If you are a record holder, you may vote in one of the following ways.
      By Mail. If you are a holder of record, you can vote by marking, dating and signing the enclosed proxy card and returning it by mail in the enclosed postage-paid envelope.
      By Telephone. If you are located in the U.S., you can vote your proxy by calling the toll-free telephone number on the enclosed proxy card. You may vote your proxy by telephone 24 hours a day through 11:59 p.m. Eastern Time, on                                         , 2005. The telephone voting system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your votes.
      By Internet. You can also vote your proxy by the Internet. The enclosed proxy card indicates the website you may access for Internet voting. You may vote your proxy by the Internet 24 hours a day through 11:59 p.m. Eastern Time, on                                         , 2005. As with telephone voting, you will be able to confirm that the system has properly recorded your votes. You may incur costs such as telephone and Internet access charges if you vote by the Internet.
      At the Special Meeting. The way you vote your shares now will not limit your right to change your vote at the Special Meeting if you attend in person. If you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record if you wish to vote these shares at the Special Meeting.
      If you hold your shares in street name, you should instruct your broker to vote your shares, following the directions provided by your broker. On proposals 2-6, your broker will vote your shares only if you provide your broker with instructions on how to vote. If you fail to instruct your broker, your shares will not be voted and will be treated as broker non-votes.
Revocability of Proxy
      You may revoke your proxy prior to its exercise. You may do this by (a) delivering to the Secretary of the Company, Timothy J. Donnelly, at or prior to the Special Meeting, an instrument of revocation or another proxy bearing a date or time later than the date or time of the proxy being revoked, (b) providing subsequent telephone or internet voting instructions or (c) voting in person at the Special Meeting. Mere attendance at the Special Meeting will not serve to revoke your proxy.
How Your Shares Will Be Voted
      All proxies received and not revoked will be voted as directed. If no directions are specified, such proxies will be voted “FOR”

•	election of the Board’s seven nominees to the Board Directors;

•	approval of a $75 million Rights Offering of the Company’s Common Stock, a related Standby Securities Purchase Agreement and Registration Rights Agreement and the issuance of shares of the Company’s Common Stock pursuant to such Rights Offering, Standby Securities Purchase Agreement and warrants referenced in the Standby Securities Purchase Agreement and Registration Rights Agreement;

•	approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of capital stock of the Company from 80,000,000 shares to 200,000,000 shares by (a) increasing the number of shares of the Company’s Common Stock, par value $0.001 per share, authorized for issuance from 75,000,000 shares to 190,000,000 shares; and (b) increasing the number of shares of the Company’s preferred stock, par value $0.001 per share, authorized for issuance from 5,000,000 shares to 10,000,000 shares;

•	approval of an amendment to Section 5 of the Certificate of Designation setting forth the rights, preferences and privileges of the Company’s Series B Preferred Stock to modify the redemption and change of control provisions of the Series B Preferred Stock as more specifically described herein;

•	approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation which will effect a reverse stock split of the Company’s outstanding Common Stock by a ratio of not less than one-for-three and not more than one-for-seven, with the exact ratio to be set at a whole number within this range to be determined by the Board of Directors in its discretion and authorizing the Board of Directors to file such amendment;

•	approval of the DDi Corp. 2005 Stock Incentive Plan; and

•	ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.
      With respect to the election of directors only, stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. As to any other business which may properly come before the Special Meeting, the persons named in such proxies will vote in accordance with their best judgment, although the Company does not presently know of any other such business.
Voting, Quorum and Broker Non-Votes
      Shares of Common Stock and Preferred Stock will be counted as present at the Special Meeting if the stockholder is present and votes in person at the Special Meeting or has properly submitted and not revoked a proxy card. Shares representing a majority of the voting power of the Company’s outstanding shares of Common Stock and Preferred Stock entitled to vote as of the Record Date must be present at the Special Meeting in order to hold the Special Meeting and conduct business. This is called a quorum. Abstentions and non-votes will be counted for purposes of determining the existence of a quorum at the Special Meeting. The seven nominees receiving the highest number of votes “FOR” a director will be elected as directors. This number is called a plurality. The affirmative vote of a majority of the voting power represented by the shares of Common Stock and Preferred Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the subject proposal, voting together as a single class, is required for the adoption of Proposals 2, 6 and 7. The affirmative vote of a majority of voting power represented by the outstanding shares of Common Stock and Preferred Stock, voting together as a single class, is required for the adoption of Proposals 3-5. In addition, the affirmative vote of a majority of the outstanding shares of Preferred Stock, voting separately as a class, is required for the adoption of Proposal 3, the affirmative vote of a majority of the outstanding shares of Series B Preferred, voting separately as a class, is required for the adoption of Proposal 4 and the affirmative vote of a majority of the outstanding shares of Common Stock, voting separately as a class, is required for the adoption of Proposal 5. Abstentions will be the equivalent of votes against any of the proposals as to which a stockholder abstains. Non-votes will have no effect on the voting with respect to Proposals 1, 2, 6 and 7, but will be counted as votes against Proposals 3-5. A non-vote may occur when a nominee holding shares of Common Stock or Preferred Stock for a beneficial owner does not vote on a proposal because such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.
Expenses and Method of Solicitation
      The expenses of soliciting proxies for the special meeting are to be paid by the Company. Solicitation of proxies may be made by means of personal calls upon, or telephonic or telegraphic communications with, stockholders or their personal representatives by directors, officers, employees and consultants of the Company who will not be specially compensated for such services. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Proxy Statement to stockholders whose Common Stock or Preferred Stock is held of record by such entities. In addition, the Company has retained the services of Mellon Investor Services, LLC to assist in soliciting proxies in connection with the Special Meeting for which services the Company will pay a fee expected to be approximately $8,500, plus out-of-pocket expenses.
Nominations for Directors for Special Meeting
      The Bylaws of the Company (the “Bylaws”) set forth certain procedures relating to the nomination of directors (the “Nomination Bylaw”) and no person will be eligible for election as a director unless nominated in accordance with the provisions of the Nomination Bylaw. Under the terms of the Nomination Bylaw, to be timely for the Special Meeting, a stockholder’s notice must have been delivered to or mailed and received at the principal executive offices of the Company by no later than                     , 2005. The Company did not receive any director nominations for the Special Meeting under the Nomination Bylaw. The presiding officer of the Special Meeting will, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by the Nomination Bylaw, and if he should so determine, he will so declare to the Special Meeting and the defective nomination will be disregarded. Notwithstanding the provisions of the Nomination Bylaw, a stockholder also must comply with all applicable requirements of the Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder with respect to the matters set forth in the Nomination Bylaw. For information related to application of the Nomination Bylaw for the 2006 Special Meeting, see the discussion in this Proxy Statement under the caption “Submission of Stockholder Proposals and Director Nominations for the 2006 Special Meeting.”
Stockholder Proposals for the Special Meeting
      The Bylaws set forth certain procedures relating to the procedures for properly bringing business before a meeting of the stockholders (the “Stockholder Proposal Bylaw”). Under the terms of the Stockholder Proposal Bylaw, to be timely for the Special Meeting, a stockholder must have delivered a notice regarding a proposal delivered to the principal executive offices of the Company by no later than                     , 2005. The Company did not receive any stockholder proposals for the Special Meeting pursuant to the Stockholder Proposal Bylaw. The presiding officer of the Special Meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of the Stockholder Proposal Bylaw, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. For information related to the application of the Stockholder Proposal Bylaw for the 2006 Special Meeting, see the discussion in this Proxy Statement under the caption “Submission of Stockholder Proposals and Director Nominations for the 2006 Special Meeting.”
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
Beneficial Ownership Table
      The following table sets forth certain information about the beneficial ownership of our Common Stock and Preferred Stock as of the Record Date by:

•	each person known by us to own beneficially more than 5% of the voting power of our outstanding Common Stock;

•	each of our current directors;

•	each person known by us to own beneficially more than 5% of the voting power of our outstanding Series B Preferred;

•	our chief executive officer and the other officers named in the Summary Compensation Table set both under the caption “Compensation of Executive Officers” (which we refer to as the “Named Executive Officers”); and

•	all of our current directors and executive officers as a group.

      The Company is not aware of any holder beneficially owning more than 5% of the voting power of our outstanding Series A Preferred Stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission based upon voting or investment power over the securities. None of the Company’s officers or directors owns any shares of Preferred Stock.
      Shares and percentages beneficially owned are based upon the number of shares of Common Stock and Preferred Stock outstanding on the record date, together with options, warrants or other convertible securities that are exercisable for such respective securities within 60 days of the record date for each stockholder. However, the following table does not give effect to any shares or rights to acquire shares that stockholders may acquire in connection with the Rights Offering, the related Standby Securities Purchase Agreement or the warrants referenced in the Standby Securities Purchase Agreement and Registration Rights Agreement. Under the rules of the Securities and Exchange Commission, beneficial ownership includes shares over which the named stockholder exercises voting and/or investment power. Shares of Common Stock or Preferred Stock subject to options, warrants or other convertible securities that are currently exercisable or will become exercisable within 60 days of the record date are deemed outstanding for computing the respective percentage ownership of the person holding the option, warrant or other convertible security, but are not deemed outstanding for purposes of computing the respective percentage ownership of any other person. Unless otherwise indicated in the footnotes below, we believe that the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws. The inclusion of shares in the table does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of the shares.
[Note: The data in this table will be updated to the Record Date in the Definitive Proxy Statement.]

	Amount and Nature of Beneficial
	Ownership

	Number of
	Shares	Right to		Percent of
Name and Address of Beneficial Owner(1)	Owned	Acquire	Total	Class

Common Stock Principal Stockholders:
FMR Corp.(2)	3,405,389	—	3,405,389	12.3%
82 Devonshire Street
Boston, MA 02109
Symphony Asset Management LLC(3)	2,371,267	—	2,371,267	8.6%
Nuveen Investments, Inc.
Nuveen Investments Holdings, Inc.
555 California Street, Suite 2975
San Francisco, CA 94104
Contrarian Capital Management, L.L.C.(4)	2,352,235	—	2,352,235	8.5%
411 West Putnam Avenue, Suite 225
Greenwich, CT 06830
Pacific Edge Investment Management, LLC(5)	1,679,075	—	1,679,075	6.1%
100 Hamilton Avenue, Suite 100
Palo Alto, CA 94301
Citigroup Global Markets Holdings Inc.(6)	1,473,292	—	1,473,292	5.3%
338 Greenwich Street
New York, NY 10013
C. L. King & Associates(7)	1,413,600	—	1,413,600	5.1%
Nine Elk Street
Albany, New York 12207

	Amount and Nature of Beneficial
	Ownership

	Number of
	Shares	Right to		Percent of
Name and Address of Beneficial Owner(1)	Owned	Acquire	Total	Class

Named Executive Officers and Directors:
Bruce D. McMaster	289,559	299,400	588,959	2.1%
David Blair	72,700	—	99,366	*
Michael Moisan	75,071	39,918	114,989	*
Timothy J. Donnelly	40,000	39,918	79,918	*
Thomas Ingham	28,732	—	28,732	*
Joseph P. Gisch	66,705	104,793	171,498	*
Jay Latin	25,000	39,918	64,918	*
Robert J. Amman	8,000	60,000	68,000	*
Robert Guezuraga	—	60,000	60,000	*
Jay B. Hunt	7,500	60,000	67,500	*
Andrew E. Lietz	10,000	60,000	70,000	*
Steven C. Schlepp	—	—	—	*
Carl R. Vertuca, Jr.	9,300	60,000	69,300	*
All Directors and Executive Officers as a group (10 persons)	393,091	812,569	1,205,680	4.2%
Series B Preferred Stock Principal Stockholders:
Deutsche Bank, AG London Branch	421,940	—	421,940	32.8%
c/o QVT Financial LP
527 Madison Ave., 8th Fl.
New York, NY 10022
Manchester Securities Corporation	210,970	—	210,970	16.4%
712 Fifth Ave., 35th Fl.
New York, NY 10017
Portside Growth and Opportunity Fund(8)	210,970	—	210,970	16.4%
c/o Ramius Capital Group LLC
666 Third Ave., 26th Fl.
New York, NY 10017
Isotope Limited	147,679	—	147,679	11.5%
c/o Amaranth LLC
One America Lane
Greenwich, CT 06831
RCG Latitude Master Fund Ltd.(9)	105,485	—	105,485	8.2%
c/o Ramius Capital Group LLC
666 Third Ave., 26th Fl.
New York, NY 10017

*	Represents beneficial ownership of less than 1% of the outstanding shares of Common Stock.

(1)	Unless otherwise indicated, the address of each beneficial owner listed is c/o DDi Corp., 1220 Simon Circle, Anaheim, California 92806.

(2)	This beneficial ownership information is based on information contained in a Schedule 13G/ A filing filed with the Commission on February 14, 2005. FMR Corp., on behalf of its direct and indirect subsidiaries, Fidelity Management & Research Company, and Fidelity Management Trust Company and Fidelity International Limited, on behalf of its direct and indirect subsidiaries, is the beneficial
(Footnotes continued on the next page.)

(Footnotes continued from the preceding page.)

owner of 2,071,300 shares of Common Stock as a result of acting as investment adviser to various investment companies.

(3)	This beneficial ownership information is based on information contained in a composite Schedule 13G dated February 26, 2004 and filed with the Commission on March 3, 2004.

(4)	Contrarian Capital Management L.L.C., a registered investment adviser, serves as investment manager to and has voting and investment discretion over one or more investment vehicles and managed accounts that own the reported shares. Does not include shares issuable upon conversion of 59,000 shares of Series B-2 Preferred held by an investment vehicle managed by Contrarian Capital Management L.L.C. Pursuant to the terms of the Certificate of Designation for the Series B Preferred, such Series B-2 Preferred shares are not currently convertible or entitled to vote because the Common Stock beneficially owned by Contrarian Capital Management, L.L.C. exceeds 4.99% of the total outstanding shares of Common Stock.

(5)	This beneficial ownership information is based on information contained in a Schedule 13G dated December 31, 2003 and filed with the Commission on January 23, 2004. Pacific Edge Investment Management, LLC is an investment adviser whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the stock. Karen Payne is the Manager of Pacific Edge Investment Management, LLC. No individual client’s holdings of the stock are more than five percent of the outstanding Common Stock.

(6)	This beneficial ownership information is based on information contained in a composite Schedule 13G/A filed with the Commission on February 9, 2005. According to the Schedule 13G/A, each of Citigroup Global Markets Holdings, Inc. (“Holdings”) and Citigroup Inc. (“Citigroup”) are the beneficial owners of 1,473,292 shares, and Citigroup Financial Products Inc. (“Products”) is the beneficial owner of 800,117 shares.

(7)	This beneficial ownership information is based on information contained in Schedule 13G filed with the Commission on February 14, 2005.

(8)	The Investment Advisor to Portside Growth and Opportunity Fund is Ramius Capital Group, LLC. The Managing Member of Ramius Capital Group, LLC is C4S & Co., the Managing Members of which are Peter Cohen, Morgan Stark, Thomas Strauss and Jeffrey Solomon. As such, Messrs. Cohen, Stark, Strauss and Solomon may be deemed beneficial owners of the shares. Messrs. Cohen, Stark, Strauss and Solomon therefore disclaim beneficial ownership of such shares.

(9)	The Investment Advisor to RCG Latitude Master Fund, Ltd. is Ramius Capital Group, LLC. The Managing Member of Ramius Capital Group, LLC is C4S & Co., the Managing Members of which are Peter Cohen, Morgan Stark, Thomas Strauss and Jeffrey Solomon. As such, Messrs. Cohen, Stark, Strauss and Solomon may be deemed beneficial owners of the shares. Messrs. Cohen, Stark, Strauss and Solomon therefore disclaim beneficial ownership of such shares.

ELECTION OF DIRECTORS
(Proposal 1)
      Currently, under the Company’s Certificate of Incorporation and Bylaws provide for seven directors. The Nomination and Corporate Governance Committee of the Board did not receive from a stockholder or other source the name of any person for consideration as a nominee for director of the Company. The Nomination and Corporate Governance Committee recommended to the Board, and the Board approved, the nomination of, the following seven persons, Robert J. Amman, Robert Guezuraga, Jay B. Hunt, Andrew E. Lietz, Bruce D. McMaster, Steven C. Schlepp and Carl R. Vertuca, Jr., for election at the Special Meeting to serve a one year term expiring at the annual meeting in 2006 and until their respective successors are elected and qualified. Each of the nominees is an incumbent director. Mr. Schlepp was appointed as a director in May 2005 to fill the vacancy created by the resignation of David Blair. The Nomination and Corporate Governance Committee recommended Mr. Schlepp for appointment to the Board. Mr. Schlepp was recommended to the Nominating and Corporate Governance Committee by one of our independent directors. Directors shall be elected by a plurality of the votes represented by shares of Common Stock and Preferred Stock present in person or represented by proxy at the Special Meeting and entitled to vote on such election.
      Each of the nominees presently serves as a director and has served continuously as a director of the Company since the date indicated in his biography below. In the event any nominee is unable to or declines to serve as a director at the time of the Special Meeting (which is not anticipated), the persons named in the proxy will vote for the election of such person or persons as may be designated by the present Board of Directors.
      Unless otherwise directed in the accompanying proxy, the persons named therein will vote for the election of the seven Director nominees listed below. The telephone and Internet voting procedures will include instructions on how to withhold your vote from any or all nominees. The board of directors unanimously recommends a vote for the election of Robert J. Amman, Robert Guezuraga, Jay B. Hunt, Andrew E. Lietz, Bruce D. McMaster, Steven C. Schlepp and Carl R. Vertuca, Jr. as Directors.
Information About the Director Nominees
      The following table sets forth information regarding the Director nominees, including age on the date of the Special Meeting and business experience during the past five years.

		Director
Name	Age	Since	Principal Occupation and Other Information

Robert J. Amman	66	2003	Mr. Amman is currently the sole member of Blackland Associates LLC, through which he provides consulting services. From 1999 to 2000, Mr. Amman served as President of Global TeleSystems, Inc. (“GTS”), a European broadband network services provider. From 2000 to 2002, Mr. Amman was Chairman and Chief Executive Officer of GTS. Mr. Amman was Chairman, President and Chief Executive Officer of John H. Harland Company, a printing firm, from 1995 to 1998. Previously, from 1994 to 1995, he served as Vice Chairman of First Financial Management Corporation. From 1988 to 1994, Mr. Amman served as President and Chief Executive Officer of Western Union Corporation.

		Director
Name	Age	Since	Principal Occupation and Other Information

Robert Guezuraga	56	2001	Mr. Guezuraga is Senior Vice President and President, Diabetes Business, of Medtronic, Inc. a medical technology company since December 2004. From September 1999 to December 2004, he served as Senior Vice President and President, Medtronic Cardiac Surgery. From September 1998 to August 1999, he served as Vice President and General Manager of Medtronic Emergency Response Systems, a subsidiary of Medtronic that manufactures, sells and services external defibrillators and related medical equipment and accessories. From August 1994 to September 1998, he served as President and Chief Operating Officer of Physio-Control International, Inc., a medical equipment manufacturer. Prior to that, Mr. Guezuraga served as President and CEO of Positron Corporation from 1987 to 1994 and held various management positions within General Electric Corporation, including GE’s Medical Systems division.
Jay B. Hunt	65	2003	Mr. Hunt has been President of The Development Group, a business and financial advisory services firm, since 1993. From 1983 to 1987 he served as Chairman & Chief Executive Officer of FN Realty Services, a specialized financial services company. From 1988 to 1990, he was Executive Vice President, member of the Executive Committee and Director of FM Productions, an entertainment services firm. He is a member of the Board of Advisors of Joie De Vivre Hospitality, an owner or manager of 35 hotels and restaurants, Chairman of the Ischemia Research & Education Foundation and a Director of the Indiana University Foundation.
Andrew E. Lietz	66	2003	Mr. Lietz currently serves as the Managing Director of Rye Capital Management, a private equity investment firm he founded in 2001. From September 2000 until June 2002, Mr. Lietz served as Executive Chairman of Clare Corporation, a manufacturer of integrated circuits. From October 1995 until June 2000, he served as President and Chief Executive Officer of Hadco Corporation, a global manufacturer of electronic interconnect products and services. Previously, Mr. Lietz served as Chief Operating Officer and Vice President of Hadco from July 1991 to October 1995, and served as director of Hadco from February 1993 through June 2000. Mr. Lietz serves as a director of Amphenol Corporation, a global manufacturer of electronic components for the industrial and military marketplace, Omtool, Ltd., a provider of e-mail and fax based messaging software, and

		Director
Name	Age	Since	Principal Occupation and Other Information

			Safeguard Scientifics, Inc, an operating company focused on acquiring and developing technology companies. He also serves on the Board of Trustees for the University System of New Hampshire.
Bruce D. McMaster	43	1997	Mr. McMaster has served as President of the Company since 1991 and as a Director and Chief Executive Officer since 1997. Before becoming President of the Company, Mr. McMaster worked in various management capacities in the Company’s engineering and manufacturing departments. Mr. McMaster also serves as President and Chief Executive Officer of the Company’s subsidiaries, DDi Capital Corp. and Dynamic Details, Incorporated.
Steven C. Schlepp	48	2005	Mr. Schlepp has served as President of Integrated Executive Services Corporation, a general business and private equity consulting firm, since November 2002. From June 1996 to October 2002 he served as President and CEO of Multilayer Technology Inc. (Multek), a provider of PCB and backpanel fabrication services. From January 1990 until June 1996, Mr. Schlepp served as President of Toppan West Incorporated, a wholly owned subsidiary of Toppan Electronics Ltd.
Carl R. Vertuca, Jr.	57	2003	Mr. Vertuca is president of The Vertuca Group, a venture capital and real estate investment company since April 2000. He is also a managing member of the limited liability company that is the general partner of SOB Ventures, a private equity fund. Since 1993, he served as executive vice president and a board member of The Dii Group, a publicly held contract manufacturing company, until it was acquired by Flextronics International for $2.3 billion in April 2000. Prior to his tenure at The Dii Group, Mr. Vertuca held various senior level management positions in manufacturing, engineering and finance at IBM Corporation and StorageTek Corporation. Mr. Vertuca serves as a director of Reptron Electronics, Inc.
INFORMATION ABOUT THE BOARD OF DIRECTORS
AND COMMITTEES OF THE BOARD
      The Board of Directors manages the business of the Company. It establishes overall policies and standards for the Company and reviews the performance of management. In addition, the Board has established an Audit Committee, a Nomination and Corporate Governance Committee, a Compensation Committee and a Finance Committee whose functions are briefly described below. The directors are kept informed of the Company’s operations at meetings of the Board and its committees through reports and analyses from, and discussions with, management.
      During the fiscal year ended December 31, 2004 (the “fiscal year” or “fiscal 2004”), the Board of Directors met on twelve occasions.

      Each of the incumbent directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the Fiscal Year (held during the period for which he has been a director). Each of the other incumbent directors who were members of a Board Committee, attended at least 75% of the aggregate of the total number of meetings held by all committees of the Board on which he served during the Fiscal Year (held during the period that he served as a committee member).
Committees of the Board
      Audit Committee. The Audit Committee provides oversight of the (a) financial reporting process, the system of internal controls and the audit process of the Company and (b) independent auditors. The Audit Committee evaluates the performance of the independent auditors, and makes decisions regarding the selection, retention and, where appropriate, the replacement of, the independent auditors. The Audit Committee also reviews with management and the Company’s independent auditors the Company’s interim and year-end financial statements, discusses with management and the independent auditors any significant accounting and reporting issues and conformance of the Company’s financial statements with applicable accounting and regulatory requirements. The Audit Committee is responsible for recommending to the Board of Directors whether the Company’s audited financial statements should be included in the Company’s annual report on Form 10-K. The members of the Audit Committee are Robert J. Amman, Jay B. Hunt and Carl R. Vertuca, Jr. Each of the members of the Audit Committee is independent, as defined in Rule 4200(a)(15) of the Nasdaq Stock Market Marketplace Rules. The Company’s Board of Directors has determined that Mr. Vertuca is an audit committee financial expert. During the fiscal year, the Audit Committee met on twelve occasions. The Audit Committee operates under a written charter adopted by the Board of Directors. The charter of the Audit Committee is available at http://www.ddiglobal.com. A copy of the charter may be obtained upon request, without charge, by contacting our Corporate Secretary at (714) 688-6200 or by writing to us at DDi Corp., 1220 Simon Circle, Anaheim, California 92806, Attn: Corporate Secretary.
      Compensation Committee. The responsibilities of the Compensation Committee include (a) assisting the Board in developing and evaluating potential candidates for executive positions and to oversee the development of executive succession plans; (b) with the assistance of the other independent directors on the Board, recommending to the Board for determination the compensation, including incentive pay, of the chief executive officer; (c) approving the annual compensation of the other executive officers of the Company; and (d) administering the Company’s incentive compensation and stock based plans, including the Dynamic Details Severance Plan and Senior Management Bonus Program, and determine awards thereunder. The members of the Compensation Committee are Robert Guezuraga, Jay B. Hunt, Andrew E. Lietz and Steven C. Schlepp. The Compensation Committee met on seven occasions during the Fiscal Year, and it acted by unanimous written consent on two occasions. The charter of the Compensation Committee is available at http://www.ddiglobal.com. A copy of the charter may be obtained upon request, without charge, by contacting our Corporate Secretary at (714) 688-6200 or by writing to us at DDi Corp., 1220 Simon Circle, Anaheim, California 92806, Attn: Corporate Secretary.
      Nomination and Corporate Governance Committee. The Nomination and Corporate Governance Committee identifies and recommends candidates for election to the Board of Directors. It advises the Board of Directors on all matters relating to directorship practices, including the criteria for selecting directors, policies relating to tenure and retirement of directors and compensation and benefit programs for non-employee directors. The Nomination and Corporate Governance Committee also makes recommendations relating to the duties and membership of committees of the Board of Directors, recommends processes to evaluate the performance and contributions of individual directors and the Board of Directors as a whole, and approves procedures designed to provide that adequate orientation and training are provided to new members of the Board of Directors. The Nomination and Corporate Governance Committee also makes recommendations relating to the development of the Company’s corporate governance guidelines. The members of the Nomination and Corporate Governance Committee are

Robert J. Amman, Andrew E. Lietz, Carl R. Vertuca, Jr. and Steven C. Schlepp. Each member of the Nomination and Corporate Governance Committee is independent under the Nasdaq rules.
      The Nomination and Corporate Governance Committee met on two occasions during Fiscal 2004. The charter of the Nomination and Corporate Governance Committee is available at http://www.ddiglobal.com. A copy of the charter may be obtained upon request, without charge, by contacting our Corporate Secretary at (714) 688-6200 or by writing to us at DDi Corp., 1220 Simon Circle, Anaheim, California 92806, Attn: Corporate Secretary.
      Nominations for directors submitted to the Nomination and Corporate Governance Committee by stockholders, other directors or management are evaluated according to the nominee’s knowledge, experience and background. While the Nomination and Corporate Governance Committee does not have any specific minimum qualifications for director candidates, the Nomination and Corporate Governance Committee may take into consideration such factors and criteria as it deems appropriate in evaluating a candidate, including his or her judgment, skill, integrity, diversity and business or other experience.
      The Nomination and Corporate Governance Committee is responsible for identifying and evaluating candidates for Board membership and selecting or recommending to the Board nominees to stand for election. Candidates may come to the attention of the Nomination and Corporate Governance Committee through current Board members, professional search firms, stockholders or other persons. The Nomination and Corporate Governance Committee evaluates all candidates selected for consideration, including incumbent directors, based on the same criteria as described above. All candidates who, after evaluation, are then recommended by the Nomination and Corporate Governance Committee and approved by the Board, are included in the Company’s recommended slate of director nominees in its proxy statement.
      The Nomination and Corporate Governance Committee will consider nominees recommended by stockholders. Any stockholder who wishes to recommend for the Nomination and Corporate Governance Committee’s consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate’s name and qualifications in writing to the Company’s Secretary at the following address: DDi Corp., 1220 Simon Circle, Anaheim, California 92806, Attn: Corporate Secretary.
      Finance Committee. The responsibilities of the Finance Committee include evaluating and making recommendations to the Board regarding debt and equity financing transactions and other significant financial matters and transactions. The members of the Finance Committee are Robert J. Amman, Bruce D. McMaster and Carl R. Vertuca, Jr. The Finance Committee met on nine occasions during the fiscal year.
Corporate Governance
      Code of Business Conduct and Ethics and Corporate Governance Guidelines. The Company is committed to having sound corporate governance principles. The Company’s Code of Business Conduct and Ethics, which is applicable to our directors, Chief Executive Officer, Chief Financial Officer and Controller and all of our other employees, is available at http://www.ddiglobal.com. Our Corporate Governance Guidelines can be found at http://www.ddiglobal.com. Copies of each of these documents may be obtained upon request, without charge, by contacting our Corporate Secretary at (714) 688-7200 or by writing to us at DDi Corp., 1220 Simon Circle, Anaheim, California 92806, Attn: Corporate Secretary.
      Board Independence. The Board of Directors has affirmatively determined that the following six members of the Board are “independent” as that term is defined by the Nasdaq Stock Market’s Marketplace Rules: Robert J. Amman, Robert Guezuraga, Jay B. Hunt, Andrew E. Lietz, Steven C. Schlepp and Carl R. Vertuca, Jr. Mr. McMaster, our Chief Executive Officer, is our only non-independent director.
      Communications with the Board. You may send communications to the Company’s Board of Directors, to the non-management members of the Board or to an individual Board member by directing an e-mail to directors@ddiglobal.com or by sending a letter to DDi Corp., 1220 Simon Circle, Anaheim,

California 92806, Attn: Corporate Secretary. The Corporate Secretary will forward these communications to the intended recipients. Unsolicited advertisements or invitations to conferences or promotional materials, in the discretion of the Secretary, may not be forwarded to Directors.
      Director Attendance at Annual Stockholder Meetings. Under the Company’s Corporate Governance Guidelines, the Company’s directors are expected to attend annual meetings of the Company’s stockholders. Six of the Company’s directors attended the Company’s annual meeting of stockholders in 2004.
Compensation of Directors
      Directors who are also employees of the Company are not paid any fees or remuneration, as such, for their service on the Board or on any Board committee. Prior to March 2001, the Company did not pay any remuneration to the Company’s non-employee directors.
      Cash Compensation. In December 2003, our Board of Directors adopted a directors compensation plan pursuant to which each of our current and future outside directors or any of our subsidiaries will receive a $20,000 annual retainer, plus $2,000 per meeting attended in person or by telephone, or $1,000 for meetings attended by telephone that last less than 2 hours. The Chairman of the Board of Directors and the Chairman of the Audit Committee will each receive an additional annual retainer of $15,000. In addition, each other committee chairman will receive an additional annual retainer of $10,000. The non-chair members of committees will receive a $5,000 annual committee member retainer for each committee on which they serve. All committee members will also receive $1,000 per committee meeting attended.
      Stock Options. In December 2003, our Board of Directors adopted the 2003 Directors Equity Incentive Plan, subject to the further approval by the stockholders of the Company. Under the plan, the Board may from time to time grant stock options to purchase up to 100,000 shares of our Common Stock in the aggregate to each non-employee director. In December 2003, the Board approved, subject to stockholder approval of the 2003 Directors Equity Incentive Plan, a grant to the non-employee directors of the Company at that time 100,000 options with an exercise price of $5.00 per share, which was determined by the Board to be the fair market value for our Common Stock as of the date of grant. The 2003 Directors Equity Incentive Plan was approved by the Company’s stockholders at the Company’s 2004 annual meeting.

THE RIGHTS OFFERING
(Proposal 2)
      The Company is submitting for stockholder approval a $75 million rights offering (the “Rights Offering”) and the related Standby Securities Purchase Agreement dated as of June 2, 2005 (the “Standby Agreement”) between the Company and Caiman Partners, L.P., Contrarian Turnaround Equities, LLC, Greywolf Capital Partners II LP, QVT Fund LP, Sankaty Credit Opportunities, L.P., Sankaty High Yield Asset Partners, L.P., Sankaty High Yield Partners II, L.P., Sankaty High Yield Partners III, L.P. and Sankaty Prospect Credit Partners, L.P. (each, a “Standby Purchaser” and together with their permitted assignees, collectively, the “Standby Purchasers”), the Registration Rights Agreement contemplated by the Standby Agreement (the “Registration Rights Agreement”) and the Standby Warrants, Break-up Warrants and Liquidated Damages Warrants referenced in the Standby Agreement and the Registration Rights Agreement (collectively, the “Warrants”). The Rights Offering, the Standby Agreement, the Warrants and the Registration Rights Agreement and the issuance of shares of Common Stock in connection with these agreements are collectively referred to in this proxy statement as the “Rights Offering Transaction.”
The Rights Offering
      If the Rights Offering Transaction is approved, the Company intends to commence the Rights Offering, pursuant to which the Company will distribute to the record holders of its Common Stock, as of the record date for the Rights Offering to be established by the Board of Directors, non-transferable subscription rights (the “Subscription Rights”) to subscribe for and purchase shares of Common Stock. The per-share purchase price for such shares (the “Subscription Price”) will be equal to 50% of the current market price of the Common Stock at the commencement of the Rights Offering, determined by averaging the closing price of the Common Stock for the 20 trading day period ending two trading days prior to the commencement of the Rights Offering. The Subscription Rights will entitle the holders of Common Stock to purchase shares of Common Stock for an aggregate purchase price of $75 million.
      Each holder of record of Common Stock will receive one Subscription Right for each share of Common Stock held by such holder. Each Subscription Right will entitle the holder thereof to purchase at the Subscription Price, on or prior to the expiration time of the Rights Offering, the holder’s pro rata portion of the shares of Common Stock being offered in the Rights Offering, based upon the holder’s holdings of Common Stock as of the record date for the Rights Offering.
      The Company intends to keep the Rights Offering open for 15 business days unless the Board of Directors extends such time. The Subscription Rights will be distributed to each holder of Common Stock as of the record date for the Rights Offering, which is expected to be shortly after the Special Meeting if the Rights Offering Transaction is approved. The holders of Preferred Stock will not have the right to participate in the Rights Offering except to the extent they also hold shares of Common Stock as of the record date for the Rights Offering.
      The Company anticipates commencing the Rights Offering promptly after the Special Meeting if the Rights Offering Transaction is approved. In connection with the Rights Offering, the Company has filed a Registration Statement on Form S-3 (File No. 333-125345) with the Securities and Exchange Commission. The Registration Statement has not yet been declared effective by the Commission. This proxy statement relates solely to the solicitation of proxies in connection with the Special Meeting. The Rights Offering will be made pursuant to and described in a separate Rights Offering prospectus, which will be mailed separately to all holders of Common Stock as of the record date for the Rights Offering.
      Stockholders are being asked at the Special Meeting to approve the Rights Offering Transaction and the issuance of shares of Common Stock necessary to accomplish the Rights Offering Transaction. Stockholders are not being asked to decide at this time whether or not to exercise their Subscription Rights in the Rights Offering. A vote in favor of the Rights Offering Transaction will not obligate any stockholder to purchase shares in the Rights Offering.

      This Proxy Statement is not an offer to sell or the solicitation of an offer to buy shares of Common Stock or any other securities, including the rights or any shares of Common Stock issuable upon exercise of the Subscription Rights, the Warrants or pursuant to the Registration Rights Agreement. Offers and sales of Common Stock issuable upon exercise of the Subscription Rights will only be made by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws, on the terms and subject to the conditions set forth in such prospectus, which is expected to be delivered to stockholders promptly after the Special Meeting, provided the Rights Offering Transaction is approved. Offers and sales of the Warrants and shares of Common Stock issuable upon exercise of the Warrants will only be made in private placement transactions exempt from the registration requirements of the Securities Act and applicable state securities laws on the terms and subject to the conditions of the Standby Agreement, the Warrants and the Registration Rights Agreement.
Standby Agreement
      In connection with the Rights Offering, the Company entered into the Standby Agreement with the Standby Purchasers. A copy of the Standby Agreement is set forth in full in Appendix A to this proxy statement, and the following description of the Standby Agreement is qualified in its entirety by reference to Appendix A. The Standby Agreement obligates the Company to sell, and requires each Standby Purchaser to subscribe for and purchase from the Company, a proportionate number of shares of Common Stock equal to the “Shortfall” (as defined below) divided by the Subscription Price (the “Standby Commitments”). The “Shortfall” is the amount by which $75 million exceeds the aggregate subscription price to be paid by the Company’s stockholders who subscribe for and purchase shares in the Rights Offering. The price per share paid by the Standby Purchasers for such Common Stock will be equal to the Subscription Price.
      The obligation of any of the Standby Purchasers to fulfill the Standby Commitments will be subject to customary closing conditions, including obtaining the approval by the stockholders of the Company of (a) the transactions contemplated by the Standby Agreement and (b) the authorization of a sufficient number of additional shares of Common Stock for issuance (i) in the Rights Offering, (ii) pursuant to the Standby Agreement and (iii) upon exercise of the Warrants.
      The Standby Agreement contains limits on the number of shares that a Standby Purchaser may acquire pursuant to the Rights Offering and the Standby Agreement. Under the Standby Agreement, each Standby Purchaser agrees that it will not purchase shares of Common Stock pursuant to the Rights Offering and/or the Standby Agreement if such purchases would cause such Standby Purchaser and its affiliates to beneficially own 40% or more of the shares of Common Stock, determined in accordance with Rule 13d-3 promulgated under the Exchange Act. The Company shall have the right, in its sole discretion, to reduce the number of shares of Common Stock that any Standby Purchaser acquires, and to reallocate such shares to another Standby Purchaser who agrees to purchase such additional shares, such that after giving effect to the Rights Offering and the issuance of Common Stock under the Standby Agreement, no Standby Purchaser and/or its affiliates will beneficially own more than 39.9% of the shares of the Common Stock, determined in accordance with Rule 13d-3 promulgated under the Exchange Act.
      If the Standby Agreement is terminated other than by the consent of the Company and all of the Standby Purchasers or by the Company as a result of certain breaches of the Standby Purchasers’ obligations under the Standby Agreement, the Company will issue to the Standby Purchasers warrants (the “Break-up Warrants”) to purchase an aggregate number of shares of the Company’s common stock equal to 10.7% of the Common Stock (on a fully diluted basis, assuming only one-third of the outstanding shares of the Series B Preferred remain outstanding and not taking into account any securities exercisable for Common Stock that may be issued pursuant to the Company’s proposed 2005 Stock Incentive Plan) at an exercise price equal to 50% of the average daily closing price for the Common Stock on the Nasdaq National Market for the twenty (20) consecutive trading day period ending two (2) trading days before the date of termination of the Standby Agreement. A copy of the form of Breakup Warrants is set forth in full in Appendix B to this proxy statement, and the description of the Breakup Warrants in this proxy statement is qualified in its entirety by reference to Appendix B. The expiration date of the Break-up Warrants will be one year from the date of issuance.
Standby Warrants
      Upon the closing of the transactions contemplated by the Standby Agreement, as compensation for the Standby Commitments, the Company will issue warrants to the Standby Purchasers (the “Standby Warrants”). A copy of the form of Standby Warrants is set forth in full in Appendix C to this proxy statement, and the following description of the Standby Warrants is qualified in its entirety by reference to Appendix C. The Standby Warrants will entitle the Standby Purchasers to purchase an aggregate number of shares of Common Stock equal to 10.7% of the Common Stock (on a fully diluted basis, assuming only one-third of the outstanding shares of the Company’s Series B Preferred remain outstanding and not taking into account any securities exercisable into Common Stock that are issued pursuant to the Company’s proposed 2005 Incentive Plan) at an exercise price equal to the Subscription Price. The expiration date of the Standby Warrants will be July 31, 2006.
Registration Rights Agreement
      In connection with the Standby Agreement, the Company agreed that upon the closing of the transactions contemplated by the Standby Agreement, the Company will enter into a Registration Rights Agreement with the Standby Purchasers (the “Registration Rights Agreement”). A copy of the form of Registration Rights Agreement is set forth in full in Appendix D to this proxy statement, and the following description of the Registration Rights Agreement is qualified in its entirety by reference to Appendix D. Pursuant to the Registration Rights Agreement, the Company will register the resale of (a) the shares of Common Stock that each Standby Purchaser is acquiring in the Rights Offering in its capacity as a stockholder of the Company to the extent such shares are not freely tradeable, (b) the shares of Common Stock that are purchased by the Standby Purchasers pursuant to the terms of the Standby Agreement, (c) the shares of Common Stock issuable upon the exercise of the Warrants and (d) any other shares of Common Stock owned by the Standby Purchasers as of the date of the Registration Rights Agreement. As a result, once a registration statement with respect to such shares is declared effective by the Commission, such shares would be eligible for resale in the public market without restriction to the extent not already so eligible for resale.
      In the event of certain defaults by the Company under the Registration Rights Agreement, the Company will pay liquidated damages to the holders of the securities registrable under the Registration Rights Agreement. At the Company’s option, the liquidated damages may be paid in cash or in additional warrants (the “Liquidated Damages Warrants”) to purchase shares of Common Stock. The Liquidated Damages Warrants will contain the same terms as the Standby Warrants except that they will have an exercise period of one year from the date of actual issuance, and they will have an exercise price (a) with respect to the first installment of Liquidated Damages Warrants, equal to the average daily closing price for the Common Stock on the Nasdaq Stock Market for the twenty (20) trading days ending two (2) trading days before the date on which the Company first becomes obligated to pay the liquidated damages and (b) with respect to any subsequent installment of Liquidated Damages Warrants, equal to the average closing price for the Common Stock on the Nasdaq Stock Market for the twenty (20) trading days ending on the first business day of the month period for which such installment is issuable.
Relationships with the Standby Purchasers
      Each Standby Purchaser or one or more of its affiliates is an owner of Common Stock and/or Series B Preferred. Entities affiliated with Contrarian Turnaround Equities, LLC, one of the Standby Purchasers, beneficially own approximately 8.5% of the Company’s outstanding Common Stock and approximately 5.6% of the Company’s outstanding Series B-2 Preferred Stock. The investment manager to QVT Fund LP, one of the Standby Purchasers, manages on behalf of QVT Fund LP and Deutsche Bank AG a derivative position with respect to approximately one-third of the Company’s outstanding Series B-2 Preferred Stock and certain common stock positions.

      The following table sets forth information with respect to the Standby Purchasers and the shares of Common Stock beneficially owned by each Standby Purchaser as of the Record Date.

	Shares of Common Stock
	Beneficially Owned as of
	the Record Date(1)

Name of Standby Purchaser	Number		Percent

Caiman Partners, L.P.	1,205,360		4.4%
Contrarian Turnaround Equities, LLC		(2)	(2)
Greywolf Capital Partners II LP	862,995	(3)	3.1%
QVT Fund LP	854,882	(4)	3.1%
Sankaty Credit Opportunities, L.P.	656,000	(5)	2.4%
Sankaty High Yield Asset Partners, L.P.	181,500	(5)	0.7%
Sankaty High Yield Partners II, L.P.	241,500	(5)	0.9%
Sankaty High Yield Partners III, L.P.	241,500	(5)	0.9%
Sankaty Prospect Credit Partners, L.P.	—		—
Total	4,243,737		15.4%

(1)	Includes shares of Common Stock issuable upon conversion of shares of Series B Preferred held by the Standby Purchasers.

(2)	Contrarian Capital Management L.L.C., a registered investment adviser, is the manager of Contrarian Turnaround Equities, LLC. Contrarian Capital Management L.L.C. serves as investment manager to and has voting and investment discretion over one or more investment vehicles and managed accounts that beneficially own 2,352,235 shares of Common Stock. Contrarian Capital Management L.L.C. also manages an investment vehicle which owns 59,000 shares of Series B-2 Preferred. Pursuant to the terms of the Certificate of Designation for the Series B Preferred, such Series B-2 Preferred shares are not currently convertible into Common Stock or entitled to vote because the Common Stock beneficially owned by Contrarian Capital Management, L.L.C. exceeds 4.99% of the total outstanding shares of Common Stock.

(3)	Greywolf Capital Partners II LP beneficially owns 862,995 shares of Common Stock. Greywolf Capital Overseas Fund beneficially owns 1,521,905 shares of Common Stock. Jonathan Savitz is the senior managing member of a limited liability company which is the sole general partner of Greywolf Capital Partners II LP. Mr. Savitz is also the managing member of a limited liability company which is the general partner of the investment manager for Greywolf Capital Overseas Fund. This investment manager exercises investment discretion and control over the securities held by Greywolf Capital Overseas Fund.

(4)	This beneficial ownership information is based on information contained in Schedule 13G filed with the Commission on May 13, 2004. QVT Financial LP (“QVT Financial”) is the investment manager for QVT Fund LP (the “QVT Fund”), which beneficially owns 854,882 shares of Common Stock. QVT Financial is also the investment manager for a separate discretionary account managed for Deutsche Bank AG, which holds 511,579 shares of Common Stock. QVT Financial disclaims beneficial ownership of such shares.

(5)	This beneficial ownership information is based on information contained in Schedule 13G filed with the Commission on August 16, 2004. Represents shares of common stock held by Sankaty High Yield Asset Partners, L.P., a Delaware limited partnership (“Sankaty I”), Sankaty High Yield Partners II, L.P., a Delaware limited partnership (“Sankaty II”), Sankaty High Yield Partners III, L.P., a Delaware limited partnership (“Sankaty III”) and Sankaty Credit Opportunities, L.P., a Delaware limited partnership (“Sankaty Credit”). Sankaty Advisors, LLC (“Sankaty Advisors”), a Delaware limited liability company, is the investment sub-adviser to Sankaty I, and the investment adviser to each of Sankaty II, Sankaty III and Sankaty Credit. Mr. Jonathan S. Lavine is the manager of

Sankaty Advisors. Sankaty High Yield Asset Investors, LLC (“Sankaty HIYA”), a Delaware limited liability company, is the general partner of Sankaty I. Sankaty Investors, LLC (“Sankaty Investors”), a Delaware limited liability company, is the managing member of Sankaty HIYA. Sankaty High Yield Asset Investors II, LLC (“Sankaty HIYA II”), a Delaware limited liability company, is the general partner of Sankaty II. Sankaty Investors II, LLC (“Sankaty Investors II”), a Delaware limited liability company, is the managing member of Sankaty HIYA II. Sankaty High Yield Asset Investors III, LLC (“Sankaty HIYA III”), a Delaware limited liability company, is the general partner of Sankaty III. Sankaty Investors III, LLC (“Sankaty Investors III”), a Delaware limited liability company, is the member of Sankaty HIYA III. Sankaty Credit Opportunities Investors LLC (“Sankaty Credit Investors”), a Delaware limited liability company, is the general partner of Sankaty Credit. Sankaty Credit Member, LLC (“Sankaty Credit Member”) is the managing member of Sankaty Credit Investors. Mr. Jonathan S. Lavine is the managing member of each of Sankaty Investors, Sankaty Investors II, Sankaty Investors III and Sankaty Credit Member.

      The Company has no reason to believe that any Standby Purchaser currently has any plans or proposals with respect to any extraordinary corporate transactions involving the Company or any sale of its assets or any change in the Company’s board of directors, management, capitalization, dividend policy, charter or bylaws, or any other change in the Company’s business or corporate structure or with respect to the delisting or deregistration of any of the Company’s securities. However, any determination by a Standby Purchaser to retain its interest in the Company will likely be subject to the continuing evaluation of pertinent factors related to such Standby Purchaser’s investment in the Company. The Company has no reason to believe that any Standby Purchaser currently intends to resell any shares of Common Stock, including any shares acquired in the Rights Offering Transaction. Depending upon the continuing assessment of these factors from time to time, any or all of the Standby Purchasers may change their present intentions and may determine to acquire additional shares of Common Stock (by means of open market or privately negotiated purchases or otherwise) or to dispose of some or all of the shares of Common Stock, Series B Preferred or Warrants held by the Standby Purchasers.
      Each Standby Purchaser has represented to the Company that such Standby Purchaser is not an “affiliate” (within the meaning of Rule 405 of the Securities Act) of any other Standby Purchaser, is not acting in concert with any other Standby Purchaser and is not a member of a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) that includes another Standby Purchaser as a member and has no current intention to act in the future in a manner that would make it a member of such a group, except in each case, with respect to one or more other Standby Purchasers that share a common investment advisor with such Standby Purchaser, which may be deemed to be “affiliates” and/or acting in concert and/or members of a “group” with such Standby Purchaser.
Purpose of the Rights Offering Transaction
      The proposed Rights Offering is designed to enable the Company to raise equity capital while allowing all stockholders on the record date of the Rights Offering to retain a significant portion of their proportionate interest in our capital stock by purchasing shares of Common Stock at a discount to the market price of the Common Stock.
      The Company intends to use the proceeds of the Rights Offering Transaction to (a) fully redeem the DDi Capital 16% senior accreting notes due 2009 and (b) to pay dividends on the Series B Preferred and to repurchase or redeem (and/or to set aside restricted cash for such purpose) at least two-thirds of the issued and outstanding Series B Preferred. Any additional proceeds will be used for general corporate purposes.
Certain Effects of the Rights Offering Transaction
      To the extent that record holders of Common Stock do not exercise their subscription rights and shares of Common Stock are purchased by the Standby Purchasers pursuant to the Standby Agreement, such non-exercising holders’ proportionate equity and voting interest in the Company will be reduced. In addition, to the extent the Standby Purchasers exercise the Standby Warrants (and if applicable, the Liquidated Damages Warrants) or the Break-Up Warrants, the equity and voting interests of the holders of the Common Stock will be further reduced.
      In addition, the Rights Offering Transaction will likely result in dilution of the ownership percentage of the existing holders of Common Stock even if these stockholders exercise their Subscription Rights in full because the Rights Offering Transaction will trigger the antidilution provisions under the Company’s outstanding Series B Preferred, which will result in the conversion price of the Series B Preferred being significantly reduced and the Series B Preferred being convertible into a greater number of shares of Common Stock.
      The Rights Offering Transaction may also result in a decrease in the market value of Common Stock. This decrease in market value may continue after the completion of the Rights Offering Transaction.
      Further, depending upon the results of the Rights Offering Transaction, the number of new shares to be issued could result in a change in control of the Company. Even if some stockholders other than the Standby Purchasers exercise their Subscription Rights, one or more of the Standby Purchasers could obtain a substantial ownership interest in the Company pursuant to the Standby Agreement. As a result, one or more of the Standby Purchasers may have the voting power to control the election of the Company’s board of directors and the approval of other matters presented for consideration by the stockholders, which could include mergers, acquisitions, amendments to the Company’s charter and various corporate governance actions.
      The certificate of designation relating to the Series B Preferred requires the Company to redeem all of the outstanding Series B Preferred (subject to the holders’ right to convert to Common Stock) upon a transfer or sale of our capital stock if after such transfer or sale, any of our stockholders, together with its affiliates, holds more than 40% of our voting stock. Although the Standby Agreement provides that no Standby Purchaser may acquire more than 39.9% of the outstanding Common Stock pursuant to the Rights Offering and the Standby Agreement and each of the Standby Purchasers has represented to the Company that such Standby Purchaser is not an affiliate (within the meaning of Rule 405 of the Securities Act) of any other Standby Purchaser, is not acting in concert with any other Standby Purchaser and is not a member of a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) that includes another Standby Purchaser as a member and has no current intention to act in the future in a manner that would make it a member of such a group (except in each case, with respect to one or more other Standby Purchasers that share a common investment advisor with such Standby Purchaser, which may be deemed to be “affiliates” and/or acting in concert and/or members of a “group” with such Standby Purchaser), there can be no assurance that one or more of the Standby Purchasers will not acquire more than 40% of the outstanding Common Stock in one or more future transactions. If such a change of control occurs, the Company would be required to redeem all of the outstanding Series B Preferred, unless it was converted into Common Stock by the holders thereof. The Company is seeking stockholder approval at the Special Meeting of an amendment to the Series B Certificate of Designation to provide that the issuance of Common Stock pursuant to the Rights Offering Transaction shall not constitute a change of control as defined in the Series B Certificate of Designation. (See Proposal 4, “Approval of an Amendment to the Certificate of Designation of Series B Preferred Stock to Modify the Redemption Features of the Series B Preferred Stock.”)
      Under the Company’s Dynamic Details asset-based revolving credit facility, a change of control is deemed to have occurred when any person or group of persons acquires beneficial ownership of 40% or more of the issued and outstanding shares of capital stock of the Company having the right to vote for election of directors. Although the Standby Agreement provides that no Standby Purchaser may acquire more than 39.9% of the outstanding Common Stock pursuant to the Rights Offering and the Standby Agreement and each of the Standby Purchasers has represented to the Company that such Standby Purchaser is not an affiliate (within the meaning of Rule 405 of the Securities Act) of any other Standby Purchaser, is not acting in concert with any other Standby Purchaser and is not a member of a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) that includes another Standby Purchaser as a member and has no current intention to act in the future in a manner that would make it a member of such a group (except in each case, with respect to one or more other Standby Purchasers that share a common investment advisor with such Standby Purchaser, which may be deemed to be “affiliates” and/or acting in concert and/or members of a “group” with such Standby Purchaser), there can be no assurance that one or more of the Standby Purchasers will not acquire more than 40% of the outstanding Common Stock in one or more future transactions. Upon the occurrence of a change of control, pursuant to the provisions or the Credit Agreement, the agent may, and at the written request of the lenders with more than two-thirds of the total commitments (or if the commitments have been terminated, more than two-thirds of the aggregate outstanding amount of the loans) shall, (a) suspend the revolving loan facility; (b) terminate the revolving loan facility; (c) declare all or any portion of the obligations under the credit agreement to be due and payable; or (d) exercise any rights and remedies provided to the agent under the loan documents or at law or equity.
      The indenture for the DDi Capital 16% senior accreting notes due 2009 defines a “change of control” as, among other things, any person or group of persons acquiring beneficial ownership of 50% or more of the issued and outstanding shares of capital stock of the Company having the right to vote for election of directors. Although the Standby Agreement provides that no Standby Purchaser may acquire more than 39.9% of the outstanding Common Stock pursuant to the Rights Offering and the Standby Agreement and each of the Standby Purchasers has represented to the Company that such Standby Purchaser is not an affiliate (within the meaning of Rule 405 of the Securities Act) of any other Standby Purchaser, is not acting in concert with any other Standby Purchaser and is not a member of a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) that includes another Standby Purchaser as a member and has no current intention to act in the future in a manner that would make it a member of such a group (except in each case, with respect to one or more other Standby Purchasers that share a common investment advisor with such Standby Purchaser, which may be deemed to be “affiliates” and/or acting in concert and/or members of a “group” with such Standby Purchaser), there can be no assurance that one or more of the Standby Purchasers will not acquire more than 40% of the outstanding Common Stock in one or more future transactions. Under such indenture, upon the occurrence of a change of control, each holder of the senior accreting notes will have the right to require DDi Capital to repurchase all or any part of such holder’s senior accreting notes at a purchase price equal to 100% of the accreted value thereof plus accrued and unpaid interest, if any, to the date of purchase. As described above, the Company intends to use the proceeds from the sale of Common Stock pursuant to the Rights Offering and the Standby Agreement to redeem the senior accreting notes in full.
      The Company has 75,000,000 shares of Common Stock authorized for issuance and, in order to enable the Company to proceed with the Rights Offering Transaction, is seeking stockholder approval for the issuance of an additional 115,000,000 shares of Common Stock. (See Proposal 3, “Proposal to Amend the Company’s Amended and Restated Certificate of Incorporation to Increase Authorized Common Stock and Preferred Stock.”) The use of these authorized shares for the Rights Offering Transaction will reduce the number of shares available for other issuances.
Federal Income Tax Consequences
      The following discussion is a summary of the material anticipated federal income tax consequences of the Rights Offering Transaction. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed regulations thereunder, judicial decisions and current administrative rulings, authorities and practices, all as amended and in effect on the date of this proxy statement. Any of these authorities could be repealed, overruled or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described below. No ruling from the Internal Revenue Service (the “IRS”) with respect to the matters discussed herein has been requested or will be requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.
      This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the Rights Offering Transaction and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to stockholders in light of their individual investment circumstances or to holders who may be subject to special treatment under the federal income tax laws (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax exempt entities). In addition, this summary does not address any consequences of the reverse stock split under any state, local or foreign tax laws. As a result, it is the responsibility of each stockholder to obtain and rely on advice from his, her or its tax advisor as to, but not limited to, the following: (a) the effect on his, her or its tax situation of the reverse stock split, including, but not limited to, the application and effect of state, local and foreign income and other tax laws; (b) the effect of possible future legislation or regulations; and (c) the reporting of information required in connection with the reverse stock split on his, her or its own tax returns. It will be the responsibility of each stockholder to prepare and file all appropriate federal, state and local tax returns.
      In general, for federal income tax purposes, neither the receipt nor the exercise of the Subscription Rights by stockholders should result in taxable income to holders of Common Stock, and no loss should be realized if the rights expire without exercise. A stockholder’s holding period for a share acquired upon exercise of a right begins with the date of exercise. Generally, a stockholder’s basis for determining gain or loss upon the sale of a share acquired upon the exercise of a Subscription Right will be equal to the sum of the Subscription Price per share and any servicing fee charged to the stockholder by the stockholder’s broker, bank or trust company. A stockholder’s gain or loss recognized upon a sale of a share acquired upon the exercise of a Subscription Right will be capital gain or loss (assuming the share is held as a capital asset at the time of sale) and will be long-term capital gain or loss if the share has been held at the time of sale for more than one year.
      A more complete discussion of the tax consequences of the Rights Offering will be contained in the prospectus describing the Rights Offering. Stockholders should consult their tax adviser for advice on the tax consequences of the proposed Rights Offering.
Reasons for Soliciting Stockholder Approval
      The Common Stock trades on the Nasdaq National Market. Under Nasdaq Marketplace Rules, the Company is required to obtain stockholder approval of the Standby Agreement and the transactions contemplated by such agreement, including the issuance of the Warrants and the issuance of shares of Common Stock pursuant to the Standby Agreement and the Warrants. Nasdaq requires stockholder approval (a) in a transaction (other than a public offering) involving the issuance or potential issuance of Common Stock (or securities convertible into Common Stock) equal to 20% or more of the Common Stock outstanding before the issuance for less than the greater of book or market value and (b) when the issuance of Common Stock would result in a change in control of the Company. Nasdaq may consider a number of factors in determining whether a change of control will occur as a result of a particular transaction, the most significant of which is an investor’s post-transaction ownership and/or voting level. If an investor acquires, or obtains the right to acquire, between 20% and 30% of the common stock or voting power of an issuer on a post-transaction basis, Nasdaq will consider certain factors in determining whether a change of control has occurred, such as whether the investor has a right to representation on the issuer’s board or to participate in management. Ownership of more than 30% of the common stock or voting power gives rise to a presumption that a change of control has occurred. A pending proposal to amend the Nasdaq rules would provide that a change of control will be deemed to have occurred if an investor acquires, or obtains the right to acquire, 20% or more of the common stock or the voting power of an issuer on a post-transaction basis (subject to certain exceptions).
      As of the Record Date, the Company had [27,610,849] shares of Common Stock outstanding. Depending on the Subscription Price, the Company could issue a number of shares of Common Stock pursuant to the Rights Offering Transaction that is greater than 20% of the currently outstanding shares of Common Stock. In addition, depending on the number of shares of Common Stock purchased in the Rights Offering by the Company’s current stockholders and the extent to which the Standby Purchasers acquire shares of Common Stock pursuant to the Standby Agreement and the Warrants, the Rights

Offering Transaction could result in a change of control of the Company as under Nasdaq’s rules. Accordingly, the Company is seeking stockholder approval of the Rights Offering Transaction.
Reasons to Approve the Rights Offering Transaction
      In recommending the Rights Offering Transaction, the Board of Directors carefully considered the Company’s need for additional capital and several alternative capital raising methods. The Board chose a rights offering because it enables the Company to raise equity capital, which will enable the Company to de-leverage its balance sheet and have sufficient funds to redeem the Series B Preferred, while allowing stockholders to retain a portion, although not all, of their proportionate interest in our capital stock. The Board of Directors considered the potential dilution of the ownership percentage of its current holders of Common Stock that could be caused by the issuance of additional shares of Common Stock pursuant to the Rights Offering Transaction. While the ownership percentage of the current holders of Common Stock will decrease, the Board of Directors considered that the magnitude of this dilution would be subject to, and dependent upon, the decision of each holder of Common Stock whether to subscribe for additional shares in the Company in the Rights Offering. In addition, the Board of Directors considered that the Rights Offering would only occur if the stockholders of the Company approved the proposed transaction. After weighing these factors and the effect of the Rights Offering Transaction of generating approximately $75 million, before expenses, in additional capital for the Company, the Board of Directors believes that the Rights Offering Transaction is in the best interests of the Company and its stockholders.
Required Vote
      The affirmative vote of the holders of a majority of the voting power represented by the shares of Common Stock and Preferred Stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal, voting together as a single class, is required to approve this proposal.
Board Recommendation
      The Board of Directors recommends a vote “FOR” the Rights Offering Transaction.

PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION
TO INCREASE AUTHORIZED COMMON STOCK AND PREFERRED STOCK
(Proposal 3)
      The Board of Directors has approved, subject to stockholder approval, an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of capital stock of the Company from 80,000,000 shares to 200,000,000 shares by (a) increasing the number of authorized shares of Common Stock from 75,000,000 shares to 190,000,000 shares; and (b) increasing the number of authorized shares of preferred stock, par value $0.001 per share, from 5,000,000 shares to 10,000,000 shares. If approved by the stockholders, the amendment will become effective upon the filing of a Certificate of Amendment with the Delaware Secretary of State, which would occur as soon as practicable following the Special Meeting. The Company urges you to carefully review the text of the Certificate of Amendment, a copy of which is attached to this proxy statement as Appendix E.
      The current authorized Common Stock of the Company is 75,000,000 shares. As of the Record Date, there were [27,610,849] shares of Common Stock issued and outstanding, [2,994,323] shares of Common Stock reserved for issuance under the Company’s stock compensation plans for directors, employees and consultants, [807,090] shares of Common Stock reserved for issuance upon the exercise of outstanding Common Stock purchase warrants and [7,622,188] shares of Common Stock reserved for issuance upon the conversion of outstanding shares of the Series B Preferred. In addition, the Company has the right to issue shares of Common Stock to satisfy accrued dividends on the Company’s Series B Preferred. Based on the number of outstanding and reserved shares of Common Stock described above, the Company currently has approximately                      shares of Common Stock remaining available for issuance. The current authorized preferred stock of the Company is 5,000,000 shares. As of the Record Date, there were 2,286,917 shares of preferred stock issued and outstanding, consisting of 1,000,000 shares of Series A Preferred, 147,679 shares of Series B-1 Preferred and 1,139,238 shares of Series B-2 Preferred. Subtracting these outstanding shares from the shares authorized, the Company currently has 2,313,083 shares of preferred stock remaining available for issuance.
      In addition, the Rights Offering, the Standby Agreement and related Warrants and Registration Rights Agreement, if approved and completed, will require the Company to issue additional shares of Common Stock and will trigger anti-dilution adjustments to the Series B Preferred, which will increase the number of shares of Common Stock issuable upon conversion of the Series B Preferred. Accordingly, without an increase in the authorized Common Stock, the Company may not have sufficient shares of Common Stock for the issuance pursuant to the Rights Offering, the Standby Agreement and the related Warrants. An increase in authorized shares is necessary at this time because, in order to complete the Rights Offering Transaction, the Company may need to increase the number of shares of authorized Common Stock.
      The additional shares of Common Stock and preferred stock would be available for issuance in the Rights Offering Transaction and for other issuances for any proper corporate purpose from time to time as determined by the Board of Directors. For example, in addition to the Rights Offering Transaction, the Company may issue shares of Common Stock and preferred stock, in public or private offerings for cash, or for use in the operations of the Company and for use as consideration in acquiring other companies or assets with stock.
      The additional 7,313,083 shares of preferred stock proposed to be authorized will be undesignated “blank check” preferred stock as is the case with respect to the currently authorized preferred stock. The Board determines the powers, preferences, privileges and rights of such shares undesignated “blank check” preferred stock. The authority of the Board includes, among other things, establishing the number of shares constituting a series, dividend rights (including the amount and nature thereof), voting rights (in addition to the rights provided by applicable law), conversion or exchange privileges, redemption features, sinking fund provisions, conditions or restrictions on specified actions of the Company, and rights in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company.

      The Board of Directors believes that the proposed increase in authorized shares of Common Stock and preferred stock is desirable to enable the Company to complete the Rights Offering and to enhance the Company’s flexibility in managing the Company’s capitalization, raising capital, addressing dividend payments, conversions and redemptions of the Series B Preferred, engaging in future acquisitions and structuring appropriate equity compensation. The Board determines whether, when and on what terms to issue shares of common stock and preferred stock, including the additional shares proposed to be authorized. Under certain circumstances stockholder approval is also required for issuances of shares of Common Stock and/or preferred stock under Delaware corporate law or by the rules of any national securities exchange on which our stock is then listed or the terms of any outstanding series of preferred stock or other agreements.
      While the Company does not have any current plans to issue additional equity securities (other than in connection with the Rights Offering Transaction, in connection with grants under the Company’s present and future equity compensation plans and/or the potential issuance of shares of Common Stock as dividends on, or upon conversion or redemption of the Series B Preferred) and has not entered into any agreement to sell its equity securities at this time (other than the Standby Agreement) or to make an acquisition utilizing Common Stock or preferred stock, the Board is seeking approval for additional authorized Common Stock and preferred stock at this time because opportunities requiring prompt action may arise in the future and the Board believes the delay and expense in seeking stockholder approval for additional authorized Common Stock and preferred stock could deprive the Company and its stockholders of the ability to benefit effectively from opportunities and/or cause the loss of attractive acquisitions or financing arrangements.
      The additional shares of Common Stock to be authorized will have rights identical to the currently outstanding Common Stock. The proposed amendment will not affect the par value of the Common Stock, which will remain at $0.001 per share, nor will it affect any outstanding series of the Preferred Stock. Under the Company’s Amended and Restated Certificate of Incorporation, stockholders do not have preemptive rights to subscribe to additional securities which may be issued by the Company. This means that current stockholders do not have a prior right to purchase any new issue of the Company’s capital stock in order to maintain their proportionate ownership of Common Stock.
      It is not possible to state the effects of the proposed amendment to increase the authorized shares of preferred stock upon the rights of holders of Common Stock until the Board determines the respective rights of the holders of one or more series of preferred stock. However, the issuance of shares of preferred stock pursuant to the Board’s authority described above may adversely affect the rights of the holders of Common Stock. Specifically, the effects of such issuances of preferred stock could include (a) reduction of the amount of cash otherwise available for payment of dividends on Common Stock, (b) restrictions on dividends on Common Stock, (c) dilution of the voting power of Common Stock, and (d) restrictions on the rights of holders of Common Stock to share in the Company’s assets on liquidation until satisfaction of any liquidation preference granted to the holders of such subsequently designated series of preferred stock. For example, preferred stock issued by the Company will likely rank senior to the Common Stock as to dividend rights, liquidation preferences or both, may have full or limited voting rights, and may be convertible into shares of Common Stock. Accordingly, the issuance of shares of preferred stock could decrease the amount of earnings and assets allocable to or available for distribution to holders of Common Stock and adversely affect the rights and powers, including voting rights of the Common Stock, and may discourage bids for the Common Stock or may otherwise adversely affect the market price of the Common Stock.
      If the Company issues additional shares of Common Stock or other securities convertible into Common Stock in the future, including shares of convertible preferred stock, it could dilute the voting rights of existing holders of Common Stock and could also dilute earnings per share and book value per share. In addition, such issuances could trigger the anti-dilution provisions under the Company’s Series B Preferred.

      In addition to the corporate purposes discussed above, the proposed increase in the number of authorized preferred shares, under certain circumstances, may have an anti-takeover effect, although this is not the present intent of the Board. For example, it may be possible for the Board to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company or the Company’s stockholders. Also, by increasing the number of outstanding shares of preferred stock, the interest of the party attempting to gain control of the Company could be diluted. The increased number of shares of authorized preferred stock, therefore, may have the effect of discouraging unsolicited takeover attempts. However, the Board is not aware of any attempt to take control of the Company at this time, and the Board did not propose the increase in authorized preferred shares with the intent that the additional shares be utilized as a type of anti-takeover device.
      If the proposed amendment to the Certificate of Incorporation described in this Proxy Statement are approved by the stockholders, it is expected that the amendments will be filed with the Delaware Secretary of State shortly after the Special Meeting.
Required Vote
      The affirmative vote of (a) a majority of the voting power represented by the outstanding shares of Common Stock and Preferred Stock of the Company, voting together as a single class and (b) a majority of the outstanding shares of Preferred Stock, voting as a separate class, will be required for adoption of the amendment.
Board Recommendation
      The board of directors recommends a vote “FOR” the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of capital stock of the Company from 80,000,000 shares to 200,000,000 shares by (a) increasing the number of authorized shares of Common Stock to 190,000,000 shares, and (b) increasing the number of authorized shares of Preferred Stock to 10,000,000 shares.

APPROVAL OF AN AMENDMENT TO
THE CERTIFICATE OF DESIGNATION OF SERIES B PREFERRED STOCK TO
MODIFY THE REDEMPTION FEATURES OF THE SERIES B PREFERRED STOCK
(Proposal 4)
      The Board of Directors has unanimously approved, subject to stockholder approval, an amendment to the Company’s Certificate of Designation of Series B Preferred Stock (the “Certificate of Designation”) to modify the redemption features the Series B Preferred Stock as more specifically described below. If approved by the stockholders, the amendment will become effective upon the filing of a Certificate of Amendment with the Delaware Secretary of State, which would occur as soon as practicable following the Special Meeting. A summary of the proposed amendment to the Certificate of Designation is set forth below. The Company urges you to carefully review the text of the Certificate of Designation, as proposed to be amended, a copy of which is attached to this proxy statement as Appendix F.
Background of the Series B Preferred Stock Issuance
      On March 30, 2004, the Company sold in a private placement 147,679 shares of Series B-1 Preferred and 1,139,238 shares of Series B-2 Preferred at a price of $47.40 per share (the “Stated Value”) to eleven institutional investors (the “Investors”) for an aggregate purchase price of $61 million. The Company completed the private placement to refinance its indebtedness. The Company applied $54.8 million of the net proceeds from the private placement towards repayment of the outstanding balance of the Dynamic Details senior credit facility, which was repaid in full.
      In connection with the private placement of the Series B Preferred, on March 30, 2004, the Company filed the Certificate of Designation with the Delaware Secretary of State, setting forth the designations, relative rights, preferences and limitations applicable to the Series B Preferred. The Series B-1 Preferred and the Series B-2 Preferred are identical in every respect, except that the Series B-2 Preferred is subject to a provision that limits the ability of the holders to vote or receive Common Stock upon conversion or redemption of the Series B-2 Preferred or as payment of dividends if such actions would cause the holders to exceed certain beneficial ownership thresholds. Each share of Series B Preferred is initially convertible into four shares of Common Stock, subject to certain anti-dilution adjustments. The shares of Series B Preferred bear dividends at the rate of 6% per annum. The shares of Series B Preferred are subject to mandatory redemption on March 30, 2009 (the “Mandatory Redemption Date”), or earlier under certain circumstances as described more fully below.
      Copies of the Stock Purchase Agreement and the Certificate of Designation that were executed in connection with the private placement transaction were filed by the Company as exhibits to a Current Report on Form 8-K, which was filed with the SEC on April 4, 2004.
Relevant Provisions of the Current Certificate of Designation
      Pursuant to Section 5 of the Certificate of Designation, the Series B Preferred Stock is subject to mandatory redemption on the Mandatory Redemption Date. At the option of the holders of the Series B Preferred, the Company is required to redeem the Series B Preferred Stock in three equal installments on September 30, 2005, March 30, 2006, and September 30, 2006, or earlier upon a change of control, certain events of default or other specified occurrences. The Company also has the right to redeem the Series B Preferred Stock at its option if the Common Stock trades above $20.75 for 30 consecutive trading days. The redemption price for the Series B Preferred Stock is the stated value for the Series B Preferred plus accrued dividends, except in the case of certain defaults where there are premiums to the redemption cost.
      The Company has the option to make redemption payments in either cash or Common Stock (up to a maximum of 10,000,000 shares, unless the holders otherwise agree), except in the event of a default or certain other occurrences when the redemption payments must be made in cash. If the Company uses Common Stock to make redemptions, then the Common Stock issued is valued at a 5% discount to the current market price in making such payments.

Proposed Amendment to the Certificate of Designation
      If the proposed Rights Offering is approved by the stockholders, the Company expects to receive gross proceeds of approximately $75 million from the sale of Common Stock pursuant to the Rights Offering and the Standby Agreement. The Company intends to use the proceeds from the Rights Offering and the Standby Agreement to pay off the senior accreting notes. In addition, the Company would like to redeem two-thirds of the outstanding Series B Preferred with the proceeds of the Rights Offering and the Standby Agreement. Under the terms of the Certificate of Determination, while the holders of the Series B Preferred have the option of requiring the Company to redeem up to one-third of the outstanding Series B Preferred on September 30, 2005, the Company does not have the right to cause the mandatory redemption of the outstanding Series B Preferred until the Mandatory Redemption Date, unless the Common Stock trades above $20.75 for 30 consecutive trading days.
      Accordingly, in order to facilitate the early redemption of a portion of the Series B Preferred, the stockholders are being asked to approve an amendment to Section 5 of the Certificate of Designation. Specifically, the proposed amendment to Section 5 of the Certificate of Designation would:

•	provide that upon completion of the Rights Offering the Company will redeem one-third of the outstanding shares of Series B Preferred at a redemption price payable in cash equal to the Stated Value plus all accrued but unpaid dividends on such shares through the date of redemption;

•	provide that upon completion of the Rights Offering the Company will redeem an additional one-third of the outstanding shares of Series B Preferred at a redemption price payable in cash equal to 101% of the Stated Value of such shares;

•	eliminate the option of the holders of the Series B Preferred to require the Company to redeem a portion of the Series B Preferred Stock on September 30, 2005 and March 30, 2006; and

•	provide that the issuance of Common Stock pursuant to the Rights Offering, Standby Agreement and the related Warrants shall not constitute a change of control as defined in the Certificate of Designation.
      Except as described above, the amendment to the Certificate of Designation will have no effect on the right of the holders of Series B Preferred to require the Company to redeem outstanding shares of the Series B Preferred on September 30, 2006, upon a change of control, certain events of default or other specified occurrences or at the Mandatory Redemption Date. The general effect of this amendment to Section 5 of the Certificate of Designation on existing holders of the Common Stock and the Series A Preferred will be to (a) reduce the aggregate liquidation preference of the Series B Preferred to which the Common Stock and the Series A Preferred are junior with respect to distributions, and (b) proportionately increase the voting power of each share of Common Stock and Series A Preferred.
Federal Income Tax Consequences
      The following discussion is a summary of the material anticipated federal income tax consequences of the proposed amendment to the Certificate of Designation. This discussion is based upon the Code, existing and proposed regulations thereunder, judicial decisions and current administrative rulings, authorities and practices, all as amended and in effect on the date of this proxy statement. Any of these authorities could be repealed, overruled or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described below. No ruling from the IRS with respect to the matters discussed herein has been requested or will be requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.
      This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the proposed amendment to the Certificate of Designation and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to stockholders in light of their individual investment circumstances or to holders who may be subject to special treatment under the federal income tax laws (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax exempt entities). In addition, this summary does not address any consequences of the reverse stock split under any state, local or foreign tax laws. As a result, it is the responsibility of each stockholder to obtain and rely on advice from his, her or its tax advisor as to, but not limited to, the following: (a) the effect on his, her or its tax situation of the reverse stock split, including, but not limited to, the application and effect of state, local and foreign income and other tax laws; (b) the effect of possible future legislation or regulations; and (c) the reporting of information required in connection with the reverse stock split on his, her or its own tax returns. It will be the responsibility of each stockholder to prepare and file all appropriate federal, state and local tax returns.
      There will be no material adverse tax consequences to the holders of Series B Preferred or to the Company as a result of the changes in the redemption and change of control provisions pursuant to the proposed amendment to the Certificate of Designation.
Required Vote
      The affirmative vote of (a) the holders of a majority of the voting power represented by the outstanding shares of Common Stock and Preferred Stock, voting together as a single class, and (b) a majority of the outstanding shares of Series B Preferred, will be required for adoption of the amendment of the Certificate of Designation.
Board Recommendation
      The board of directors recommends a vote “FOR” the proposed amendment to the Certificate of Designation.

APPROVAL OF REVERSE STOCK SPLIT
(Proposal 5)
      The Board of Directors has unanimously approved, subject to stockholder approval, an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Common Stock. If approved by the stockholders, the amendment will become effective upon the filing of a Certificate of Amendment with the Delaware Secretary of State. If the stockholders approve the proposal, the Board of Directors will have the authority, in its sole discretion, to determine whether to file this amendment. The Company urges you to carefully review the text of the Certificate of Amendment, a copy of which is attached to this proxy statement as Appendix G.
Background
      The Board of Directors has approved and is hereby soliciting stockholder approval of an amendment to the Certificate of Incorporation to effect a reverse stock split in the range from 1:3 to 1:7 in the form set forth in Appendix G to this proxy statement (the “Amendment”). A vote FOR the proposal will include approval of the combination of any whole number of shares of Common Stock between and including three and seven into one share of Common Stock and will grant the Board of Directors the authority to select which of the approved exchange ratios within that range will be implemented. If the stockholders approve this proposal, the Board of Directors will have the authority, in its sole discretion, and without further action on the part of the stockholders, to select one of the approved reverse stock split ratios and effect the approved reverse stock split by filing the Amendment with the Delaware Secretary of State at any time after the approval of the Amendment and on or before                     , 2006 [six months after the vote approving the reverse stock split]. If the Amendment has not been filed with the Delaware Secretary of State by the close of business on                     , 2006, the Board will either re-solicit stockholder approval or abandon the reverse stock split. The par value of the Common Stock would remain unchanged at $0.001 per share, and the number of authorized shares of Common Stock would remain unchanged. In addition, the number of shares of Common Stock issuable upon exercise or conversion of options, warrants and convertible securities will be reduced by the reverse stock split ratio selected by the Board of Directors.
      The Board of Directors has approved the Amendment for adoption by the stockholders because it believes that a reverse stock split may be in the best interests of the Company and its stockholders, depending on the outcome of the proposed Rights Offering Transaction. However, the Board of Directors reserves the right, notwithstanding stockholder approval, and without further action by the stockholders, to decide not to proceed with the filing of the Amendment and the reverse stock split, if at any time prior to the filing of the Amendment it determines, in its sole discretion, that the reverse stock split is not in the best interests of the Company and the stockholders.
Purposes of the Reverse Stock Split
      The purpose of authorizing the reverse stock split is to maximize the flexibility of the Board of Directors in addressing market-related issues affecting the Company’s capitalization. The decision to effect the reverse stock split and the ratio for the reverse stock split will be assessed after the Board knows the outcome of the stockholders vote on the proposals set forth in this proxy statement and the implementation of those proposals that the stockholders approve.
      A reverse stock split may have the following beneficial effects:

•	If the Rights Offering Transaction is completed, the number of outstanding shares of Common Stock will increase significantly. If the proposal to increase the authorized Common Stock and preferred stock (Proposal 3) is not approved at the Special Meeting, a reverse stock split may enable the Company to effect the Rights Offering Transaction and meet the Company’s other obligations which require the issuance of Common Stock without depleting the shares of Common Stock authorized in the Company’s Certificate of Incorporation.

•	A reverse stock split may broaden the market for the Common Stock and any resulting anticipated increased price level could encourage interest in the Common Stock. The decision to seek stockholder approval of a reverse stock split is part of broader considerations by the board of directors affecting the Company’s capitalization. As described elsewhere in this proxy statement, the Company is proposing a Rights Offering Transaction, as well as an amendment to the Certificate of Designation for the Series B Preferred that would enable the Company to redeem two-thirds of the outstanding Series B Preferred upon completion of the Rights Offering Transaction. The Rights Offering Transaction may have the effect of reducing the market price for the Common Stock. A decrease in the market price of the Common Stock after the Rights Offering Transaction could impair the Company’s acceptability to institutional investors, professional investors and other members of the investing public. Various brokerage house policies and practices tend to discourage individual brokers within those firms from dealing with low-priced stocks. In addition, the current price per share of our Common Stock may result in individual stockholders paying higher per-share transaction costs because fixed-price brokers’ commissions represent a higher percentage of the stock price on lower priced stock than fixed-price commissions on a higher priced stock.

•	The Common Stock is currently quoted on The Nasdaq Stock Market (“The Nasdaq Stock Market”) under the symbol “DDIC.” The reverse stock split is also being proposed to give the Board of Directors the flexibility to maintain the eligibility of the Common Stock for listing on the Nasdaq Stock Market should the market price for the Common Stock fall to below $1.00 per share. In order to maintain our listing on the Nasdaq Stock Market, the minimum daily closing bid price per share of the Common Stock must be $1.00 or greater. Because of market factors and the number of shares of Common Stock that will be issued in the proposed Rights Offering Transaction, it is possible the per-share market price will decrease. Although the Company’s share price has been over $1.00 since the Company was reorganized in December 2003, and the Company has not received any notice from the Nasdaq Stock Market regarding the Company’s share price, if the proposal is not approved and the market price for the Common Stock decreases, it is possible that the Common Stock would cease to be listed and traded on the Nasdaq Stock Market. Such delisting would significantly and adversely affect the trading in and liquidity of the Common Stock. The Board has determined that a reverse stock split of the Common Stock may be the best way of assuring continued compliance with Nasdaq’s $1.00 minimum bid price requirement should the market price for the Common Stock fall.

•	A higher stock price may help the Company attract and retain employees and other service providers. Some potential employees and service providers may be less likely to work for a company with a low stock price, regardless of the size of the company’s market capitalization. If the reverse stock split successfully increases the per share price of the Common Stock, this increase may enhance the Company’s ability to attract and retain employees and service providers.
Risks Associated with the Reverse Stock Split
      If the reverse stock split is approved by the stockholders and the Board were to proceed with the reverse stock split, there are certain risks associated with the reverse stock split.
      While the Board of Directors believes that the Common Stock would trade at higher prices after the consummation of the reverse stock split, there can be no assurance that the increase in the trading price will occur, or, if it does occur, that it will equal or exceed the price that is the product of the market price of the Common Stock prior to the reverse stock split times the selected reverse stock split ratio. In some cases, the total market capitalization of a company following a reverse stock split is lower, and may be substantially lower, than the total market capitalization before the reverse stock split. In addition, the fewer number of shares that will be available to trade will possibly cause the trading market of the Common Stock to become less liquid, which could have an adverse effect on the price of the Common Stock.

      In addition, we cannot offer any assurance that the Common Stock will continue to meet The Nasdaq National Market continued listing requirements following the reverse stock split. Even if the Company continues to satisfy Nasdaq’s $1.00 minimum bid price requirement, the Company must continue to satisfy other Nasdaq maintenance standards to remain on The Nasdaq National Market. In order for Common Stock to continue to be quoted on The Nasdaq National Market, it must satisfy various listing maintenance standards established by Nasdaq. In addition to a minimum bid price of at least $1.00 per share, the Company is required to have (a) at least 750,000 shares publicly held by persons other than officers, directors and beneficial owners of greater than 10% of the Company’s total outstanding shares; (b) a market value of publicly held shares of at least $5 million; (c) at least 400 stockholders who own at least 100 shares; and (d) stockholder’s equity of at least $10 million.
      The market price of the Common Stock and the Company’s stockholder equity is based on our performance and other factors, some of which may be unrelated to the number of our shares outstanding. Factors that may cause the Company’s stockholder equity and the market price of the Common Stock to decline include: (a) changes in general economic conditions in the markets in which the Company may compete and fluctuations in demand in the electronics industry; (b) the ability of the Company to sustain historical margins as the industry changes; (c) increased competition; (d) increased costs; (e) loss or retirement of key members of management; (f) increases in the Company’s cost of borrowings or unavailability of additional debt or equity capital on terms considered reasonable by management; and (g) adverse state, federal or foreign legislation or regulation or adverse determinations by regulators. In addition to the items specifically discussed above, our business and results of operations are subject to the risks and uncertainties described from time-to-time in the Company’s registration statements and periodic reports filed with the Securities and Exchange Commission.
      The liquidity of the Common Stock may be adversely affected by the reduced number of shares outstanding after the reverse stock split. In addition, the split will increase the number of stockholders who own “odd lots,” which consist of blocks of fewer than 100 shares. Stockholders who hold odd lots may be required to pay higher brokerage commissions when they sell their shares and may have greater difficulty in making sales.
Effective Date of the Reverse Stock Split
      If this proposal is approved by the stockholders, the reverse stock split will become effective at such time as the Company files a Certificate of Amendment to its Certificate of Incorporation with the Delaware Secretary of State (or at such later time as may be set forth in the Certificate of Amendment), which may take place at any time on or before                     , 2006 [six months from the vote approving the reverse stock split.]. Before the Company files the Certificate of Amendment, the Board of Directors must approve the final reverse stock split ratio. Even if the reverse stock split is approved by the stockholders, the Board of Directors has discretion to decline to carry out the reverse stock split if it determines that the reverse stock split is no longer in the best interests of the Company and its stockholders.
Exchange of Stock Certificates and Payment for Fractional Shares
      If the proposal is approved by our stockholders and the Board of Directors believes that the reverse stock split is in the best interests of the Company and its stockholders, the exchange of shares of the Common Stock will occur at the effective time of the Amendment without any further action on the part of our stockholders and without regard to the date that any stockholder physically surrenders the stockholder’s certificates representing pre-split shares of Common Stock for certificates representing post-split shares. Each certificate representing pre-split shares of Common Stock will, until surrendered and exchanged as described above, be deemed cancelled and, for all corporate purposes, will be deemed to represent only the number of post-split shares of Common Stock and the right to receive the amount of cash for any fractional shares as a result of the reverse stock split. However, a stockholder will not be entitled to receive any dividends or other distributions payable by the Company after the Amendment is effective until that stockholder surrenders and exchanges the stockholder’s certificates. If there are any dividends or distributions, they will be withheld, accumulate and be paid to each stockholder, without interest, once that stockholder surrenders in exchange his, her or its certificates.
      As soon as practicable after the effective date of the Amendment, the Company’s transfer agent, Mellon Investor Services, will mail transmittal forms to each holder of record of certificates formerly representing shares of the Common Stock that will be used in forwarding certificates for surrender and exchange for certificates representing the number of shares of the Common Stock the holder is entitled to receive as a consequence of the reverse stock split. The transmittal form will be accompanied by instructions specifying other details of the exchange.
      After receipt of a transmittal form, each holder should surrender the certificates formerly representing shares of the Common Stock and will receive in exchange therefor certificates representing the number of shares of the Common Stock to which the holder is entitled. No stockholder will be required to pay a transfer or other fee to exchange his, her or its certificates. Stockholders should not send in certificates until they receive a transmittal form from the Company’s transfer agent. In connection with the reverse stock split, the Common Stock will change its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing shares of our post-split Common Stock.
      In the event that the number of shares of post-split Common Stock for any stockholder includes a fraction, we will pay that stockholder, in lieu of issuing fractional shares, a cash amount (without interest) equal to the fair market value of such fraction of a share which would otherwise result from the reverse stock split, based upon the average of the closing bid prices of the Common Stock as reported on The Nasdaq National Market or other principal market of the Common Stock during each of the five (5) trading days preceding the effective date of the Amendment. This cash payment represents merely a mechanical rounding off of the fractions in the exchange, and is not a separately bargained-for consideration. Similarly, no fractional shares will be issued on the exercise of outstanding warrants and options or the conversion of convertible securities, except as otherwise expressly specified in the documents governing such warrants, options and convertible securities.
Federal Income Tax Consequences
      The following discussion is a summary of the material anticipated federal income tax consequences of a reverse stock split of the issued and outstanding shares of Common Stock within the range specified above. This discussion is based upon the Code, existing and proposed regulations thereunder, judicial decisions and current administrative rulings, authorities and practices, all as amended and in effect on the date of this proxy statement. Any of these authorities could be repealed, overruled or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described below. No ruling from the IRS with respect to the matters discussed herein has been requested or will be requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.
      This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the reverse stock split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to stockholders in light of their individual investment circumstances or to holders who may be subject to special treatment under the federal income tax laws (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax exempt entities). In addition, this summary does not address any consequences of the reverse stock split under any state, local or foreign tax laws. As a result, it is the responsibility of each stockholder to obtain and rely on advice from his, her or its tax advisor as to, but not limited to, the following: (a) the effect on his, her or its tax situation of the reverse stock split, including, but not limited to, the application and effect of state, local and foreign income and other tax laws; (b) the effect of possible future legislation or regulations; and (c) the reporting of information required in connection with the reverse stock split on his, her or its own tax returns. It will be the responsibility of each stockholder to prepare and file all appropriate federal, state and local tax returns.
      The Company believes that the reverse stock split will constitute a tax-free recapitalization under the Code and that we should not recognize any gain or loss as a result of the reverse stock split. In addition, stockholders should not recognize any gain or loss if they receive only Common Stock upon the reverse stock split. If a stockholder receives cash in lieu of a fractional share of Common Stock that otherwise would be held as a capital asset, the stockholder generally will recognize capital gain or loss equal to the difference, if any, between the cash received and the stockholder’s basis in the fractional share. For this purpose, a stockholder’s basis in the fractional share of Common Stock will be determined in the manner described below as if the stockholder actually received the fractional share. However, under unusual circumstances, cash received in lieu of a fractional share might possibly be deemed a dividend. The stockholder should consult a tax advisor to determine which of these treatments will apply upon the receipt of cash in lieu of a fractional share of Common Stock.
      The Company further believes that a stockholder’s aggregate basis of his, her or its post-split shares of Common Stock will equal his, her or its aggregate basis in the pre-split shares of Common Stock owned by that stockholder that are exchanged for the post-split shares of Common Stock. Generally, the aggregate basis will be allocated among the post-split shares on a pro rata basis. However, if a stockholder has used the specific identification method to identify his, her or its basis in pre-split shares of Common Stock surrendered in the reverse stock split, the stockholder should consult a tax advisor to determine his, her or its basis in the post-split shares. The holding period of the post-split Common Stock received by a stockholder will generally include the stockholder’s holding period for the shares of pre-split Common Stock with respect to which post-split shares of Common Stock are issued, provided that the shares of pre-split Common Stock were held as a capital asset on the date of the exchange.
Accounting Effects of the Reverse Stock Split
      Following the effective date of the reverse stock split, the par value of the Common Stock will remain at $0.001 per share. The number of outstanding shares of Common Stock and the number of shares of Common Stock issuable upon exercise or conversion of options, warrants and convertible securities will be reduced by the reverse stock split ratio selected by the Board of Directors, taking into account such additional decrease resulting from our repurchase of fractional shares that otherwise would result from the reverse stock split. Accordingly, the aggregate par value of the issued and outstanding shares of the Common Stock, and therefore the stated capital associated with the Common Stock, will be reduced, and the additional paid-in capital (capital paid in excess of the par value) will be increased in a corresponding amount for statutory and accounting purposes. If the reverse stock split is effected, all share and per share information in the Company’s financial statements will be restated to reflect the reverse stock split for all periods presented in our future filings, after the effective date of the Amendment, with the Securities and Exchange Commission and The Nasdaq National Market. Total stockholders’ equity will remain unchanged.
No Dissenters’ Rights
      Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenters’ rights with respect to the reverse stock split, and the Company will not independently provide stockholders with any such right.
Effects of the Reverse Stock Split
      Corporate Matters. If approved and effected, the reverse stock split would have the following effects:

•	depending on the exact reverse stock split ratio selected by the Board of Directors, between three and seven shares of Common Stock owned by a stockholder before the reverse stock split would be exchanged for one share of Common Stock;

•	based on the reverse stock split ratio selected by the Board of Directors, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders thereof to purchase shares of Common Stock, which will result in approximately the same aggregate price being required to be paid for such options or warrants upon exercise of such options or warrants immediately preceding the reverse stock split;

•	based on the reverse stock split ratio selected by the Board of Directors, a proportionate adjustment to the conversion price of the Company’s outstanding Series B Preferred, which will result in the holders of the Series B Preferred being entitled to receive upon conversion the number of shares of the Common Stock which the holder would have owned on a post-split basis had such shares of Series B Preferred been converted immediately prior to the reverse stock split, in accordance with the terms of the Certificate of Designation pursuant to which the Series B Preferred was issued; and

•	the number of shares reserved for issuance under the Company’s existing stock option plans will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors.
      If approved and effected, the reverse stock split will be effected simultaneously for all of the Common Stock and the ratio will be the same for all of the Common Stock. The reverse stock split will affect all of the Company’s stockholders uniformly. The reverse stock split will not change the terms of the Common Stock. The shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects after the reverse stock split. No stockholder’s percentage ownership of Common Stock will be altered except for the effect of the elimination of fractional shares.
      Number of Stockholders; Exchange Act Registration. The Common Stock is currently registered under Section 12(g) of the Exchange Act, and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. Depending on the reverse stock split ratio selected by the Board of Directors, certain holders of Common Stock may no longer hold any whole shares of Common Stock. These holders, to whom the Company will pay a cash amount in lieu of issuing fractional shares, will cease to be stockholders of the Company. Notwithstanding the fact that the total number of record holders of Common Stock would be reduced by a reverse stock split, the purpose of the proposed stock split is not to reduce the number of record holders. The reverse stock split is not part of a contemplated “going private” transaction under Rule 13e-3 of the Exchange Act, and the Company will continue to be subject to the periodic reporting requirements of the Exchange Act.
      Authorized Shares. Because the Company’s authorized Common Stock will not be reduced, the overall effect will be an increase in authorized but unissued shares of Common Stock as a result of the reverse stock split. These shares may be issued by the Company’s Board of Directors in its discretion. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of Common Stock.
Required Vote
      The affirmative vote of the holders of a majority of the voting power represented by the shares of Common Stock and Preferred Stock present in person or by proxy at the Special Meeting and entitled to vote on this proposal, voting together as a single class, is required to approve this proposal.
Board Recommendation
      The Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of Common Stock.

APPROVAL OF THE
DDI CORP. 2005 STOCK INCENTIVE PLAN
(Proposal 6)
      The Board of Directors has unanimously approved, subject to stockholder approval, the DDi Corp. 2005 Stock Incentive Plan (the “2005 Plan”). Below is a summary of the principal provisions of the 2005 Plan and its operation. A copy of the 2005 Plan is set forth in full in Appendix H to this Proxy Statement, and the following description of the 2005 Plan is qualified in its entirety by reference to Appendix H.
Background
      The Board of Directors has adopted the 2005 Plan as the preferred vehicle for making future awards of share-based incentive compensation to eligible employees, consultants and directors of the Company and its affiliates. The Company’s stockholders are being asked to approve the 2005 Plan as a successor to the Company’s 2003 Management Equity Incentive Plan (the “2003 Plan”).
      The Board of Directors believes that the 2005 Plan is an important factor in attracting, retaining and motivating employees, consultants and directors of the Company and its affiliates. The Board believes that the Company needs the flexibility both to have an increased reserve of Common Stock available for future equity-based awards and to make future awards in a form other than stock options.
      The 2005 Plan increases by 12,595,646 the number of shares of Common Stock available for future awards to employees, consultants and directors in comparison to the 2003 Plan. In view of the number of employees of the Company and its subsidiaries and the fact that the Company may in the future make acquisitions resulting in the hiring of additional employees, the Board of Directors recognizes the need for this increase in the number of shares of Common Stock which may be issued pursuant to awards relating to Common Stock.
      As of the Record Date [2,300,119] shares of Common Stock are reserved for issuance pursuant to outstanding options granted under the 2003 Plan. The 2003 Plan has [2,404,354] shares of Common Stock that remain available for grant. As of the Record Date, [27,610,849] shares of Common Stock were issued and outstanding. In addition, 500,000 shares of Common Stock are reserved for issuance, and 100,000 shares are available for future issuance, to non-employee directors of the Company under the Company’s 2003 Directors Equity Incentive Plan.
      If the 2005 Plan is not approved by the stockholders at the Special Meeting, the 2003 Plan will remain in effect in accordance with its terms, and 2,404,354 shares of Common Stock will remain available for future stock option awards under the 2003 Plan.
      If the 2005 Plan is approved by the stockholders at the Special Meeting, the Company will not make future grants with respect to the 2,404,354 shares of Common Stock that remain available for grant under the 2003 Plan. However, the stockholders may suffer further dilution from the 2005 Plan, because the total number of shares of Common Stock available for potential compensatory awards will increase by 12,595,646 shares, 45.6% of the outstanding shares of the Common Stock as of the Record Date (subject to adjustment as provided for in the 2005 Plan).
      If the 2005 Plan receives stockholder approval, the Company will register with the SEC, on a Form S-8 Registration Statement, the shares of Common Stock that would be issuable under the 2005 Plan.
      There are three principal differences between the 2005 Plan and the 2003 Plan. First, the 2005 Plan permits future awards for 15,000,000 shares of Common Stock to employees, consultants and directors; with no more than 7,500,000 of those shares being available for Awards in a form other than stock options and stock appreciation rights. In view of the number of employees of the Company and its subsidiaries and the possibility that the Company may in the future make acquisitions resulting in the hiring of additional employees, the Board of Directors recognizes the need for this increase in the number of shares that may be issued pursuant to awards relating to shares.

      The 2005 Plan’s second principal difference from the 2003 Plan relates to the greater flexibility that the 2005 Plan will provide with respect to the types of awards that could occur. The 2003 Plan limited awards to stock options and restricted stock awards, while the 2005 Plan would allow grants not only in the form of stock options and restricted stock but also in the form of stock appreciation rights, deferred shares, and performance awards. These types of awards are described below, and are referred to below collectively as “Awards.”
      The third principal difference from the 2003 Plan relates to the type of stock options issuable under the respective plans. The 2003 Plan was adopted in December 2003 as part of the Company’s Plan of Reorganization under Chapter 11 of the U.S. Bankruptcy Code. The 2003 Plan was intended to provide the Company’s management and employees with an equity interest in the Company upon the Company’s emergence from bankruptcy, since all of the stock options held by management prior to the reorganization were cancelled as part of the Plan of Reorganization.
      As a result, the 2003 Plan was not designed, and is not well suited, to meet the Company’s equity compensation needs going forward. The options available for grant under the 2003 are divided into two tranches — 3,742,515 Tranche A Options and 1,360,544 Tranche B Options. Under the terms of the 2003 Plan, the Tranche A Options were intended to be granted on the effective date of the Plan of Reorganization and the first anniversary of such effective date. Accordingly, the exercise prices for Tranche A Options are fixed by the 2003 Plan at prices that based upon the fair market value of the Common Stock on such dates and are not related to the current fair market value of the Company’s Common Stock. The Tranche B Options under the 2003 Plan are available for future grant at an exercise price equal to the fair market value of the Common Stock on the date of grant.
      The Board of Directors believes that the 2005 Plan is a critical factor in attracting, retaining and motivating employees, consultants and directors of the Company and its affiliates. The Board believes that the Company needs the flexibility both to have shares available for future equity-based awards, and to make future awards in a form other than stock options. Before making any Awards, the Company will carefully consider the effect of newly-adopted financial accounting standards that relate to the financial expense arising from Awards. These new rules generally apply to the Company as of January 1, 2006.
Description of the 2005 Plan
      General. Directors, officers, employees and consultants of the Company and its affiliates may be granted Awards, though only employees may receive stock options classified as “incentive stock options” (also known as “ISOs”). Seven directors and approximately 1,200 employees of the Company would be eligible to receive awards under the 2005 Plan, if approved.
      A maximum of 15,000,000 shares of Common Stock may be made the subject of Awards under the 2005 Plan, with no more than 7,500,000 shares being available for Awards in a form other than stock options and stock appreciation rights. No person may be granted options or SARs with respect to more than 2,500,000 shares of Common Stock in any calendar year. The number of shares issuable under the 2005 Plan and the limitations on awards may be adjusted in the event of certain changes in the capitalization of the Company.
      The 2005 Plan will be administered by a committee of at least three Directors (the “Committee”), each of whom will be a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee will have authority, subject to the terms of the 2005 Plan, to determine when and to whom to make grants under the plan, the type of award and the number of shares to be covered by the grants, the fair market value of shares, the terms of the grants, which includes the exercise price of the shares of Common Stock covered by options, any applicable vesting provisions, and conditions under which awards may be terminated, expired, cancelled, renewed or replaced, and to construe and interpret the terms of the 2005 Plan and awards. Subject to applicable law, the Committee may delegate administrative functions to officers or other designated employees of the Company or its affiliates.

      Options. Options granted under the 2005 Plan provide participants with the right to purchase shares at a predetermined exercise price. The Committee may grant ISOs and non-ISOs; provided that ISO treatment is not available for options that become first exercisable in any calendar year for shares that have a value exceeding $100,000 (based upon the fair market value of the shares on the option grant date).
      SARs. A share appreciation right generally permits a participant who receives it to receive, upon exercise, shares equal in value to the excess of (a) the fair market value, on the date of exercise, of the shares with respect to which the SAR is being exercised, over (b) the exercise price of the SAR for such shares. The Committee may grant SARs in tandem with options, or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.
      Exercise Price for Options and SARs. The per share purchase price under each option or SAR granted shall be established by the Committee at the time the option is granted. However, the per share purchase price for Options and SARs shall not be less than 100% of the fair market value (generally, the current price reflected in trading on the Nasdaq National Market, which is our principal trading market) of a share of Common Stock on the date the option is granted. For a participant who owns more than 10% of our shares on the grant date of an ISO, the exercise price may not be less than 110% of the fair market value on the grant date of the underlying shares subject to the award.
      Exercise of Options and SARs. Each option granted pursuant to the 2005 Plan shall be for such term as determined by the Committee; provided, however, that no option shall be exercisable sooner than one year nor more than ten years from the date it was granted (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of the Company’s outstanding shares). To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder’s termination of employment or service. With respect to Options, the Committee has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check in U.S. dollars, certain shares, and cashless exercise under a program the Committee approves.
      Subject to the terms of the agreement evidencing an option grant, the option may be exercised during the six-month period after the participant retires, during the one-year period after the participant’s termination of service due to death or permanent disability, and during the 90-day period after the participant’s termination of employment without cause (but in no case later than the termination date of the option). Forfeiture occurs on termination for cause. The agreements evidencing the grant of an Option may, in the discretion of the Committee, set forth additional or different terms and conditions applicable to such option upon a termination or change in status of the employment or service of the option holder. All SARs are to be settled in shares of the Company’s stock and shall be counted in full against the number of shares available for award under the Plan, regardless of the number of exercise gain shares issued upon settlement of the SARs.
      Restricted Shares, Restricted Share Units, Unrestricted Shares, and Deferred Share Units. Under the 2005 Plan, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met, may grant restricted share units which represent the right to receive shares after certain vesting requirements are met, and may grant unrestricted shares as to which the participant’s interest is immediately vested. For restricted awards, the 2005 Plan provides the Committee with discretion to determine the terms and conditions under which a participant’s interests in such awards becomes vested. The 2005 Plan provides for deferred share units in order to permit certain directors, consultants or select members of management to defer their receipt of compensation payable in cash or shares (including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units). Deferred share units represent a future right to receive shares.
      Whenever shares are released pursuant to these awards, the participant will be entitled to receive additional shares that reflect any stock dividends that the Company’s stockholders received between the date of the award and issuance or release of the shares. Likewise, unless an award agreement provides otherwise, a participant will be entitled to receive a cash payment reflecting cash dividends paid to the Company’s stockholders during the same period. Such cash dividends will accrue interest, at 5% per annum, from their payment date to the Company’s stockholders until paid in cash when the shares to which they relate are either released from restrictions in the case of restricted shares or issued in the case of restricted share units.
      Performance Awards. The 2005 Plan authorizes the Committee to grant performance-based awards in the form of performance units that the Committee may, or may not, designate as “Performance Compensation Awards” that are intended to be exempt from Code section 162(m) limitations. In either case, performance awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the Company, or any affiliate. Performance awards are payable in shares, cash, or some combination of the two; subject to an individual participant limit of $1 million and 2,500,000 shares per performance period. The Committee decides the length of performance periods, but the periods may not be less than one fiscal year of the Company.
      With respect to Performance Compensation Awards, the 2005 Plan requires that the Committee specify in writing the performance period to which the award relates, and an objective formula by which to measure whether and the extent to which the award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the award may not be amended or modified in a manner that would cause the compensation payable under the award to fail to constitute performance-based compensation under Code section 162(m).
      Under the 2005 Plan, the possible performance measures for Performance Compensation Awards include basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total stockholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, and sales of assets of affiliates or business units. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from participant to participant, and may be established on a stand-alone basis, in tandem or in the alternative.
      Income Tax Withholding. As a condition for the issuance of shares pursuant to Awards, the 2005 Plan requires satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the award or the issuance of shares.
      Transferability. Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers to charitable institutions, certain family members, or related trusts, or as otherwise approved by the Committee for a select group of management or highly compensated employees.
      Certain Corporate Transactions. The Committee may equitably adjust the number of shares covered by each outstanding award, and the number of shares that have been authorized for issuance under the 2005 Plan but as to which no awards have yet been granted or that have been returned to the 2005 Plan upon cancellation, forfeiture, or expiration of an award, as well as the price per share covered by each such outstanding award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under the 2005 Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. In any case, such substitution of securities will not require the consent of any person who is granted awards pursuant to the 2005 Plan. Notwithstanding the foregoing, the Committee may not cancel an outstanding option that is underwater for the purpose of reissuing the option to the participant at a lower exercise price or granting a replacement award of a different type.
      In addition, in the event or in anticipation of a Change in Control (as defined in the 2005 Plan), the Committee may at any time in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s stockholders or any participant with respect to his or her outstanding awards (except to the extent an award provides otherwise), take one or more of the following actions: (a) arrange for or otherwise provide that each outstanding award will be assumed or substituted with a substantially equivalent award by a successor corporation or a parent or subsidiary of such successor corporation; (b) accelerate the vesting of awards for any period (and may provide for termination of unexercised options and SARs at the end of that period) so that awards shall vest (and, to the extent applicable, become exercisable) as to the shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to shares issued upon exercise of an award shall lapse as to the shares subject to such repurchase right; or (c) arrange or otherwise provide for payment of cash or other consideration to participants in exchange for the satisfaction and cancellation of outstanding awards.
      Notwithstanding the above, in the event a participant holding an award assumed or substituted by the successor corporation in a Change in Control is Involuntarily Terminated (as defined in the 2005 Plan) by the successor corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted award held by the terminated participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of options and SARs), and any repurchase right applicable to any shares shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the participant’s termination.
      In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per share covered by each outstanding award to reflect the effect of such distribution. Finally, if the Company dissolves or liquidates, all awards will immediately terminate, subject to the ability of the Board to exercise any discretion that the Board may exercise in the case of a Change in Control.
      Term of the 2005 Plan; Amendments or Termination. The Board of Directors of the Company has the power to terminate, amend, alter, suspend, or discontinue the 2005 Plan at any time. If the Board of Directors does not take action to earlier terminate the 2005 Plan, it will terminate on May 24, 2015. Certain amendments may require the approval of the Company’s stockholders. No amendment, suspension, or termination of the 2005 Plan shall materially and adversely affect awards that previously had been granted without the written consent of the holders of those options unless it relates to an adjustment pursuant to certain transactions that change the Company’s capitalization or it is otherwise mutually agreed between the participant and the Committee.
      Notwithstanding the foregoing, the Committee may amend the 2005 Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.
Expected Federal Income Tax Consequences
      The following is a general discussion of certain U.S. federal income tax consequences relating to awards granted under the 2005 Plan. This discussion does not address all aspects of U.S. federal income taxation, does not discuss state, local and foreign tax issues and does not discuss considerations applicable to a holder who is, with respect to the United States, a non-resident alien individual. This summary of federal income tax consequences does not purport to be complete and is based upon interpretations of the existing laws, regulations and rulings which could be altered materially with enactment of any new tax legislation.

      Under the United States Internal Revenue Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that participants recognize pursuant to awards (subject to the participant’s overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)). For participants, the expected U.S. tax consequences of awards are as follows:

Non-ISOs. A participant will not recognize income at the time a non-ISO is granted. At the time a non-ISO is exercised, the participant will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the shares issued to the participant on the exercise date over (b) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

ISOs. ISOs may only be granted to employees and must be exercised while employed or within 3 months of the termination of employment (except in cases of death or disability). A participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If either of these holding period requirements are not met, then a “disqualifying disposition” occurs and (a) the participant recognizes gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (b) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

Share Appreciation Rights. A participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the participant must recognize taxable compensation income in an amount equal to the value of any shares that the participant receives.

Restricted Shares, Restricted Share Units, Deferred Share Units, Performance Awards, and Unrestricted Shares. In general, a participant will not recognize income at the time of grant of restricted shares, restricted share units, deferred share units, or performance awards, unless the participant elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the award. In this event, a participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an award, a participant must recognize taxable compensation income equal to the value of any cash or unrestricted shares that the participant receives. The same tax consequences apply to performance awards and awards of unrestricted shares.

Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code section 280G, and the participant may be subject to a 20% excise tax and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to awards that are not performance-based” within the meaning of Code section 162(m) in certain circumstances. The 2005 Plan is designed to permit certain awards that qualify as performance-based compensation for this purpose.
Securities Authorized for Issuance under Equity Compensation Plans
      On the effective date of the Plan of Reorganization, the following equity compensation plans, and all stock options outstanding under such plans, were cancelled: the Details Holdings Corp. — Dynamic Circuits 1996 Stock Option Plan, the 1996 Performance Stock Option Plan, the 1996 Employee Stock

Option Plan, the 1997 Details, Inc. Equity Incentive Plan, the Dynamic Circuits 1997 Stock Option Plan and the 2000 Equity Incentive Plan. On the effective date of the plan of reorganization, the Company established a new 2003 Management Equity Incentive Plan and a new 2003 Directors Equity Incentive Plan.
      The following table sets forth information regarding the number of shares of our Common Stock that may be issued pursuant to our equity compensation plans or arrangements as of the end of fiscal 2004.
Equity Compensation Plan Information

	(a)		(b)	(c)

				Number of Securities
	Number of Securities		Weighted-Average	Remaining Available for
	to be Issued Upon		Exercise Price of	Future Issuance under
	Exercise of		Outstanding	Equity Compensation Plans
	Outstanding Options,		Options,	(Excluding Securities
Plan Category	Warrants and Rights		Warrants and Rights	Reflected in Column(a))

Equity compensation plans approved by security holders(1)	500,000		$5.00	100,000	(1)
Equity compensation plans not approved by security holders(2)	2,652,502	(2)	$3.99	2,192,722	(2)

Total	3,152,502		$4.15	2,292,722

(1)	Represents the maximum number of shares of Common Stock that may be issued pursuant to outstanding options granted under and available for future grant under the 2003 Directors Equity Incentive Plan.

(2)	Represents the maximum number of shares of Common Stock that may be issued pursuant to outstanding options granted under and available for future grant under the 2003 Management Equity Incentive Plan, which was approved by the Bankruptcy Court in connection with the Company’s Modified First Amended Plan of Reorganization dated as of August 30, 2003.
New Plan Benefits
      If the 2005 Plan is approved, the Committee will grant Awards under the 2005 Plan at its discretion. Consequently, it is not possible to determine at this time the amount or dollar value of Awards to be provided under the 2005 Plan. The Committee has not granted any Awards that are contingent upon stockholder approval of the 2005 Plan.
Vote Required
      The affirmative vote of a majority of the voting power represented by the shares of Common Stock and Preferred Stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal, voting together as a single class, is required for approval of this proposal.
Board Recommendation
      The Board of Directors unanimously recommends that the Company’s stockholders vote “FOR” approval of the 2005 Plan.

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
(Proposal 7)
Selection of Independent Registered Public Accounting Firm
      The Audit Committee has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Special Meeting. Representatives of PricewaterhouseCoopers, LLP are expected to be present at the Special Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
      Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Vote Required
      The affirmative vote of the holders of a majority of the voting power represented by the shares of Common Stock and Preferred Stock present in person or represented by proxy and entitled to vote, voting as a single class, will be required to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.
Board Recommendation
      The Board of Directors unanimously recommends a vote in favor of the ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors.
Relationship of the Company with Independent Public Accountants
      The following table sets forth the fees billed to us by PricewaterhouseCoopers LLP, our independent registered public accounting firm, for each of the last two fiscal years.

	Fiscal Year

	2003	2004

Audit Fees	$920,520	$2,510,527
Audit Related Fees	—	117,700
Tax Fees	363,596	305,016

Total	$1,284,116	$2,933,243

      Audit Fees. This category includes the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements related to those fiscal years. The increase in 2004 is primarily the result of increased audit work related to the newly-effective Sarbanes-Oxley requirements.
      Audit-Related Fees. This category consists of fees for services related to security offerings, review of registration statements on Form S-8 relating to employee and director options and review of press releases during fiscal 2004.

      Tax Fees. This category consists of professional services billed for those fiscal years and rendered by PricewaterhouseCoopers LLP for tax services, including tax compliance, tax advice and tax planning.
      The Audit Committee of our Board of Directors has established a practice that requires the committee to pre-approve any audit or permitted non-audit services to be provided to us by our independent registered public accounting firm, PricewaterhouseCoopers LLP, in advance of such services being provided to us.
      Under the SEC rules, subject to certain de minimis criteria, pre-approval is required for all professional services rendered by our principal accountant. We are in compliance with these SEC rules.
Report of the Audit Committee of the Board of Directors
      Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.
      The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2004 with the Company’s management. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).
      The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of PricewaterhouseCoopers LLP with that firm.
      Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the SEC.

Submitted by the Audit Committee:

Robert J. Amman
Jay B. Hunt
Carl R. Vertuca, Jr. (Chairman)

COMPENSATION OF EXECUTIVE OFFICERS
      We are required by the Securities and Exchange Commission to disclose compensation earned during the last three fiscal years by (a) our Chief Executive Officer; (b) our four most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of fiscal 2004; and (c) up to two additional individuals for whom such disclosure would have been provided under clause (a) and (b) above but for the fact that the individual was not serving as one of our executive officers at the end of fiscal 2004; provided, however, that no disclosure need be provided for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.
      Accordingly, the following sections disclose information regarding compensation earned during the last three fiscal years by (a) Bruce McMaster, our Chief Executive Officer; and (b) David Blair, Michael Moisan, Thomas Ingham and Timothy Donnelly, the four most highly-compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of fiscal 2004 and whose salary and bonus exceeded $100,000 and (c) Joseph P. Gisch and Jay Latin for whom disclosure would be required as one of the Company’s most highly-compensated executive officers, but for the fact that he was not serving as an executive officer of the Company at the end of fiscal 2004. All of these officers are referred to in this proxy statement as the “Named Executive Officers.”
Summary Compensation Table
      The annual and long-term compensation of our chief executive officer and other executive officers named below was as follows for the years ended December 31, 2002, 2003 and 2004:

						Long-Term
						Compensation

	Annual Compensation						Options to
						Restricted	Purchase
				Other Annual		Stock	Common	All Other
Name and Position	Year	Salary ($)	Bonus ($)	Compensation ($)		Awards (#)	Stock (#)	Compensation ($)

Bruce D. McMaster(1)	2004	514,712	—	—	*	362,500	—	126,586	(1)
President and	2003	501,256	—	—	*	—	622,482	127,062	(1)
Chief Executive Officer	2002	194,814	—	—	*	—	—	252,973	(1)
David Blair(2)	2004	368,851	—	51,318	(3)	100,000	—	65,431	(4)
Former Chief Executive Officer	2003	330,922	—	54,312	(3)	—	165,999	113,735	(4)
of DDi Europe	2002	259,304	—	49,746	(3)	—	—	—
Michael Moisan(5)	2004	304,500	—	—	*	100,000	—	58,788	(6)
Former Chief Operating	2003	290,897	—	—	*	—	165,999	58,503	(6)
Officer	2002	275,000	—	—	*	—	—	218,737	(6)
Timothy J. Donnelly	2004	229,327	—			50,000	—	45,500	(7)
Vice President, Secretary	2003	225,000	—	—	*	—	82,995	45,336	(7)
and General Counsel	2002	182,596	—	—	*	—	—	45,249	(7)
Thomas Ingham(8)	2004	215,385	—	—	*	50,000	—	40,529	(9)
Former Vice President, Sales	2003	206,923	—	—	*	—	82,995	40,514	(9)
and Marketing	2002	198,610	25,000	—	*	—	2,453	40,503	(9)
Joseph P. Gisch(10)	2004	258,077	—	—	*	87,500	—	180,367	(11)
Former Chief Financial	2003	305,000	—	—	*	—	145,250	61,504	(11)
Officer	2002	230,963	—	—	*	—	—	62,028	(11)
Jay Latin(12)	2004	192,923	—	—	*	50,000	—	128,724	(13)
Former Vice President, Sales and	2003	196,577	—	—	*	—	82,995	38,298	(13)
Marketing — Western Region	2002	147,588	50,000	—	*	—	—	38,231	(13)

*	The aggregate amount of perquisites and other benefits paid did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus of the named executive officer.
(Footnotes continued on the following page.)

(Footnotes continued from the preceding page.)

(1)	Other compensation for 2004 consisted of: (a) $126,250 representing a discretionary retention bonus under the Dynamic Details Key Employee Retention program, or KERP and (b) $336 representing term life insurance premiums paid by the Company for the benefit of Mr. McMaster. Other compensation for 2003 consisted of: (a) $126,750 representing a discretionary retention bonus under the Dynamic Details Key Employee Retention program, or KERP and (b) $312 representing term life insurance premiums paid by the Company for the benefit of Mr. McMaster. Other compensation for 2002 consisted of: (a) $252,000 representing a discretionary retention bonus under the Dynamic Details KERP, which was deferred by Mr. McMaster and actually paid in February 2003; (b) $661 representing Company contributions for Mr. McMaster’s account under the Company’s 401(k) Plan; and (c) $312 representing term life insurance premiums paid by the Company for the benefit of Mr. McMaster.

(2)	Mr. Blair served as President of DDi Europe from January 2002 to February 2005. Mr. Blair’s compensation is paid by the Company in British Pounds and for purposes of this Summary Compensation Table have been converted to U.S. Dollars at the weighted average exchange rate for the relevant fiscal year (for fiscal year ended December 31, 2002: US$1.50321: £1.00; for fiscal year ended December 31, 2003: US$1.6412: £1.00; for fiscal year ended December 31, 2004: US$1.8328: £1.00).

(3)	Other annual compensation for 2004 included an automobile allowance of $51,318. Other annual compensation for 2003 included an automobile allowance of $45,954. Other annual compensation for 2002 included an automobile allowance of $42,090. No other perquisites exceeded 25% of the total perquisites for 2002, 2003 or 2004.

(4)	All other compensation for 2004 consisted of $65,431 representing a discretionary retention bonus under the KERP. All other compensation for 2003 consisted of $113,735 representing a discretionary retention bonus under the KERP.

(5)	Mr. Moisan served as our Chief Operating Officer until March 11, 2004.

(6)	All other compensation for 2004 consisted of (a) $58,000 representing a discretionary retention bonus under the KERP; and (b) $788 representing term life insurance premiums paid by the Company for the benefit of Mr. Moisan. All other compensation for 2003 consisted of (a) $58,000 representing a discretionary retention bonus under the KERP; and (b) $503 representing term life insurance premiums paid by the Company for the benefit of Mr. Moisan. Other compensation for 2002 consisted of: (a) $58,000 representing a discretionary retention bonus under the KERP; (b) $312 representing term life insurance premiums paid by the Company for the benefit of Mr. Moisan; and (c) $160,425 representing a relocation allowance.

(7)	All other compensation for 2004 consisted of (a) $45,000 representing a discretionary retention bonus under the KERP and (b) $500 representing term life insurance premiums paid by the Company for the benefit of Mr. Donnelly. All other compensation for 2003 consisted of (a) $45,000 representing a discretionary retention bonus under the KERP and (b) $336 representing term life insurance premiums paid by the Company for the benefit of Mr. Donnelly. Other compensation for 2002 consisted of (a) $45,000 representing a discretionary retention bonus under the KERP and (b) $249 representing term life insurance premiums paid by the Company for the benefit of Mr. Donnelly.

(8)	Mr. Ingham served as our Vice President, Sales and Marketing until February 2005.

(9)	All other compensation for 2004 consisted of: (a) $40,000 representing a discretionary retention bonus under the KERP; and (b) $529 representing term life insurance premiums paid by the Company for the benefit of Mr. Ingham. All other compensation for 2003 consisted of: (a) $40,000 representing a discretionary retention bonus under the KERP; and (b) $514 representing term life insurance premiums paid by the Company for the benefit of Mr. Ingham. Other compensation for 2002 consisted of: (a) $40,000 representing a discretionary retention bonus under the KERP; and
(Footnotes continued on the following page.)

(Footnotes continued from the preceding page.)

(b) $503 representing term life insurance premiums paid by the Company for the benefit of Mr. Ingham.

(10)	Mr. Gisch served as our Chief Financial Officer until November 2004.

(11)	All other compensation for 2004 consisted of: (a) $61,000 representing a discretionary retention bonus under the KERP; (b) $34,891 representing accrued vacation paid upon Mr. Gisch’s resignation, (c) a severance payment of $34,019, representing the continuation of Mr. Gisch’s salary from November 16 through year end, (d) $50,000 representing the first consulting payment pursuant to Mr. Gisch’s Confidential Severance Agreement and General Release, and (b) $457 representing term life insurance premiums paid by the Company for the benefit of Mr. Gisch. All other compensation for 2003 consisted of: (a) $61,000 representing a discretionary retention bonus under the KERP; and (b) $504 representing term life insurance premiums paid by the Company for the benefit of Mr. Gisch. Other compensation for 2002 consisted of: (a) $61,000 representing a discretionary retention bonus under the KERP; (b) $716 representing Company contributions for Mr. Gisch’s account under the Company’s 401(k) Plan; and (c) $312 representing term life insurance premiums paid by the Company for the benefit of Mr. Gisch.

(12)	Mr. Latin served as our Vice President, Sales and Marketing — Western Region until November 2004. Mr. Latin continues to be employed by the Company in a non-executive officer capacity.

(13)	All other compensation for 2004 consisted of: (a) $38,000 representing a discretionary retention bonus under the KERP; (b) $90,444 representing a payment in connection with Mr. Latin’s relocation; and (c) $280 representing term life insurance premiums paid by the Company for the benefit of Mr. Latin. All other compensation for 2003 consisted of: (a) $38,000 representing a discretionary retention bonus under the KERP; and (b) $298 representing term life insurance premiums paid by the Company for the benefit of Mr. Latin. Other compensation for 2002 consisted of: (a) $38,000 representing a discretionary retention bonus under the KERP; and (b) $231 representing term life insurance premiums paid by the Company for the benefit of Mr. Latin.
Stock Options
      Stock Option Grants. No stock options were granted to the Named Executive Officers during fiscal 2004.
      Option Exercises/ Fiscal Year End Value. The following table shows stock option exercises by the named executive officers during fiscal 2004 and the value of unexercised stock options held by the Named Executive Officers at the end of fiscal 2004.
Aggregated Option/ SAR Exercises in Last Fiscal Year and FY-End Option/ SAR Values

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options/SARs at		In-the-Money Options/SARs
			Fiscal Year-End (#)		at Fiscal Year-End ($)
	Shares Acquired	Value
Name	on Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Bruce D. McMaster	—	—	149,700	411,678	$134,231	$625,387
David Blair	—	—	39,918	109,783	$35,793	$166,774
Michael Moisan	—	—	39,918	109,782	$35,793	$166,771
Timothy J. Donnelly	—	—	19,959	54,891	$17,897	$83,385
Thomas Ingham	—	—	19,959	54,891	$17,897	$83,385
Joseph P. Gisch	—	—	104,793	26,198	$93,964	$83,283
Jay Latin	—	—	19,959	54,891	$17,897	$83,385

Employment Contracts and Termination of Employment and Change of Control Arrangements
      None of the Company’s Named Executive Officers is currently a party to an employment agreement with the Company.
      In December 2002, we implemented a plan designed to retain employees, known as the Key Employee Retention Program, or KERP. The KERP is a discretionary retention bonus program which paid a stay bonus in three installments, on December 31, 2002, July 1, 2003 and January 1, 2004. Each of our senior executives, including each of the Named Executive Officers, have received retention bonuses under the KERP, the amounts of which are described in the Summary Compensation Table.
      We also implemented the Dynamic Details, Inc. Severance Plan for Employees dated December 19, 2002. Under the Severance Plan, our senior executives, including each of the Named Executive Officers, may be entitled to receive a severance payment in the event the executive’s employment is terminated by us without cause or the executive voluntarily terminates his employment for good reason, as defined in the Severance Plan, before December 19, 2004. Under the Severance Plan, the size of severance payment that would be due to an executive upon termination ranges from 9 months salary to 24 months salary, depending on the executive’s position with DDi. Under the severance plan, Mr. McMaster would be entitled to 24 months salary under the severance plan and each of the other Named Executive Officers would be entitled to 12 months salary.
      On September 1, 2004 we adopted a Severance Plan for Key Employees Effective December 19, 2004 (the “2004 Severance Plan”). Under the 2004 Severance Plan, our senior executives and key employees (“Participants”), including each of our executive officers, may be entitled to receive a severance payment in the event the Participant’s employment is terminated by us without cause or the Participant voluntarily terminates his or her employment for good reason, as defined in the Severance Plan, before December 19, 2006. Under the Severance Plan, the size of severance payment that would be due to an executive upon termination ranges from 6 months salary to 24 months salary, depending on the Participant’s position with us. Under the Severance Plan, Bruce McMaster, our Chief Executive Officer, would be entitled to 24 months salary under the Severance Plan and each of our other executive officers would be entitled to 12 months salary. The Severance Plan also provides that we will pay or reimburse COBRA premiums made by a Participant who timely elects to receive COBRA coverage for health insurance under our group health insurance plan, for the period of time commencing with the Participant’s termination date and ending with the earlier of (a) the last day of the applicable severance term for which the Participant is entitled to receive a severance payment, and (b) the date upon which the Participant becomes eligible to participate in the health insurance plan of a subsequent employer without limitation for pre-existing conditions. On December 17, 2004, DDi Corp. (the “Company”) amended and restated the DDi Corp. Severance Plan for Key Employees Effective December 19, 2004 (the “2004 Severance Plan”) to modify the list of eligible participants under the 2004 Severance Plan and to make related conforming changes to the 2004 Severance Plan. Under the 2004 Severance Plan, as amended and restated (a) David Blair, former Chief Executive Officer of DDi Europe Limited and a director of the Company, John Calvert, former Vice President of Sales for DDi Europe Limited, and Joseph Gisch, former Chief Financial Officer of the Company, will no longer be participants in the 2004 Severance Plan and will not be entitled to receive any benefits under the 2004 Severance Plan; (b) Mikel Williams, the Company’s Senior Vice President and Chief Financial Officer, has been added to the 2004 Severance Plan as a Tier II Participant; and (c) the calculation of the Severance Payment for Tier II Participant Mikel Williams shall be the sum of: (i) the amount calculated pursuant to Section 4.1 of such Plan and (ii) $225,000.00. Aside from the changes referenced above, no other changes were made to the 2004 Severance Plan.
      On November 17, 2004, Joseph Gisch, our former Chief Financial Officer, entered into a Confidential Severance Agreement and General Release (the “Severance Agreement”) with the Company. Pursuant to the terms of the Severance Agreement, Mr. Gisch will receive, less applicable withholding taxes: (a) his current monthly salary of through November 15, 2004; and (b) a lump sum payment of the amount owed to Mr. Gisch for accrued but unused vacation. Under the Severance Agreement, Mr. Gisch agreed to a general release of all claims against the Company. Further, if Mr. Gisch does not revoke the release provisions of the Severance Agreement, Mr. Gisch will receive, less applicable withholding taxes: (a) a severance payment equal to his base salary for a period of 12 months, payable over a period of 12 months; (b) an amount equal to the bonus, if any, Mr. Gisch would have been entitled to receive for service through December 31, 2004 under the Company’s 2004 Senior Management Bonus Program had he remained an employee and an officer of the Company through December 31, 2004; and (c) insurance coverage through November 15, 2005, substantially similar to that which Mr. Gisch was receiving or entitled to receive immediately prior to November 15, 2004. In addition, if Mr. Gisch does not revoke the release provisions of the Severance Agreement, (a) the Company will accelerate the vesting of the following unvested stock options granted Mr. Gisch under the under the Company’s 2003 Management Equity Incentive Plan, so that all such stock options will vest immediately and become fully exercisable: (i) 23,404 Tranche A1 options (exercise price of $0.49); (ii) 23,404 Tranche A2 options (exercise price of $5.00 per share); (iii) 23,404 Tranche A3 options (exercise price of $5.75 per share); and (iv) 20,060 Tranche A4 options (exercise price of $0.001 per share), and (b) the Company will extend the post-termination exercise period for all unexercised stock options granted to Mr. Gisch so that all such stock options will be exercisable for the period ending November 15, 2007.
      Pursuant to the terms of the Severance Agreement, Mr. Gisch will act as a part-time consultant to the Company for a period of six months following his termination date, but will not be required to provide such services for more than 20 hours per week. The consulting services Mr. Gisch will provide will consist of (a) assisting the Company’s management team in guiding the Sarbanes-Oxley Section 404 certification project to completion, including through testing, remediation and issuance of opinion by the Company’s independent registered accountants; (b) otherwise assisting the Company’s new Chief Financial Officer in his transition into the Company; and (c) such additional consulting services as reasonably requested by the Company’s Chief Executive Officer in writing. As compensation for his consulting services, Mr. Gisch will receive $50,000 per month during the term of the consulting arrangement and reimbursement for all reasonable expenses, consistent with the Company’s reimbursement policy and past practices, as approved by the Company’s Chief Executive Officer in connection with the performance of the consulting services.
      On November 15, 2004, the Company appointed Mikel H. Williams, age 48, as Chief Financial officer of the Company. Mr. Williams will be paid an annual salary of $325,000, and beginning in 2005 will be eligible to participate in a senior management bonus program under which Mr. Williams may earn up to one-half of his base salary upon the achievement of certain performance objectives. Mr. Williams will be a participant in the Company’s Key Employee Severance Plan, under which he may be eligible for a severance payment of $225,000 plus 12 months’ base salary in the event of termination of his employment without Cause or resignation for Good Reason (each as defined in the Key Employee Severance Plan). The Company granted Mr. Williams 250,000 Tranche B stock options under the Company’s 2003 Management Equity Incentive Plan (the “Incentive Plan”) at an exercise price of $3.88 per share, the fair market value of a share of the Company’s Common Stock as defined in the Incentive Plan. The Company will also reimburse Mr. Williams for certain relocation expenses. Mr. Williams’ employment is “at will” and may be terminated any time for any reason with or without notice. Mr. Williams will not have a written employment agreement.
      On January 21, 2004, the Compensation Committee of the Board of Directors of the Company adopted the Dynamic Details, Incorporated Senior Management Bonus Program for the fiscal year ended December 31, 2004 (the “2004 Bonus Program”). All of the Company’s North American executive officers participate in this program, which will pay cash bonuses to participants after completion of the fiscal year ended December 31, 2004 (“fiscal 2004”) if pre-established levels of performance under designated criteria are met or exceeded for the fiscal year. The financial performance goals are based on the attainment of a certain level of EBITDA for the Company’s consolidated North American operations, as adjusted for certain items (“Net EBITDA”). Under the 2005 Performance Bonus Program, the Company’s executive officers and other key employees can earn a cash bonus ranging from zero to 50% of the employee’s base salary, depending upon the extent to which the Company’s Net EBITDA for fiscal 2004 meets, exceeds or is less than the established target. To be eligible to participate in the 2004 Bonus Program, an employee must be selected for participation by the Compensation Committee and remain employed by the Company at December 31, 2004. The obligations of the 2004 Bonus Program will be binding on any employer that acquires, through a stock purchase or merger, or through an asset purchase, or otherwise, part or all of the Company following a Change of Control.
Compensation Committee Interlocks and Insider Participation
      The Compensation Committee of the Company’s Board of Directors is comprised of Robert Guezuraga, Jay B. Hunt and Andrew Lietz. No member of the Compensation Committee has ever been an officer of the registrant or any of its subsidiaries.
Report on Executive Compensation
      This Report on Executive Compensation shall not be deemed incorporated by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
      During fiscal 2004, the Board of Directors and the Compensation Committee each participated in the determination of compensation of the Company’s executive officers, including the Company’s Chief Executive Officer. The Compensation Committee’s role was to administer the Company’s stock option plans and to make recommendations to the Board regarding all other compensation matters relating to the executive officers of the Company. During fiscal 2004, the Board of Directors did not modify or reject in any material way any action or recommendation made by the Compensation Committee.
      The Board of Directors and the Compensation Committee view the compensation process to be evolutionary. Recognizing that this is a complex area and that there is no perfect program that meets the needs of every company, change should be expected from time to time. The Board and the Compensation Committee evaluate performance in a changing economic and regulatory environment. In August 2003, the Company and one of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code and emerged from bankruptcy in December 2003. In light of the developments leading up to the filing of the bankruptcy petitions, the developments during the bankruptcy proceeding and the Company’s recent emergency from bankruptcy, retention of key employees of the Company was an important consideration for the Board and the Compensation Committee in making compensation decisions.
      During fiscal 2004, the Company’s compensation philosophy for all of the Company’s executive officers was based upon three primary themes: (a) offer base and bonus compensation sufficient to attract and retain high quality management talent; (b) provide a retention bonus program to retain key management talent; (c) provide long-term incentive awards in the form of stock options and restricted stock which are linked with the Company’s performance and that align executive remuneration with the interests of the stockholders; and (d) provide a benefits package which is competitive with similarly situated companies.

Tax Law Limits On Executive Compensation
      Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”) limits deductions for certain executive compensation in excess of $1 million. Certain types of compensation in excess of $1 million are deductible only if performance criteria related to such compensation are specified in detail and stockholders have approved the compensation arrangements. The Company believes that it is in the best interests of its stockholders to structure compensation plans to achieve deductibility under Section 162(m), except where the benefit of such deductibility is outweighed by the need for flexibility or the attainment of other corporate objectives.
      The Board will continue to monitor issues concerning the deductibility of executive compensation and will take appropriate action if and when it is warranted. Since corporate objectives may not always be consistent with the requirements for full deductibility, the Board is prepared, if it deems appropriate, to enter into compensation arrangements or pay compensation under which payments may not be deductible under Section 162(m); such deductibility will not be the sole factor used by the Board in ascertaining appropriate levels or modes of compensation.

Compensation Program Components
      In fiscal 2004, the components of the Company’s executive compensation program consisted of (a) base salary; (b) the Severance Plan for Key Employees adopted by the Board in September 2004; (c) awards under the Company’s discretionary 2003 Management Equity Incentive Plan; and (d) the Dynamic Details, Incorporated Senior Management, Bonus Program for fiscal 2004 (the “2004 Bonus Program”).
      In fiscal 2004, other than bonus payments under the 2004 Bonus Program, there were no awards of compensation to the Chief Executive Officer or the Company’s other executive officers which were directly related to the Company’s performance. However, the Board and the Compensation Committee consider the Company’s performance as a factor in granting the number of stock options and shares of restricted stock and making determinations regarding annual base salary. Of course, the compensation benefits related to stock option grants and awards of restricted stock are related to the Company’s performance as reflected in the price of the Common Stock.
      Base Salary. Base salary determinations for the Company’s Chief Executive Officer and all of the Company’s other executive officers have been set based upon the Board’s and the Compensation Committee’s evaluation of performance and competitive market conditions. In fiscal 2004, the Board increased the Chief Executive Officer’s base salary to reflect the Board’s view as to the importance of the Chief Executive Officer to the Company’s operations.
      Bonus Program. On January 21, 2004 the Compensation Committee adopted the Dynamic Details, Incorporated Senior Management Bonus Program for the fiscal year ended December 31, 2004 (the “2004 Bonus Program”). All of the Company’s North American executive officers participate in this program, which will pay cash bonuses to participants after completion of the fiscal year ended December 31, 2004 (“fiscal 2004”) if pre-established levels of performance under designated criteria are met or exceeded for the fiscal year. The financial performance goals are based on the attainment of a certain level of EBITDA for the Company’s consolidated North American operations, as adjusted for certain items (“Net EBITDA”). Under the 2005 Performance Bonus Program, the Company’s executive officers and other key employees can earn a cash bonus ranging from zero to 50% of the employee’s base salary, depending upon the extent to which the Company’s Net EBITDA for fiscal 2004 meets, exceeds or is less than the established target. To be eligible to participate in the 2004 Bonus Program, an employee must be selected for participation by the Compensation Committee and remain employed by the Company at December 31, 2004. In April 2005, the Company paid awards under the 2004 Bonus Program for fiscal 2004 of $151,000 to the Company’s President and Chief Executive Officer and an aggregate of $423,000 to the Company’s current executive officers and persons who served as executive officers during fiscal 2004.
      Severance Plan. In September 2004, the Board adopted a Severance Plan for Key Employees. Under the 2004 Severance Plan, our senior executives and key employees (“Participants”), including each of our executive officers, may be entitled to receive a severance payment in the event the Participant’s employment is terminated by us without cause or the Participant voluntarily terminates his or her employment for good reason, as defined in the Severance Plan, before December 19, 2006. Under the Severance Plan, the size of severance payment that would be due to an executive upon termination ranges from 6 months salary to 24 months salary, depending on the Participant’s position with us. Under the Severance Plan, the Chief Executive Officer would be entitled to 24 months salary under the Severance Plan and each of our other executive officers would be entitled to 12 months salary. The Severance Plan also provides that the Company will pay or reimburse COBRA premiums made by a Participant who timely elects to receive COBRA coverage for health insurance under our group health insurance plan.
      Stock Options. In connection with the Chapter 11 bankruptcy proceedings, all stock options under the Company’s stock option plans were terminated. After emerging from the Chapter 11 bankruptcy proceedings, the Company adopted the 2003 Management Equity Incentive Plan. In December 2003, the Compensation Committee awarded 622,482 options to purchase shares of Common Stock to the Company’s Chief Executive Officer and approved the award of 375,000 shares of restricted stock to the Company’s Chief Executive Officer which were issued in January 2004. The Board and the Compensation Committee viewed the awards of options and restricted stock as a necessary supplement to the base salary and KERP bonus to provide a competitive compensation package, as well as a reward and an incentive for superior on-the-job performance. The Company did not award any additional options during fiscal 2004, except to new hires.

Submitted by the Compensation Committee:

Robert Guezuraga(1)
Jay B. Hunt
Andrew E. Lietz
Steven C. Schlepp

(1)	Chairperson and a Member of the Compensation Committee until May 24, 2005.

(2)	Chairperson and a Member of the Compensation Committee beginning May 24, 2005.

Performance Graph
      The Company emerged from reorganization proceedings under Chapter 11 bankruptcy on December 12, 2003. Pursuant to the Joint Plan of Reorganization approved by the Bankruptcy Court, the previous Common Stock was cancelled and new Common Stock became available for issuance. On December 15, 2003, the shares of our Common Stock that were issued under our plan of reorganization began trading on the OTC Bulletin Board under the symbol “DDIO.” On March 5, 2004 our Common Stock commenced trading on the Nasdaq National Market under the symbol “DDIC.”
      Because the shares of Common Stock of the Company outstanding prior to December 12, 2003 (the effective date of the Joint Plan of Reorganization), were cancelled as part of the bankruptcy and its performance is not comparable to that of the new Common Stock of the reorganized Company. The following graph compares the cumulative total stockholder return on the Common Stock for the last five fiscal years with the cumulative total return on (a) Nasdaq Composite Index, (b) the S&P 500 Index, (c) the S&P Electronic Components Index and (d) an index of three peer companies selected by the Company. The comparison assumes $100 was invested on December 12, 2003, in DDi Corp. stock and in each of the indices shown and assumes that all of the dividends were reinvested.
      In the future, the Company intends to use the peer group in lieu of the S&P Electronic Components Index because we believe a peer group of the Company’s current competitors in the PCB manufacturing business provides a better basis for performance comparison for the Company than the S&P Electronic Components Index, which includes companies with different market capitalizations and companies that operate in different markets than the Company. The peer group is comprised of the following companies: Coretec Inc., Merix Corp. and TTM Technologies Inc. This peer group index will be subject to occasional change as the Company or its competitors change their focus, merge or are acquired, undergo significant changes, or as new competitors emerge.
      The comparisons in this table are required by the SEC and, therefore, are not intended to forecast or be indicative of possible future performance of the Common Stock.
Comparison of Cumulative Total Return

(1)	Peer Index includes Coretec Inc., Merix Corp. and TTM Technologies Inc.

TRANSACTIONS WITH MANAGEMENT AND OTHERS
      On November 30, 2001, pursuant to the terms of a Secured Promissory Note and Pledge Agreement, we loaned the sum of $600,000 to Bruce D. McMaster, President and Chief Executive Officer and member of our Board of Directors. The note which bears interest at the Applicable Federal Rate (2.7% per annum), matured in November 2002, but has not been repaid to date. The note is collateralized by 5,059 shares of Common Stock of DDi Corp. As of March 1, 2005, the outstanding principal and accrued interest due under the note was approximately $652,000. The terms relating to this loan were not negotiated at arm’s-length and were more favorable to Mr. McMaster than terms that could be obtained by an unaffiliated third party. We believe that the above-referenced transaction will not have a material effect on our financial condition.
      On February 9, 2005, two joint administrators were appointed to assume day-to-day management of DDi Europe, Limited and certain of its subsidiaries. Pursuant to the actions of the Administrators, DDi Europe will undergo a restructuring that will have the effect of the Company no longer having U.K.-based businesses. On February 9, 2005, DDi Technologies Limited, DDi Tewkesbury Limited and DDi International, each operating subsidiaries of DDi Europe were acquired by the eXception Group Ltd., a newly-formed U.K. corporation (the “eXception Group”) for approximately £20.1 million (approximately U.S. $37.2 million). The purchase price was determined by the Administrators. The eXception Group secured a separate credit facility from the Bank of Scotland to finance the purchase price for these companies. The Administrators applied approximately £19.6 million (approximately U.S.$36.2 million) of the proceeds from the sale of DDi Technologies Limited, DDi Tewkesbury Limited and DDi International to the outstanding indebtedness of DDi Europe and its subsidiaries under the DDi Europe credit facilities, leaving approximately £2.0 million (approximately U.S.$3.7 million) outstanding under the DDi Europe credit facilities. The Administrators will seek the sale or other disposition of the remaining assets of DDi Europe, including the businesses of the remaining operation subsidiaries of DDi Europe not transferred to eXception. The proceeds from the disposition of the remaining assets will be applied to satisfy the remaining £2.0 million outstanding under the DDi Europe credit facilities. To the extent that the net proceeds of such assets is less than £2.0 million, the eXception Group will pay any deficiency. David Blair, a former director of the Company, and currently a director and the Chief Executive Officer of DDi Europe, is the new Chief Executive Officer of the eXception Group and John Calvert, a former director of DDi Europe is a member of senior management of the eXception Group. Messrs. Blair and Calvert and several other former employees of DDi Europe own equity interests in the eXception Group. The Company is not, and will not be, a part of the ownership of the eXception Group and does not expect to receive any proceeds from the transfer of the assets of DDi Europe or any of its subsidiaries in connection with the administration. The Company has no affiliation with, or control over, the Administrators and the Company was not a part of any decision made by the Administrators after the Administrators assumed day-to-day management of DDi Europe and certain of its subsidiaries.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities of DDi Corp. Officers, directors and greater-than-ten-percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
      To our knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during Fiscal 2004 or prior fiscal years, and except as disclosed in the following paragraph, the Company’s officers, directors and greater-than-ten-percent beneficial owners complied with all Section 16(a) filing requirements.
      The following persons made late filings of reports under Section 16(a) of the Exchange Act that related to transactions that occurred during Fiscal 2004: (a) Robert Amman, Robert Guezuraga, Jay B. Hunt, Andrew Lietz and Carl Vertuca, Jr., each of whom is one of the Company’s directors, each filed a late Form 4 in June 2004 in connection with the grant of stock options; (b) Thomas Ingham, one of our executive officers, filed a late Form 4 in May 2004 in connection with the withholding of shares to satisfy tax withholding obligations; and (c) Jay Latin, at the time one of our executive officers, filed a late Form 4 in April 2004 in connection with the withholding of shares to satisfy tax withholding obligations.
SUBMISSION OF STOCKHOLDER PROPOSALS
AND DIRECTOR NOMINATIONS FOR THE 2006 ANNUAL MEETING
      The Company’s current Bylaws include (a) a provision setting forth certain procedures relating to the nomination of directors (the “Nomination Bylaw”) and (b) a provision setting forth certain procedures for properly bringing business before an annual meeting of the stockholders (the “Stockholder Proposal Bylaw”).
Nominations for Directors for the 2006 Annual Meeting
      Under the Company’s current Bylaws, no person will be eligible for election as a director unless nominated in accordance with the provisions of the Nomination Bylaw. Nominations of persons for election to the Board of Directors may be made by (a) the Board of Directors or (b) any stockholder who (i) will be entitled to vote for the election of directors at the annual meeting and (ii) complies with the notice procedures set forth in the Nomination Bylaw. Nominations by stockholders must be made in written form to the Secretary of the Company. Under the Nomination Bylaw, to be timely for an annual meeting, a stockholder’s notice must be delivered to or mailed and received at the Company’s principal executive offices not more than 90 days nor less than 60 days prior to the first anniversary of the date of the Company’s immediately preceding annual meeting of stockholders; provided, however, that in the event the annual meeting is called for a date that is not within 30 calendar days of the anniversary date of the date on which the immediately preceding annual meeting of stockholders was held, to be timely, notice by the stockholder must be so received at the Company’s principal executive offices at DDi Corp., 1220 Simon Circle, Anaheim, California 92806, Attn: Corporate Secretary not later than the close of business on the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.
      To be effective, the written notice must include: (a) as to each person, if any, whom the stockholder intends to nominate for election or reelection as a director: (i) the name, age, business address and residence address of such person; (ii) the principal occupation or employment of such person; (iii) the number of shares of stock of the corporation which are beneficially owned by such person, and any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (b) as to the stockholder giving notice, (i) the name and address, as they appear on the corporation’s books, of the stockholder proposing such nomination, and (ii) the class and number of shares of the corporation which are beneficially owned by the Stockholder.
      Under the Nomination Bylaw, in order to be timely for the 2006 Annual Meeting, a stockholder’s notice regarding a director nomination must be delivered to or mailed and received at the Company’s principal executive offices not later than                     , 2006.
Stockholder Proposals for the 2006 Annual Meeting
      Under the terms of the Stockholder Proposal Bylaw, to be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors; (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors; or (c) otherwise properly brought before an annual meeting by a stockholder. For business (other than the nomination of directors, which is governed by the Nomination

Bylaw) to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company.
      To be timely, a stockholder’s notice must be delivered to or mailed and received at the Company’s principal executive offices not less than 60 days nor more than 90 days prior to the anniversary of the date of the Company’s immediately preceding annual meeting of stockholders; provided, however, that in the event the annual meeting is called for a date that is not within 30 calendar days of the anniversary date of the date on which the immediately preceding annual meeting of stockholders was held, to be timely, notice by the stockholder must be so received not later than the close of business on the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made. Under the Stockholder Proposal Bylaw, in order to be timely for the 2006 Annual Meeting, a stockholder’s notice regarding a proposal must be delivered to or mailed and received at the Company’s principal executive offices not later than                     , 2006.
      To be effective, the written notice must include, as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such business; (c) the class and number of shares of the Company which are beneficially owned by the stockholder; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act in his or her capacity as a proponent of a stockholder proposal.
      Any stockholder wishing to bring business before the 2006 Annual Meeting, who would like the Company to consider the inclusion of such proposal in its proxy statement for the meeting under Rule 14a-8 under the Exchange Act, also must provide written notice of such proposal to the Company at the Company’s principal executive offices on or prior to                     , 2006.
AVAILABILITY OF ANNUAL REPORT
      You may obtain, without charge, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, including the financial statements and the financial statement schedules required to be filed with the SEC pursuant to rule 13a-1 of the Exchange Act. You may also obtain copies of exhibits to the Form 10-K, but the Company will charge a reasonable fee to stockholders requesting such exhibits. You should direct your request in writing to the Company at the Company’s address set forth on the first page of this Proxy Statement, attention: Timothy J. Donnelly, Secretary.
OTHER MATTERS
      The Board of Directors does not intend to present any items of business other than those stated in the Notice of Special Meeting in Lieu of Annual Meeting of Stockholders. If other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.

By Order of the Board of Directors,

Timothy J. Donnelly
Secretary
Anaheim, California
                    , 2005

Appendix A
STANDBY SECURITIES PURCHASE AGREEMENT
      THIS STANDBY SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of June 2, 2005, is made by and between DDi Corp., a Delaware corporation (the “Company”), and, separately, each of the purchasers set forth on Exhibit A attached hereto (each, a “Purchaser” and collectively, the “Purchasers”). The Company and each Purchaser are sometimes referred to individually as a “Party” and, collectively, as the “Parties.”
W I T N E S S E T H:
      WHEREAS, the Company intends to undertake a rights offering (the “Rights Offering”) pursuant to which the Company will offer to the Company’s common stockholders (the “Stockholders”) rights (the “Rights”) to purchase shares (the “Offered Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”);
      WHEREAS, pursuant to the terms of the Rights Offering, each of the Stockholders will have the right to purchase its pro rata share of the Offered Shares;
      WHEREAS, the Company has filed a registration statement on Form S-3 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) covering the offering and sale of the Offered Shares to the Stockholders; and
      WHEREAS, the Company wishes to provide for the purchase and sale of the Unsubscribed Shares (as defined below) and to establish certain rights and obligations in connection therewith.
      NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements set forth in this Agreement, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and each of the Purchasers, acting separately, agree as follows:
ARTICLE I
Issuance and Sale of Shares
      1.1     Issuance, Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each of the Purchasers, and each of the Purchasers separately agrees to purchase from the Company, severally and not jointly, at a purchase price per share equal to the subscription price per share specified on the cover page of the prospectus (the “Prospectus”) included in the Registration Statement at the time it is declared effective by the SEC or on the cover page to the prospectus relating to the Registration Statement that is filed with the SEC pursuant to Rule 424(b) under the Securities Act (the “Per Share Subscription Price”), a specified portion, as set forth in Exhibit A hereto under the column titled “Proportionate Share” of the number of Offered Shares equal to the Shortfall (as defined below) divided by the Per Share Subscription Price (all such Offered Shares not subscribed for and purchased by the Stockholders in the Rights Offering being referred to herein as the “Unsubscribed Shares”). The Parties agree that the Per Share Subscription Price will equal fifty percent (50%) of the Average Share Price on the second Business Day immediately prior to the date on which the Rights Offering is commenced. In no event shall the number of Unsubscribed Shares multiplied by the Per Share Subscription Price result in an amount in excess of Seventy Five Million Dollars ($75,000,000). The “Shortfall” shall be equal to the amount by which $75,000,000 (the “Offering Price”) exceeds the aggregate subscription price to be paid by the Stockholders (other than the Purchasers pursuant to this Agreement) who subscribe for and purchase shares of Common Stock offered in the Rights Offering on or before the expiration date thereof. Notwithstanding anything in the foregoing to the contrary, in no event shall any Purchaser be obligated to purchase a number of Unsubscribed Shares in excess of the product of such Purchaser’s “Proportionate

Share” specified on Exhibit A and the aggregate number of Unsubscribed Shares, and no Purchaser shall be obligated to purchase any Unsubscribed Shares that any other Purchaser is obligated to purchase pursuant to this Agreement.
      1.2     Closing. Upon the terms and subject to the satisfaction of the conditions contained in Article VI of this Agreement, the closing of the purchase and sale of the Unsubscribed Shares (the “Closing”) shall take place at the offices of Paul, Hastings, Janofsky & Walker LLP, 695 Town Center Drive, Seventeenth Floor, Costa Mesa, California 92626, at 9:00 a.m., local time, on the third Business Day following the expiration of the Rights Offering, provided that the Closing may take place at such other place, time or date as shall be mutually agreed upon by the Company and the Required Purchasers (the date of the Closing, the “Closing Date”) it being understood, however, that each Purchaser’s right and obligation to purchase its Proportionate Share of the Unsubscribed Shares shall be fixed, subject to the conditions contained in Article VI, as of the time of the expiration of the Rights Offering.
      1.3     Deliveries. At the Closing (i) the Company shall deliver to the Purchasers stock certificates registered in the name of the Purchasers, representing the Unsubscribed Shares purchased by the Purchasers hereunder and (ii) each Purchaser shall deliver to the Company the aggregate purchase price for the Unsubscribed Shares equal to the product of (A) the number of Unsubscribed Shares to be acquired by such Purchaser and (B) the Per Share Subscription Price, which shall be paid by such Purchaser to the Company via wire transfer of immediately available funds to an account designated in writing by the Company at least two Business Days prior to the Closing Date. Certificates for the Unsubscribed Shares shall be registered in such names and in such denominations as each Purchaser may request not less than two Business Days prior to the Closing Date.
      1.4     Standby Commitment Fee. As compensation to the Purchasers for satisfying their commitments, the Company agrees to issue to each of the Purchasers that has fulfilled its obligation to purchase Unsubscribed Shares pursuant to this Agreement warrants to purchase shares of the Company’s Common Stock (the “Standby Commitment Fee Warrants”). The number of Standby Commitment Fee Warrants issuable to each Purchaser shall be determined in accordance with the following formula:

N = P × 10.7% × O
where

N = the number of Standby Commitment Fee Warrants issuable to a Purchaser;

P = the Proportionate Share of such Purchaser; and

O = the total number of shares of Common Stock outstanding on a fully diluted basis (without giving effect to issuances of Common Stock and securities exercisable for Common Stock to the Company’s management under the proposed 2005 Incentive Plan and assuming that two-thirds of the Company’s Series B Preferred Stock outstanding on the date of this Agreement has been repurchased or redeemed) following consummation of the Rights Offering and the purchase of the Unsubscribed Shares pursuant to this Agreement.
The Standby Commitment Fee Warrants shall be in the form attached hereto as Exhibit B, with each such warrant having an initial exercise price equal to the Per Share Subscription Price and an expiration date of July 31, 2006. Such Standby Commitment Fee Warrants shall be delivered to the Purchasers on the Closing Date, but each Purchaser shall be deemed to have earned its Standby Commitment Fee Warrants effective as of the time its right and obligation to purchase its Proportionate Share of the Unsubscribed Shares shall become fixed, as provided in Section 1.2.
      1.5     Capitalized Terms. Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to such terms in Section 9.1 hereof.
      1.6     Reallocation of Unsubscribed Shares. Notwithstanding anything in this Agreement to the contrary, each Purchaser agrees that it will not purchase shares of Common Stock pursuant to the Rights Offering and/or this Agreement if such purchases would cause such Purchaser and its Affiliates to beneficially own 40% or more of the shares of outstanding voting stock of the Company, determined in accordance with Rule 13d-3 promulgated under the Exchange Act. In connection therewith, the Company shall have the right, in its sole discretion, to reduce the amount of Unsubscribed Shares that any Purchaser acquires, and to reallocate such Unsubscribed Shares to another Purchaser who agrees to take such additional Unsubscribed Shares, such that after giving effect to the Rights Offering and the issuance of Common Stock under this Agreement, no Purchaser and/or its affiliates will beneficially own more than 39.9% of the shares of outstanding voting stock of the Company, determined in accordance with Rule 13d-3 promulgated under the Exchange Act. If any reallocation is made pursuant to this Section 1.6, the Proportionate Share of the affected Purchasers shall be modified accordingly for purposes of issuance of the Standby Commitment Fee Warrants pursuant to Section 1.3 and the Break-up Warrants pursuant to Section 7.3.
ARTICLE II
Representations and Warranties of the Company
      The Company represents and warrants to each of the Purchasers, that the statements contained in this Article II are true and correct as of the date hereof and will be true and correct as of the Closing as though made as of the Closing.
      2.1     Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted. The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned, operated or leased by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have a Material Adverse Effect.
      2.2     Due Authorization. The Company has the requisite corporate power and authority to enter into this Agreement and the Registration Rights Agreement (as defined below) and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Company of this Agreement and the Registration Rights Agreement, the issuance, sale and delivery of the Unsubscribed Shares, the issuance of the Standby Commitment Fee Warrants and the consummation by the Company of the transactions contemplated hereby and thereby (a) are within the corporate power and authority of the Company and (b) have been duly authorized by all necessary corporate action of the Company; provided that the transactions contemplated by this Agreement, the Registration Rights Agreement and the Warrants (collectively, the “Transaction Documents”) and the issuance of the Common Stock in the Rights Offering, the issuance of the Unsubscribed Shares pursuant to this Agreement and the issuance of Common Stock upon exercise of the Standby Commitment Fee Warrants is subject to the approval thereof by the stockholders of the Company, including approval for increasing the Company’s authorized shares of Common Stock. This Agreement has been duly and validly executed and delivered by the Company. Assuming the due authorization, execution and delivery by each of the Purchasers of this Agreement, this Agreement and the Registration Rights Agreement constitute valid and binding obligations of the Company enforceable against it in accordance with their respective terms, except (x) as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or other laws affecting the enforcement of creditors’ rights in general, and except that the enforceability of this Agreement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (y) as rights to indemnity and contribution hereunder may be limited by Federal or state securities law and/or public policy. Following approval by the stockholders of the Company of an increase in the Company’s authorized shares of Common Stock, (i) the shares issuable in the Rights Offering shall be validly reserved for issuance and, when issued and delivered in accordance with the terms of the Rights Offering, shall be validly issued, fully paid and non-assessable; (ii) the Unsubscribed Shares shall be validly reserved for issuance and, when issued and delivered in accordance with the terms of this Agreement, shall be validly issued, fully paid and non-assessable; and (iii) the shares of Common Stock issuable upon the exercise of the Standby Commitment Fee Warrants or the Break-up Warrants (as defined below) (such shares, the “Warrant Shares”) shall be validly reserved for issuance and, when issued and delivered in accordance with the terms of this Agreement and the terms of the Standby Commitment Fee Warrants or the Break-up Warrants, shall be validly issued, fully paid and non-assessable. Prior to the consummation of the Rights Offering, the Company shall take all necessary corporate action to convene a meeting of the Company’s stockholders to vote to approve the transactions contemplated by the Transaction Documents and the authorization of a sufficient number of additional shares of Common Stock for issuance in the Rights Offering, for issuance as Unsubscribed Shares pursuant to this Agreement and for issuance upon exercise of the Standby Commitment Fee Warrants or the Break-up Warrants and to approve the issuance of such shares (such approvals being referred to herein as the “Stockholder Approvals”).
      2.3     SEC Reports. The Company has filed all registration statements, forms, reports and other documents required to be filed by the Company with the SEC since January 1, 2004. All such registration statements, forms, reports and other documents (including those that the Company may file after the date hereof until the Closing Date) are referred to herein as the “SEC Reports.” The SEC Reports (i) were or will be filed on a timely basis, (ii) at the time filed, complied, or will comply when filed, as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Reports, and (iii) did not or will not at the time they were or are filed contain any untrue statement of a material fact or omit to state a material fact required to be stated in such SEC Reports or necessary in order to make the statements in such SEC Reports, in the light of the circumstances under which they were made, not misleading. No subsidiary of the Company is subject to the reporting requirements of Section 13(a) or Section 15(d) of the Exchange Act.
      2.4     Financial Statements. Each of the financial statements (including, in each case, any related notes and schedules) included or to be included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been or will be prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited interim financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited interim financial statements, to normal and recurring year-end audit adjustments.
      2.5     Rights Offering Registration Statement. The Registration Statement and the Prospectus (and any amendment thereof or supplement thereto, including any documents incorporated therein by reference) will comply, in all material respects, with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC thereunder. The Registration Statement (and any amendment thereto, including any documents incorporated therein by reference) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and the Prospectus (and any supplement thereto) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
      2.6     No Conflicts; No Defaults. The Company is not (A) in violation of its Certificate of Incorporation or by-laws or (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, except in the case of (B) above for such defaults that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. The execution and delivery of this Agreement and the Registration Rights Agreement, the issuance and delivery of the

Unsubscribed Shares, the Standby Commitment Fee Warrants, the Break-up Warrants and the Rights, the consummation of the Rights Offering, the consummation by the Company of the transactions contemplated by this Agreement and the Registration Rights Agreement and the compliance by the Company with terms of this Agreement and the Registration Rights Agreement do not and will not result in any violation of the certificate of incorporation or by-laws or other organizational documents of the Company or any of its subsidiaries, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default (or give rise to a right of termination, cancellation, modification or acceleration of any obligation or loss of any material benefit) under, require a consent or waiver under, constitute a change of control under, require the payment of a penalty or increase fees under, or result in the creation or imposition of any mortgage, right of first refusal, claim, license, limitation in voting rights, security interest, pledge, lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries under (A) any indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries may be bound or to which any of its or their properties may be subject or (B) any existing applicable Law or Order to which the Company or any of its subsidiaries is subject, except, in the case of (A) and (B) above, where such conflicts, breaches or defaults or liens, charges or encumbrances, individually and in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
      2.7     No Consents. No authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (other than under the Securities Act and the securities or blue sky laws of the various states), is required for the offer of the Rights, the offer and sale by the Company of the Unsubscribed Shares, the consummation of the Rights Offering, the issuance of the Standby Commitment Fee Warrants or the consummation by the Company of the transactions contemplated by this Agreement or the Registration Rights Agreement.
      2.8     No Litigation. Except as disclosed in the SEC Reports, there is no action, suit, proceeding, claim, arbitration or investigation pending or, to the knowledge of the Company, threatened against the Company, any of its subsidiaries, any Company employee benefit plan or any of their assets, properties or rights that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect. There are no material judgments, orders, settlements or decrees outstanding against the Company or any of its subsidiaries. Except as disclosed in the SEC Reports, no officer or director of the Company is a defendant in any action, suit, proceeding, claim or arbitration or, to the knowledge of the Company, the subject of any investigation commenced by any Governmental Entity, with respect to the performance of his or her duties as an officer and/or director of the Company.
      2.9     Private Placement. Subject to the compliance by each of the Purchasers with its representations and warranties set forth in Sections 3.4, 3.5, 3.8 and 3.9 hereof, it is not necessary in connection with the offer, sale and delivery of the Unsubscribed Shares, the Standby Commitment Fee Warrants, the Break-up Warrants, the Warrant Shares and any securities deliverable pursuant to the Registration Rights Agreement or pursuant to the exercise, conversion or exchange of such securities (collectively, but excluding the Break-up Warrants for purposes of the Registration Rights Agreement, the “Restricted Securities”) to each of the Purchasers to register the offer or sale of such securities under the Securities Act or any state law. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to buy or has offered to sell or will offer to sell all or any part of the Restricted Securities or any other securities to any Person or Persons so as to bring the sale of the Restricted Securities by the Company to the Purchasers within the registration provisions of the Securities Act.
      2.10     General Solicitation. The Company is not offering or selling the Restricted Securities in connection with any advertisement, article, notice or other communication regarding the Restricted Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.
      2.11     No Undisclosed Liabilities. Except as disclosed in the SEC Reports filed prior to the date of this Agreement or in the Company’s consolidated balance sheet as of March 31, 2005 (the “Company

Balance Sheet”), the Company and its subsidiaries do not have any liabilities (whether accrued, absolute, contingent or otherwise), except for liabilities (i) incurred in the ordinary course of business consistent with past practice or (ii) that, individually or in the aggregate, are not reasonably likely to result in a Material Adverse Effect.
      2.12     Absence of Certain Changes or Events. Between the date of the Company Balance Sheet and the date of this Agreement, except as disclosed in the Company SEC Reports, the Company and its subsidiaries have conducted their respective businesses only in the ordinary course of business consistent with past practice. Since the date of the Company Balance Sheet, there has not been any change, event, circumstance or development that, individually or in the aggregate, has had or is reasonably likely to result in a Material Adverse Effect.
ARTICLE III
Representations and Warranties of the Purchasers
      Each Purchaser, as to itself only, represents and warrants to the Company, as of the date hereof and as of the Closing Date, as follows:

3.1 Organization. If such Purchaser is a corporation, such Purchaser is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has the requisite corporate power and authority to carry on its business as it is now being conducted. If such Purchaser is a limited partnership, such Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has the requisite limited partnership power and authority to carry on its business as it is now being conducted. If such Purchaser is a limited liability company, such Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has the requisite limited liability company power and authority to carry on its business as it is now being conducted.

3.2 Due Authorization. If such Purchaser is a corporation, such Purchaser has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and the execution and delivery by such Purchaser of this Agreement, the purchase of the Unsubscribed Shares and the consummation of the transactions contemplated hereby (a) are within the corporate power and authority of such Purchaser and (b) have been duly authorized by all necessary corporate action of such Purchaser. If such Purchaser is a limited partnership, such Purchaser has the requisite limited partnership power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and the execution and delivery by such Purchaser of this Agreement, the purchase of the Unsubscribed Shares and the consummation of the transactions contemplated hereby (a) are within the limited partnership power and authority of such Purchaser and (b) have been duly authorized by all necessary limited partnership action of such Purchaser. If such Purchaser is a limited liability company, such Purchaser has the requisite limited liability company power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and the execution and delivery by such Purchaser of this Agreement, the purchase of the Unsubscribed Shares and the consummation of the transactions contemplated hereby (a) are within the limited liability company power and authority of such Purchaser and (b) have been duly authorized by all necessary limited liability company action of such Purchaser. This Agreement has been duly and validly executed and delivered by such Purchaser. Assuming the due authorization, execution and delivery by the Company of this Agreement, this Agreement constitutes a valid and binding obligation of such Purchaser enforceable against it in accordance with its terms, except (x) as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or other laws affecting the enforcement of creditors’ rights in general, and except that the enforceability of this Agreement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (y) as rights to indemnity and contribution hereunder may be limited by Federal or state securities law and/or public policy.

3.3 No Conflicts. The execution, delivery and performance of this Agreement by such Purchaser, the purchase of the Unsubscribed Shares and the consummation by such Purchaser of the other transactions contemplated by this Agreement and the compliance by such Purchaser with the terms of this Agreement do not and will not result in any violation of the charter or by-laws or other applicable organizational documents of such Purchaser, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of such Purchaser under (A) any indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which such Purchaser is a party or by which it may be bound or to which any of its properties may be subject or (B) any existing applicable Law or Order to which such Purchaser is subject, except, in the case of (A) and (B) above, where such conflicts, breaches or defaults or liens, charges or encumbrances, individually and in the aggregate, would not have or reasonably be expected to result in a material adverse effect on such Purchaser’s ability to consummate the transactions contemplated by this Agreement.

3.4 Acquisition for Investment. Such Purchaser understands that the Restricted Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Restricted Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Restricted Securities or any part thereof, has no present intention of distributing any of such Restricted Securities and has no arrangement or understanding with any other Persons regarding the distribution of such Restricted Securities, except, in each case, pursuant to effective registrations or qualifications relating thereto under the Securities Act and applicable state securities or blue sky laws or pursuant to an exemption therefrom; provided, however, that in making such representation, such Purchaser does not agree to hold the Restricted Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Restricted Securities at any time in accordance with federal and state securities laws applicable to such sale, transfer or disposition

3.5 Accredited Investor Status. Such Purchaser was not created for the purpose of acquiring the Restricted Securities and is an “accredited investor,” as that term is as defined in Rule 501(a) of Regulation D under the Securities Act. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Restricted Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Restricted Securities and, at the present time, is able to afford a complete loss of such investment. Such Purchaser understands that its investment in the Restricted Securities involves a significant degree of risk. Such Purchaser is a “qualified institutional buyer” (as defined in Rule 144A promulgated under the Securities Act).

3.6 Information. Such Purchaser and its advisers have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Restricted Securities which have been requested by such Purchaser or its advisers. Such Purchaser and its advisers have been afforded the opportunity to ask questions of the Company’s management concerning the Company and the Restricted Securities.

3.7 Government Review. Such Purchaser understands that no Governmental Authority has passed upon or made any recommendation or endorsement of the Restricted Securities.

3.8 General Solicitation. Such Purchaser is not purchasing the Restricted Securities as a result of any advertisement, article, notice or other communication regarding the Restricted Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

3.9 Resale or Transfer. Such Purchaser understands that: (i) other than pursuant to the Registration Rights Agreement, the resale of the Restricted Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Restricted Securities may not be sold or otherwise transferred unless (a) the Restricted Securities are sold or transferred pursuant to an effective registration statement under the Securities Act, (b) at the Company’s request, such Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope reasonably satisfactory to the Company’s counsel) to the effect that the Restricted Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, or (c) the Restricted Securities are sold pursuant to Rule 144 promulgated under the Securities Act; (ii) any sale of such Restricted Securities made in reliance on Rule 144 under the Securities Act may be made only in accordance with the terms of such Rule; and (iii) except as set forth in the Registration Rights Agreement, neither the Company nor any other Person is under any obligation to register such Restricted Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Such Purchaser acknowledges that an appropriate restrictive legend will be placed on the certificate or certificates representing the Restricted Securities that may be issued pursuant to this Agreement.

3.10 Non-reliance Regarding Tax Consequences. Such Purchaser understands that such Purchaser shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

3.11 No Consent. No authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (other than under the Securities Act and the securities or blue sky laws of the various states) is required for the purchase of the Restricted Securities to be purchased by such Purchaser hereunder and the consummation by such Purchaser of the transactions contemplated by this Agreement.

3.12 Not Acting In Concert. Such Purchaser is not an “affiliate” (within the meaning of Rule 405 of the Securities Act) of any other Purchaser, is not acting in concert with any other Purchaser and is not a member of a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) that includes another Purchaser as a member and has no current intention to act in the future in a manner that would make it a member of such a group, except in each case, with respect to one or more other Purchasers that share a common investment advisor with such Purchaser, which may be deemed to be “affiliates” and/or acting in concert and/or members of a “group” with such Purchaser.
ARTICLE IV
Covenants
      4.1     Consents, Approvals and Filings. Subject to the terms of this Agreement, the Company and each Purchaser, as to itself, shall use their respective commercially reasonable efforts to take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper, desirable or advisable to obtain and make all consents, approvals and filings required to be obtained or made by the Company or such Purchaser, as the case may be, in connection with the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.
      4.2     Further Assurances. At any time or from time to time after the date of this Agreement, the Company, on the one hand, and each Purchaser, as to itself, on the other hand, agree to cooperate with each other, and at the request of the other Party, to execute and deliver any further instruments or documents and to take all such further action as the other Party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated by this Agreement and to otherwise carry out the intent of the Parties hereunder.

      4.3     Public Statements. Neither the Company nor any Purchaser, as to itself, shall issue any public announcement, statement or other disclosure with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other Party hereto, which consents shall not be unreasonably withheld, except if such public announcement, statement or other disclosure is required by applicable law or applicable stock market regulations, in which case the disclosing Party shall consult in advance with respect to such disclosure with the other Party to the extent reasonably practicable. Without limiting the foregoing, the Parties each acknowledge and agree that the existence of this Agreement and the terms and conditions hereof may be disclosed (i) by the Company in a press release announcing the terms of this Agreement and in any Registration Statement relating to the Rights Offering or any other documents contained therein, or in any other filing required by law or the applicable requirements of any stock exchange or market on which the Common Stock is primarily traded, without the consent of any of the Purchasers, and (ii) by any of the Purchasers in any filings made pursuant to Section 13 of the Exchange Act, without the consent of the Company.
      4.4     Reservation of Shares. The Company shall at all times reserve and keep available for issue upon the exercise of the Standby Commitment Fee Warrants and the Break-up Warrants such number of authorized but unissued shares of Common Stock deliverable upon the exercise of the Standby Commitment Fee Warrants as will be sufficient to permit the exercise in full of all Standby Commitment Fee Warrants issued and such number of authorized but unissued shares of Common Stock deliverable pursuant to the Registration Rights Agreement or pursuant to the exercise, conversion or exchange in full of any securities issued pursuant to the Registration Rights Agreement.
      4.5     No Market Activity in Common Stock. From the date of this Agreement through and including the earlier of (a) the date of the expiration or termination of the Rights Offering and (b) the date of the termination of this Agreement pursuant to Article VII hereof, other than pursuant to the Rights Offering and this Agreement no Purchaser shall (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided that a Purchaser may transfer shares of Common Stock during this period in the manner provided in Section 5.1(i); provided further that this Section 4.5 shall not limit in any manner any offer, pledge, commitment, contractual obligation, purchase, grant, loan, transfer, disposition or any other activity with respect to any option, contract, agreement, derivative security or instrument, put equivalent position, swap or other agreement or instrument existing as of the date of this Agreement, including, but not limited to, settling, renewing or rolling-over, in whole or in part, any of such agreements or instruments.
      4.6     Listing. The Company shall take all necessary actions such that all of the Unsubscribed Shares, the Warrant Shares and any shares of Common Stock issuable pursuant to the Registration Rights Agreement or upon the exercise, conversion or exchange in full of any securities issued pursuant to the Registration Rights Agreement, will be duly listed and admitted for trading on all of the markets where shares of Common Stock are traded, including the Nasdaq National Market, no later than the effective date of the Resale Registration Statement (as such term is defined in the Registration Rights Agreement).
      4.7     Rights Offering.
      (a) Subject to the right of the Company to terminate the Rights Offering and this Agreement in accordance with Section 7.1(d) hereof, the Company shall use commercially reasonable efforts to take, or cause to be taken, all actions, and do, or cause to be done, all things necessary, proper, desirable or advisable to consummate the Rights Offering.
      (b) The Company further covenants that (i) the Offering Price of the Common Stock issuable in the Rights Offering shall be Seventy Five Million Dollars ($75,000,000) and (ii) the Rights Offering shall be open for 15 Business Days, unless a longer period is required by applicable federal securities laws and the rules and regulations thereunder, including the interpretations thereof by the staff of the SEC.
      4.8     Use of Proceeds. The Company shall use the net proceeds of the Rights Offering and from the purchase of the Unsubscribed Shares under this Agreement (i) to repurchase or redeem (and/or to set aside restricted cash for such purpose) at least two thirds of the issued and outstanding Series B-1 Preferred Stock and Series B-2 Preferred Stock (collectively, the “Series B Preferred Stock”) and (ii) to repurchase all issued and outstanding Senior Accreting Notes of its subsidiary DDi Capital (the “Senior Accreting Notes”), to the extent the net proceeds are sufficient therefor. Any funds remaining after application of the net proceeds as provided in the preceding sentence shall be used for general corporate purposes.
ARTICLE V
Restrictions on Transfer
      5.1     Restrictions on Transfer. The Purchasers shall not, and shall ensure that their respective Affiliates do not, purchase, sell, transfer, assign, convey, gift, mortgage, pledge, encumber, hypothecate or otherwise dispose of, directly or indirectly (“Transfer”), any Restricted Securities; provided, however, that the foregoing shall not restrict in any manner a Transfer (i) by a Purchaser (x) to one or more of its Affiliates or (y) by a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or by a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 5.1, or (ii) by a Purchaser to any other person in a private transaction if the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such Transfer is exempt from the registration requirements of the Securities Act or (iii) made in accordance with Rule 144 under the Securities Act, provided that the Company shall have the right to receive an opinion of legal counsel for the Holder, reasonably satisfactory to the Company, to the effect that such Transfer is exempt from the registration requirements of the Securities Act, prior to the removal of the legend subject to Rule 144 or (iv) made pursuant to a registration statement declared effective by the SEC. Any purported Transfers of Restricted Securities in violation of this Article V shall be null and void and no right, title or interest in or to such Restricted Securities shall be Transferred to the purported transferee, buyer, donee, assignee or encumbrance holder. The Company will not give, and will not permit the Company’s transfer agent to give, any effect to such purported Transfer in its stock records.
      5.2     Compliance with Laws; Stop Order.
      (a) The Purchasers shall, and shall ensure that their respective Affiliates shall, observe and comply with the Securities Act and the Exchange Act and the regulations promulgated thereunder and all other requirements of applicable Laws in connection with any permitted Transfer of the Restricted Securities, including all requirements of applicable Laws relating to the use of insider information or the trading of securities while in the possession of nonpublic information.
      (b) In order to enforce the provisions of this Article V, the Company may impose stop transfer instructions with respect to all of the Restricted Securities held by the Purchasers.
      5.3     Restrictive Legends. Each Purchaser understands and agrees that the Restricted Securities will bear a legend substantially similar to the legend set forth below in addition to any other legend that may be required by applicable law or by any agreement between the Company and such Purchaser:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED AND/ OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION AND/ OR QUALIFICA-

TION UNDER APPLICABLE STATE SECURITIES LAWS, (B) IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION AND/ OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS PROVIDED THAT AT THE ISSUER’S REQUEST, THE TRANSFEROR THEREOF SHALL HAVE DELIVERED TO THE ISSUER AN OPINION OF COUNSEL (WHICH OPINION SHALL BE IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE ISSUER) TO THE EFFECT THAT SUCH SECURITIES MAY BE SOLD OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION, OR (C) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

      5.4     Registration Rights. Holders of the Restricted Securities shall have the registration rights set forth in a Registration Rights Agreement to be dated the Closing Date, among the Company and each of the Purchasers, in substantially the form attached hereto as Exhibit C (the “Registration Rights Agreement”).
ARTICLE VI
Conditions
      6.1     Conditions to Obligations of the Purchasers and the Company at the Closing. The obligations of each of the Purchasers to purchase from the Company, and the Company to sell to each of the Purchasers, the Unsubscribed Shares, to deliver the Standby Commitment Fee Warrants and to consummate the other transactions contemplated hereby are subject to the satisfaction (or waiver by the Required Purchasers and the Company) at or prior to the Closing Date of each of the following conditions:

(a) no preliminary or permanent injunction or other Order by any Governmental Authority which prevents the consummation of the transactions contemplated hereby shall have been issued and remain in effect;

(b) no statute, rule, regulation or other Law shall have been enacted by any Governmental Authority which would prevent or make illegal the consummation of the transactions contemplated by this Agreement;

(c) any consents, filings and approvals that are necessary for the consummation of the transactions contemplated by this Agreement shall have been made or obtained except where (i) the Company’s failure to make or obtain such consents, filings and approvals would not have a Material Adverse Effect or a material adverse effect on the Company’s ability to perform its obligations under this Agreement or (ii) any Purchaser’s failure to obtain such consents, filings and approvals would not have a material adverse effect on such Purchaser’s ability to perform its obligations under this Agreement; and

(d) the Stockholder Approvals shall have been obtained; and

(e) the Rights Offering shall have been consummated.
      6.2     Additional Conditions to Obligations of Each of the Purchasers at the Closing. The obligation of each Purchaser to purchase the Unsubscribed Shares and consummate the other transactions contemplated hereby shall be subject to the satisfaction or waiver by the Required Purchasers at or prior to the Closing Date of each of the following additional conditions:

(a) the representations and warranties of the Company set forth in this Agreement (disregarding for these purposes, the phrases “material,” “materially,” “in all material respects,” “Material Adverse Effect” and any similar phrase) shall be true and correct as of the Closing, as though made on and as of the Closing (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct, on and as of such earlier date (disregarding for these purposes, the phrases “material,” “materially,” “in all material respects,”

“Material Adverse Effect” and any similar phrase)), except for such failures to be true and correct which, individually or in the aggregate, have not had and are not reasonably likely to result in a Material Adverse Effect;

(b) the Company shall have performed and complied in all material respects with the covenants and agreements contained in this Agreement which are required to be performed and complied with by it on or prior to the Closing Date;

(c) from the date hereof through the Closing Date, there shall not have occurred, and be continuing, a Material Adverse Effect;

(d) from the date hereof through the Closing Date, there shall not have occurred, and be continuing, a suspension of the trading of the Common Stock by the SEC or by Nasdaq National Market;

(e) the Company shall have delivered the certificates for the Unsubscribed Shares to the Purchasers;

(f) the Company shall have executed and delivered the Registration Rights Agreement and the Standby Commitment Fee Warrants;

(g) the Company shall have delivered to the Purchasers an officer’s certificate certifying as to its compliance with the conditions set forth in clauses (a) through (d) and (k) of this Section 6.2;

(h) the Company’s counsel shall have delivered to the Purchasers an opinion dated the Closing Date in form and substance reasonably acceptable to the Purchasers, which shall include the opinions set forth in Exhibit D hereto;

(i) the Company shall have delivered to the Purchasers a certificate dated as of the Closing Date executed by the Secretary of the Company certifying (i) the charter documents of the Company; (ii) certificates of good standing of the Company in its jurisdiction of organization; (iii) resolutions duly adopted by the Board of Directors of the Company approving the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, and that such resolutions have not been amended and remain in full force and effect; and (iv) as to the incumbency of each signatory of the Company;

(j) the Company shall have obtained approval for listing the Unsubscribed Shares and the Warrant Shares on the Nasdaq National Market, subject to issuance; and

(k) the Company shall have reasonably demonstrated that, following the consummation of the Rights Offering and the purchase of the Unsubscribed Shares by the Purchasers pursuant to this Agreement, together with other sources of payment available to the Company, the Company will have sufficient funds to repay or redeem at least two-thirds of the outstanding shares of Series B Preferred Stock and to repay the Senior Accreting Notes in full.

      6.3     Additional Conditions to Obligations of the Company at the Closing. The obligations of the Company to issue and sell the Unsubscribed Shares and to issue the Standby Commitment Fee Warrants and to consummate the other transactions contemplated hereby shall be subject to the satisfaction (or waiver by the Company) at or prior to the Closing Date of each of the following additional conditions:

(a) the representations and warranties of each Purchaser set forth in this Agreement (disregarding for these purposes, the phrases “material,” “materially,” “in all material respects,” “Material Adverse Effect” and any similar phrase) shall be true and correct as of the Closing, as though made on and as of the Closing (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct, on and as of such earlier date (disregarding for these purposes, the phrases “material,” “materially,” “in all material respects,” “Material Adverse Effect” and any similar phrase)), except for such failures to be true and correct which, individually or in the aggregate, have not had and are not reasonably likely result in a material adverse effect on such Purchaser’s ability to consummate the transactions contemplated by this Agreement; provided, however, that in the event that one or more Purchasers fails to satisfy the condition specified in this Section 6.3(a) (such Purchasers are referred to for purposes of this proviso as the “Breaching Purchasers”) but the other Purchasers that have satisfied such condition agree to purchase the Unsubscribed Shares to be purchased by such Breaching Purchasers, then this condition shall nonetheless be deemed to be satisfied; and

(b) each Purchaser shall have performed and complied in all material respects with the covenants and agreements contained in this Agreement which are required to be performed and complied with by it on or prior to the Closing Date; provided, however, that in the event that one or more Purchasers fails to satisfy the condition specified in this Section 6.3(b) (such Purchasers are referred to for purposes of this proviso as the “Breaching Purchasers”) but the other Purchasers that have satisfied such condition agree to purchase the Unsubscribed Shares to be purchased by such Breaching Purchasers, then this condition shall nonetheless be deemed to be satisfied;

(c) each Purchaser shall have delivered the following to the Company:

(i) the purchase price payable for the Unsubscribed Shares which such Purchaser is acquiring; and

(ii) an officer’s certificate certifying as to such Purchaser’s compliance with the conditions set forth in clauses (a) and (b) of this Section 6.3.
ARTICLE VII
Termination
      7.1     Termination. This Agreement may be terminated at any time:

(a) by the Company with the consent of the Required Purchasers;

(b) by the Company (i) upon a breach of any covenant or agreement on the part of the Purchasers set forth in this Agreement or if any representation or warranty of the Purchasers set forth in this Agreement shall not be true and correct, in either case such that the conditions set forth in Section 6.3(a) or 6.3(b) would not be satisfied (a “Terminating Purchaser Breach”); provided, that such Terminating Purchaser Breach shall have been caused by Purchasers that, in the aggregate, are obligated to purchase at least a majority of the Unsubscribed Shares hereunder, and shall not have been waived or cured by the earlier of (x) the Closing Date or (y) within 10 days after written notice of such Terminating Purchaser Breach is given to each of the breaching Purchasers by the Company; or (ii) if any condition to the Company’s obligations to close at the Closing set forth in Article VI has not been satisfied as of the Closing or satisfaction of such a condition is or becomes impossible (other than because of the failure of the Company to comply with its obligations under this Agreement), and the Company has not waived such condition;

(c) by any Purchaser with respect to itself: (i) upon a breach of any covenant or agreement on the part of the Company set forth in this Agreement or if any representation or warranty of the Company set forth in this Agreement shall not be true and correct, in either case such that the conditions set forth in Section 6.2(a) or 6.2(b) would not be satisfied (a “Terminating Company Breach”); provided, that such Terminating Company Breach shall not have been cured by the earlier of (x) the Closing Date or, (y) within 10 days after written notice of such Terminating Company Breach is given to the Company by the Required Purchasers; or (ii) if any condition to the Purchasers’ obligation to close set forth in Article VI has not been satisfied as of the Closing, or satisfaction of such a condition is or becomes impossible (other than because of the failure of any Purchaser to comply with its obligations under this Agreement), and, in each case, the Required Purchasers have not waived such breach or condition.

(d) by the Company at any time if the Board of Directors of the Company elects to withdraw the Rights Offering for any reason;

(e) without action on the part of any party, in the event the Rights Offering is not launched or the Registration Statement is not declared effective by the SEC within 120 days of the date of this Agreement or the Rights Offering is not consummated within 150 days of the date of this Agreement unless the Company shall have obtained a consent to an extension of either such time periods from the Required Purchasers; and

(f) without action on the part of any party, in the event of a Change of Control of the Company unless the Company shall have obtained a waiver thereof from the Required Purchasers.
      7.2     Reimbursement of Expenses. The Company shall reimburse each of the Purchasers for its out of pocket fees and expenses (including reasonable attorneys’, accountants’ and consultants’ fees and expenses) reasonably incurred by them in connection with the transactions contemplated by this Agreement; provided, however, that the maximum amount of expenses that the Company shall be required to pay under this Section 7.2 shall not exceed $100,000 in the aggregate.
      7.3     Termination Fee. In the event this Agreement is terminated pursuant to Section 7.1(c) (but only with respect to a Purchaser that has exercised its right to terminate under such subsection) or Sections 7.1(d), (e) or (f), each Purchaser shall be entitled to receive warrants to purchase shares of Common Stock (the “Break-up Warrants”) in the form attached as Exhibit E. The number of Break-up Warrants issuable to each Purchaser shall be determined in accordance with the following formula:

N = P × 10.7% × O × d
where

N = the number of Break-up Warrants issuable to a Purchaser;

P = the Proportionate Share of such Purchaser;

O = the total number of shares of Common Stock outstanding on a fully diluted basis (without giving effect to issuances of Common Stock and securities exercisable for Common Stock to the Company’s management under the proposed 2005 Incentive Plan and assuming that two-thirds of the Company’s Series B Preferred Stock outstanding on the date of this Agreement has been repurchased or redeemed) as of the date of the termination of this Agreement; and

d = 50%, if termination occurs prior to the effectiveness of the Registration Statement and 100% if termination occurs following effectiveness of the Registration Statement.
Each Break-up Warrant shall have an initial exercise price equal to 50% of the Average Share Price on the date of the termination of this Agreement. Except as set forth in or contemplated by Section 4.7(b)(ii), Section 7.2, Section 7.4 or Article VIII hereof, the Purchasers’ receipt of the Break-up Warrants pursuant to this Section 7.3 shall be in full satisfaction of any amount or obligations owed to the Company to the Purchasers, and shall be the Purchasers’ sole remedy hereunder.
      7.4     Effect of Termination. If this Agreement is terminated pursuant to the provisions of Section 7.1, this Agreement shall forthwith become void and there shall be no further obligations on the part of the Company or any Purchaser or their respective directors, officers, employees, agents or representatives, except for the provisions of Section 8.1(a) (but only with respect to third party claims or any claim for a breach of Section 4.7(b)(ii) hereof) and Sections 7.2, 7.3, 8.2, 8.3, 8.4, 9.1, 9.2, 9.4, 9.5, 9.7, 9.8 and 9.10, which shall survive any termination of this Agreement; provided, that nothing in this Section 7.4 shall relieve any Party from liability for any willful breach of this Agreement.

ARTICLE VIII
Indemnification
      8.1     Indemnification.
      (a) The Company shall indemnify and hold harmless each of the Purchasers, and each of their respective directors, officers, employees, partners, limited partners, members, agents, representatives, affiliates and controlling Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any and all losses, claims, demands, damages, liabilities, costs and expenses (including reasonable attorneys’ and accountants’ fees, disbursements and expenses, as incurred) (collectively, “Losses”) incurred or suffered by such party arising out of or based upon (i) any breach of a representation or warranty or breach of or failure to perform any covenant or agreement on the part of the Company contained in this Agreement, any Standby Commitment Fee Warrant, any Break-up Warrant, the Registration Rights Agreement or any other agreement or instrument furnished by the Company to a Purchaser pursuant to this Agreement or (ii) third party claims or demands relating to the fact that a Purchaser is a party to this Agreement; provided that the Company shall not be required to indemnify a Purchaser to the extent that the Losses arise from the gross negligence or willful misconduct of such Purchaser or any of its affiliates.
      (b) Each Purchaser shall indemnify and hold harmless the Company and its directors, officers, employees, agents, representatives, affiliates and controlling Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any and all Losses incurred or suffered by such party arising out of or based upon any breach of a representation or warranty or breach of or failure to perform any covenant or agreement on the part of such Purchaser contained in this Agreement; provided that the Purchasers shall not be required to indemnify the Company to the extent the Losses arise from the gross negligence or willful misconduct of the Company or any of its affiliates.
      8.2     Indemnification Procedures. All claims or demands for indemnification under this Article VIII shall be asserted and resolved as follows:

(a) In the event that any claim or demand for which a Party (the “Indemnifying Party”) would be liable to the other Party (the “Indemnified Party”) hereunder is asserted against an Indemnified Party by a third party, the Indemnified Party shall with reasonable promptness notify the Indemnifying Party of such claim or demand (the “Claim Notice”), specifying the nature of such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such claim or demand). The Indemnifying Party shall have fifteen (15) days from the receipt of the Claim Notice (the “Notice Period”) to notify the Indemnified Party (i) whether or not the Indemnifying Party disputes the Indemnifying Party’s liability to the Indemnified Party hereunder with respect to such claim or demand and (ii) if the Indemnifying Party does not dispute such liability, whether or not the Indemnifying Party desires, at the sole cost and expense of the Indemnifying Party, to defend against such claim or demand, provided that the Indemnified Party is hereby authorized (but not obligated) prior to and during the Notice Period to file any motion, answer or other pleading and to take such action which the Indemnified Party shall reasonably deem necessary or appropriate to protect the Indemnified Party’s interests. In the event that the Indemnifying Party notifies the Indemnified Party within the Notice Period that the Indemnifying Party does not dispute the Indemnifying Party’s obligation to indemnify hereunder and desires to defend the Indemnified Party against such claim or demand and except as hereinafter provided, the Indemnifying Party shall have the right to defend (with counsel reasonably satisfactory to the Indemnified Party) by appropriate proceedings.

(b) An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to the

Indemnified Party in any such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel, and one local counsel in each applicable jurisdiction, shall be at the expense of the Indemnifying Party).

(c) All Losses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) will be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party upon receipt of an undertaking to repay such amount if it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder. The Indemnifying Party will not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any Indemnified Party is or could be a party and as to which indemnification or contribution could be sought by such Indemnified Party under this Section 8.2, unless such judgment, settlement or other termination includes, as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder and such judgment or consent does not include a statement as to the admission of fault or culpability on behalf of any Indemnified Party.

(d) In the event the Indemnified Party has a claim against the Indemnifying Party hereunder which does not involve a claim or demand being asserted against or sought to be collected by a third party, the Indemnified Party shall with reasonable promptness send a Claim Notice with respect to such claim to the Indemnifying Party. If the Indemnifying Party does not notify the Indemnified Party within the Notice Period that the Indemnifying Party disputes such claim, the amount of such claim shall be conclusively deemed a liability of the Indemnifying Party hereunder.

(e) The Indemnified Party’s failure to give reasonably prompt notice to the Indemnifying Party of any actual, threatened or possible claim or demand which may give rise to a right of indemnification hereunder shall not relieve the Indemnifying Party of any liability which the Indemnifying Party may have to the Indemnified Party unless the failure to give such notice materially and adversely prejudices the Indemnifying Party.

      8.3     Survival of Representations, Warranties, etc. The respective representations, warranties, and agreements made herein by or on behalf of the Parties hereto shall remain in full force and effect, regardless of any investigation made by or on behalf of any other Party to this Agreement or any officer, director or employee of, or Person controlling or under common control with, such Party and will survive delivery of and payment for any Restricted Securities.
      8.4     Other.
      (a) Neither the Company nor any Purchaser shall have any obligation under this Article VIII to indemnify any Person for lost profits or for consequential, incidental, punitive or exemplary damages.
      (b) Any and all remedies set forth in this Agreement: (i) shall be in addition to any and all other remedies the Purchasers or the Company may have at law or in equity, (ii) shall be cumulative, and (iii) may be pursued successively or concurrently as each of the Purchasers and the Company may elect. The exercise of any remedy by any Purchaser or the Company shall not be deemed an election of remedies or preclude any Purchaser or the Company, respectively, from exercising any other remedies in the future.

ARTICLE IX
Miscellaneous
      9.1     Definitions. The following terms, as used in this Agreement, shall have the following meanings:

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act.

“Average Share Price” shall mean, with respect to any day, the average of the Daily Share Prices for the twenty (20) trading days ending two (2) trading days before the day in question. “Daily Share Price” shall mean, for any trading day, the closing price per share of the Common Stock on The Nasdaq Stock Market (or other principal securities market on which the Common Stock is then traded) on such day, or, if there are no sales of the Common Stock on such securities market on such day, the average of the high bid and low ask prices for the Common Stock on such day, or, if there are no high bid and low ask prices for the Common Stock on such day, as determined by the Board of Directors of the Company in good faith.

“Business Day” shall mean any day other than Saturday, Sunday and any day on which banking institutions in the State of New York are authorized by Law or other governmental action to close.

“Change of Control” shall mean (i) the consolidation, merger or other business combination (including, without limitation, a reorganization or recapitalization) of the Company with or into another Person (other than (A) a consolidation, merger or other business combination (including, without limitation, reorganization or recapitalization) in which holders of the Company’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, at least sixty percent (60%) of the voting power of the capital stock of the surviving entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company); (ii) the sale or transfer of all or substantially all of the Company’s assets; or (iii) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a Person or group of affiliated Persons (other than an underwriter of the Company’s securities), of the Company’s securities, if after such closing, such Person or group of affiliated Persons would hold forty percent (40%) or more of the outstanding voting stock of the Company (or the surviving or acquiring entity). Notwithstanding anything contained herein to the contrary, any transaction in which one or more of the Purchasers or any of their respective Affiliates is involved shall not constitute a Change of Control.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, in each case as the same shall be in effect at the time.

“Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Governmental Authority” shall mean any federal, state or local U.S. or foreign governmental, regulatory, legislative, executive or administrative agency, commission, body, department, board, or other governmental subdivision, court, tribunal, arbitrating body or other governmental authority.

“Laws” shall mean all federal, state and local U.S. or foreign laws, statutes, ordinances, rules, regulations, orders and decrees.

“Material Adverse Effect” shall mean any material adverse change, event, circumstance or development with respect to, or material adverse effect on, the operations, business, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, or any event that would reasonably be expected to prevent the consummation of the transactions consummated hereby; provided, however, that none of the following, to the extent occurring after the date hereof, shall constitute a Material Adverse Effect: (i) the consummation of the transactions contemplated by this Agreement, including the Rights Offering, (ii) changes in generally accepted accounting principles; (iii) changes that are the result of factors generally affecting the printed circuit board industry, except to the extent that such changes have a materially disproportionate effect on the Company and its subsidiaries, taken as a whole, relative to other similarly situated participants in the printed circuit board industry; (iv) changes that are the result of economic factors affecting the national economy, except to the extent that such changes have a materially disproportionate effect on the Company and its subsidiaries, taken as a whole, relative to other similarly situated participants in the industries or markets in which they operate; or (v) a decline in the price of the Company Common Stock on The Nasdaq National Market (it being understood that the facts and circumstances giving rise to such decline may be deemed to constitute and shall be taken into account in determining whether there has been a Material Adverse Effect).

“Order” shall mean any judgment, rule, decree, writ, injunction, order or decision of any Governmental Authority that is binding on any person or its property under applicable Law.

“Person” shall mean any individual, firm, corporation, limited liability company, partnership, company or other entity, and shall include any successor (by merger or otherwise) of such entity.

“Required Purchasers” shall mean Purchasers, that in the aggregate, are obligated to purchase at least 75% of the Unsubscribed Shares hereunder.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any successor federal statute, in each case as the same shall be in effect at the time.

      9.2     Assignment; Successors and Assigns. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns of the Parties and, with respect to Section 8.1 hereof, shall inure to the benefit of their respective officers, directors, employees, partners, limited partners, members, agents, representatives, affiliates and controlling Persons, and no other Person shall have any right or obligation hereunder. The Company may not assign this Agreement without the consent of the Purchasers. No Purchaser may assign its rights under this Agreement without prior written consent of the Company, except that any Purchaser may assign its rights hereunder to any Affiliate that is a “qualified institutional buyer” (as defined in Rule 144A promulgated under the Securities Act), provided that notwithstanding such assignment such Purchaser shall remain liable for all of its obligations hereunder.
      9.3     Entire Agreement. This Agreement sets forth the entire agreement of the Parties with respect to the subject matter hereof. Any prior agreements or understandings among the Parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement.
      9.4     Notices. Any notice, request, claim, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed received on the day delivered personally or sent by facsimile (with confirmation of receipt), on the third Business Day after posted by registered or certified mail, postage prepaid, or on the next Business Day after sent by recognized overnight courier service, as follows:

(i)	if to the Company, to:
DDi Corp.
1220 Simon Circle
Anaheim, California 92806
Facsimile No. (714) 688-7400
Attention: Chief Financial Officer

with a copy to:
Paul, Hastings, Janofsky & Walker LLP
695 Town Center Drive, Seventeenth Floor
Costa Mesa, California 92626
Facsimile No. (714) 668-6310
Attention: John F. Della Grotta, Esq.

(ii)	if to any Purchaser, to the address set forth on such Purchaser’s signature page hereto, or to such other address as the Person to whom notice is to be given may have specified in a notice duly given to the sender as provided herein.
      9.5     Amendments; Waivers. Except as otherwise expressly permitted herein, no amendment or waiver of any provision of this Agreement, and no consent with respect to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by the Required Purchasers and the Company; provided that no such waiver, amendment, or consent shall, unless in writing and signed by all the Purchasers and the Company, do any of the following:

(i) increase a Purchaser’s “Proportionate Share” as set forth on Exhibit A hereto;

(ii) require a Purchaser to purchase a number of Unsubscribed Shares in excess of the product of such Purchaser’s “Proportionate Share” as set forth on Exhibit A hereto and the aggregate number of Unsubscribed Shares;

(iii) modify the formula for determining the Per Share Subscription Price or the definition of “Shortfall”;

(iv) waive or modify the terms of Section 4.8 hereof;

(v) reduce the number of Standby Commitment Fee Warrants payable to the Purchasers pursuant to this Agreement or the term thereof or increase the exercise price thereof;

(vi) reduce the number of Break-up Warrants payable to the Purchasers pursuant to this Agreement or the term thereof or increase the exercise price thereof; or

(vii) extend the time periods set forth in Section 7.1(e) by more than an additional 30 days.
      9.6     Counterparts. This Agreement may be executed in any number of counterparts and any Party may execute any such counterpart, each of which when executed and delivered (which deliveries may be made by facsimile) shall be deemed to be an original, and all of which counterparts taken together shall constitute but one and the same instrument.
      9.7     Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the Laws of the State of New York, without giving effect to any of the conflicts of laws provisions thereof that would require the application of the substantive Laws of any other jurisdiction.
      9.8     Exclusive Jurisdiction; Venue. Each of the Company and the Purchasers hereby irrevocably submits in any suit, action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby to the exclusive jurisdiction and venue of the federal and state courts located in the City and State of New York, Borough of Manhattan and irrevocably waives any and all objections to exclusive jurisdiction or review of venue that any such Party may have under the laws of the State of New York or of the United States. Without limiting the other remedies, this Agreement shall be enforceable by specific performance.
      9.9     Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is held illegal, invalid or unenforceable in any jurisdiction under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and mutually acceptable to the parties herein.
      9.10     Independent Nature of Each Purchaser’s Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a group, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.
[SIGNATURE PAGE FOLLOWS]
*     *     *     *     *

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first written above.

DDi CORP.

By:	/s/ Mikel H. Williams

Name: Mikel H. Williams

Title:	Senior Vice President and

Chief Financial Officer

CAIMAN PARTNERS, L.P.
By: Caiman Capital GP, L.P., General Partner

By:	/s/ Brian R. Kahn

Name: Brian R. Kahn

Title:	Managing Director

Address for Notice:

Kahn Capital Management LLC
c/o Brian Kahn
5506 Worsham Court
Windermere, FL 34786

CONTRARIAN TURNAROUND EQUITIES, LLC
By: Contrarian Capital Management, LLC, its manager

By:	/s/ Jason Mudrick

Name: Jason Mudrick

Title:	Portfolio Manager

Address for Notice:

411 W. Putnam Ave., Suite 225
Greenwich, CT 06830
Attn: Jason Mudrick

GREYWOLF CAPITAL PARTNERS II LP

By:	/s/ William Troy

Name: William Troy

Title:	Partner

Address for Notice:

QVT FUND LP
By: QVT Associates GP LLC, its general partner

By:	/s/ Nicholas Brumm

Name: Nicholas Brumm

Title: Managing Member

By:	/s/ Tracy Fu

Name: Tracy Fu

Title: Managing Member

Address for Notice:

c/o QVT Financial LP
527 Madison Avenue, 8th Floor
New York, NY 10022

With a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP
399 Park Avenue
New York, NY 10022
Attn: Knute Salhus

SANKATY CREDIT OPPORTUNITIES, L.P.

By:	/s/ Jonathan S. Lavine

Name: Jonathan S. Lavine

Title:	Managing Director

SANKATY HIGH YIELD ASSET PARTNERS, L.P.

By:	/s/ Jonathan S. Lavine

Name: Jonathan S. Lavine

Title:	Managing Director

SANKATY HIGH YIELD PARTNERS II, L.P.

By:	/s/ Jonathan S. Lavine

Name: Jonathan S. Lavine

Title:	Managing Director

SANKATY HIGH YIELD PARTNERS III, L.P.

By:	/s/ Jonathan S. Lavine

Name: Jonathan S. Lavine

Title:	Managing Director

SANKATY PROSPECT CREDIT PARTNERS, L.P.

By:	/s/ Jonathan S. Lavine

Name: Jonathan S. Lavine

Title:	Managing Director

Address for Notice for all Purchasers on this page:

Sankaty Advisors
111 Huntington Avenue
Boston, MA 02199

EXHIBIT A
PURCHASERS

Name	Proportionate Share

Caiman Partners, L.P.	20.000%
Contrarian Turnaround Equities, LLC	26.667%
Greywolf Capital Partners II LP	10.000%
QVT Fund LP	26.667%
Sankaty Credit Opportunities, L.P.	8.286%
Sankaty High Yield Asset Partners, L.P.	2.012%
Sankaty High Yield Partners II, L.P.	2.677%
Sankaty High Yield Partners III, L.P.	2.677%
Sankaty Prospect Credit Partners, L.P.	1.014%

EXHIBIT B
FORM OF STANDBY COMMITMENT FEE WARRANT
[See Appendix C to this proxy statement.]

APPENDIX C
FORM OF REGISTRATION RIGHTS AGREEMENT
[See Appendix D to this proxy statement.]

APPENDIX D
FORM OF OPINIONS OF COMPANY COUNSEL

A.	The Company is validly existing as a corporation and in good standing under the laws of the State of Delaware and the Company has the corporate power and authority to conduct its business as it is, to our knowledge, currently conducted, to enter into and perform its obligations under the Transaction Documents, and to carry out the transactions contemplated by the Transaction Documents. Based solely on a review of a good standing certificate from the Secretary of State of the State of California, such counsel confirms that the Company is in good standing in the State of California.

B.	The Unsubscribed Shares, the Standby Commitment Fee Warrants and the Warrant Shares have been duly authorized or reserved for issuance by all necessary corporate action on the part of the Company; and the Unsubscribed Shares and the Standby Commitment Fee Warrants, when issued, sold and, in the case of the Unsubscribed Shares, delivered against payment therefor, in accordance with the provisions of the Purchase Agreement, and the Warrant Shares, when issued upon the exercise of the Standby Commitment Fee Warrants and the receipt of the exercise price provided for under the Standby Commitment Fee Warrants, will be validly issued, fully paid and non-assessable.

C.	The execution and delivery by the Company of the Transaction Documents, and the consummation by the Company of the transactions contemplated thereby, have been duly authorized by all necessary corporate action on the part of the Company, and the Transaction Documents have been duly executed and delivered by the Company. Each of the Transaction Documents (other than the Standby Commitment Fee Warrants) constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.(1)

D.	The execution and delivery by the Company of the Transaction Documents, and the consummation by the Company of the transactions contemplated thereby, do not (a) violate the provisions of the Delaware General Corporation Law or any U.S. federal or New York state law, rule or regulation applicable to the Company; (b) violate the provisions of the Company’s Certificate of Incorporation or By-laws, each as amended to date; (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator specifically naming the Company of which we are aware; or (d) constitute a breach by the Company of, or constitute a default by the Company under any agreement to which the Company is a party and is listed as a material contract (Item 10) in the exhibits to the Company’s Form 10-K for the fiscal year ended December 31, 2004.

E.	Based in part on the representations of each of the Purchasers in Sections 3.4, 3.5, 3.8 and 3.9 of the Purchase Agreement, the offer and sale of the Unsubscribed Shares and the Standby Commitment Fee Warrants pursuant to the Purchase Agreement, and the offer and sale of the Warrant Shares pursuant to the terms of the Standby Commitment Fee Warrants may be made without registration under the Securities Act of 1933, as amended.

      1 [Please note that because the Warrants are governed by Delaware law, PHJW cannot opine on the enforceability thereof.]

APPENDIX E
FORM OF BREAK-UP WARRANT
[See Appendix B to this
proxy statement.]

Appendix B
[FORM OF BREAK-UP WARRANTS]
COMMON STOCK PURCHASE WARRANT
      THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE SECURITIES ARE SOLD AND TRANSFERRED IN A TRANSACTION THAT IS EXEMPT FROM OR NOT SUBJECT TO REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE OFFERING OF THIS SECURITY AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REVIEWED OR APPROVED BY ANY STATE SECURITIES ADMINISTRATOR.
DDi CORP.
Date of Initial Issuance:
Number of Shares:
Initial Warrant Price: $           per share(1)
Expiration Date:                     (2)
      THIS CERTIFIES that, for value received,                     , or its registered assigns to the extent permitted hereunder (the “Holder”), is entitled to subscribe for and purchase from DDi CORP., a Delaware corporation (the “Company”), upon the terms and conditions set forth herein, at any time during the Term (as defined below) of this Warrant,                      shares of common stock, $0.001 par value per share, of the Company (“Common Stock”), at the Warrant Price (as defined below), payable as provided herein. As used herein, the term “this Warrant” shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.
      The number of shares of Common Stock issuable upon the exercise of the Warrant (the “Warrant Shares”) and the Warrant Price may be adjusted from time to time as hereinafter set forth.
      Section 1.     Definitions.
      For all purposes of this Warrant, the following terms shall have the meanings indicated:
      “Affiliate” of any specified Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. No Person shall be deemed an Affiliate of another Person solely by virtue of the fact that both Persons own shares of the Company’s capital stock.
      “Business Day” shall mean any day other than Saturday, Sunday and any day on which banking institutions in the State of New York are authorized by Law or other governmental action to close.
      “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

      1 The initial warrant price shall be equal to 50% of the Average Share Price (as defined in the Standby Securities Purchase Agreement) on the date of termination of the Standby Securities Purchase Agreement.
      2 The term of the warrant shall be one year from the date of issuance.

      “Person” means an individual, a corporation, partnership, limited liability company, association, trust or any other entity or organization, including a government, a political subdivision or an agency or instrumentality thereof.
      “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.
      “Term of this Warrant” shall mean the period beginning on the date of initial issuance hereof and ending on July 31, 2006.
      “Transfer” means the offer, sale, donation, assignment (as collateral or otherwise), mortgage, pledge, grant, hypothecation, encumbrance, gift, bequest or transfer or disposition of any security.
      “Warrant Price” shall mean $           per share3 subject to adjustment in accordance with Section 5 hereof.

Section 2.	Exercise of Warrant.[4]
      2.1     Procedure for Exercise of Warrant. To exercise this Warrant in whole or in part (but not as to any fractional share of Common Stock), the Holder shall deliver to the Company at its office referred to in Section 10 hereof at any time and from time to time during the Term of this Warrant, as follows:

(a) (i) a duly executed Notice of Exercise in the form of Exhibit A attached hereto, (ii) cash, a certified or official bank check payable to the order of the Company, or a wire transfer of funds to the Company’s account, in each case in the amount of the Warrant Price for each share being purchased and any amount required to be paid by the Holder on account of a transfer of a Warrant or Warrant Shares pursuant to Section 3 hereof, and (iii) this Warrant; or

(b) by surrender of this Warrant (with the Notice of Cashless Exercise attached hereto as Exhibit B duly executed) to the Company at its office as set forth in the Notice of Cashless Exercise attached hereto, or at such other place as is designated in writing by the Company, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y (A-B)/ A

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised (which shall include both the number of Warrant Shares issued to the Holder and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Warrant Price).

A = the Fair Market Value (determined pursuant to Section 7) as of the exercise date.

B = the Warrant Price then in effect.
      2.2     In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or, subject to compliance with Section 6.2, such other name or names as may be designated by the Holder, shall be delivered to the Holder hereof within a reasonable time, not exceeding three Business Days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares with respect to which this Warrant shall not then have

      3 The initial warrant price shall be equal to 50% of the Average Share Price (as defined in the Standby Securities Purchase Agreement) on the date of termination of the Standby Securities Purchase Agreement.
      4 With respect to any warrants issued to Contrarian Turnaround Equities, LLC, the warrants will not be exercisable until 61 days following issuance.

been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Holder shall have complied with the conditions for exercise of this Warrant set forth above, irrespective of the date of delivery of such certificate, except that, if the date of such compliance is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. Notwithstanding anything in the foregoing to the contrary, for purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that Warrant Shares issued in a cashless exercise transaction pursuant to Section 2.1(b) above shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the issue date of this Warrant.
      2.3     Transfer Restriction Legend. Each certificate for Warrant Shares shall bear the following legend (and any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND/ OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE OFFERED OR SOLD OR TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND REGISTRATION AND/ OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, (B) IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION AND/ OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS PROVIDED THAT AT THE ISSUER’S REQUEST, THE TRANSFEROR THEREOF SHALL HAVE DELIVERED TO THE ISSUER AN OPINION OF COUNSEL (WHICH OPINION SHALL BE IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE ISSUER FROM COUNSEL REASONABLY SATISFACTORY TO THE ISSUER) TO THE EFFECT THAT SUCH SECURITIES MAY BE SOLD OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION, OR (C) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT.”
      Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless, in the opinion of counsel for the Holder thereof (which counsel shall be satisfactory to the Company) the securities represented thereby are not, at such time, required by law to bear such legend. The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the Holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act or as they have been sold pursuant to a registration statement declared effective by the Securities and Exchange Commission or pursuant to Rule 144 under the Securities Act. At the request of the Company, the Company shall have the right to receive an opinion of counsel for the Holder, reasonably satisfactory to the Company, to the effect that the transfer of the Warrant Shares is exempt from the registration requirements of the Securities Act, prior to the removal of the legend if the request for removal is being made pursuant to Rule 144 or Rule 144(k) under the Securities Act.
Section 3.     Covenants as to Common Stock.
      The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock (or out of shares of Common Stock held in its treasury) solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens, preemptive rights and charges with respect to the issue thereof. The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares may be so issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange or quotation system upon which shares of Common Stock or other securities constituting Warrant Shares may be listed or quoted (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company further covenants and agrees that it shall pay when due and payable any and all federal and state documentary or stamp taxes (other than federal or state income taxes) which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant, except that, if Warrant Shares or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivery of the Notice of Exercise.

Section 4.	Adjustment of Number of Shares.
      Upon each adjustment of the Warrant Price as provided in Section 5(a), Section 5(b), Section 5(c) or Section 5(f), the number of Warrant Shares shall be changed to the number determined by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

Section 5.	Adjustment.
      The Warrant Price and the terms of the Warrant shall be subject to adjustment from time to time as follows:

(a) If, at any time during the Term of this Warrant, the Company shall make or issue, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Warrant Price then in effect immediately before such event shall be decreased as of the time of such issuance by multiplying the Warrant Price then in effect by a fraction:

(1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance, and

(2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

(b) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is increased by a subdivision or split-up of shares of Common Stock, then, immediately after the date fixed for the determination of holders of Common Stock entitled to receive shares in such subdivision or split-up, the Warrant Price in effect immediately before the subdivision or split-up shall be appropriately decreased so that the number of shares of Common Stock issuable upon the exercise hereof shall be increased in proportion to such increase in outstanding shares.

(c) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock or reverse stock split, then, immediately after the effective date for such combination, the Warrant Price in effect immediately prior to such combination or reverse stock split shall be appropriately increased so that the number of shares of Common Stock issuable upon the exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

(d) If, at any time during the Term of this Warrant, the Company shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than dividends or distributions for which an adjustment is made pursuant to other provisions of this Section 5 or regular cash dividends paid out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Holder shall receive upon the exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company, cash or other property which the Holder would have been entitled to receive had this Warrant been exercised on the effective date fixed for the determination of holders of Common Stock entitled to receive a dividend or distribution in such event and had the Holder thereafter, during the period from such date to and including the exercise date, retained any such securities receivable during such period, giving application to all adjustments called for during such period under this Section 5 with respect to the rights of the Holder.

(e) In the case of any proposed consolidation or merger of the Company with another entity, or the proposed sale of all or substantially all of its assets to another person or entity, or any proposed consolidation, reorganization, recapitalization, or reclassification of the capital stock of the Company or other transaction, then, as a condition of such consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction, the Company shall give 30 days’ prior written notice thereof to the Holder hereof and lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein, in lieu of the Warrant Shares immediately theretofore purchasable hereunder, such shares of stock, securities, cash or assets as may (by virtue of such consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction) be issued or payable with respect to or in exchange for the number of Warrant Shares purchasable hereunder immediately before such consolidation, merger, sale, reorganization, recapitalization, reclassification or other transaction. In any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof shall thereafter be applicable as nearly as may be practicable, in relation to any shares of stock, securities, cash or assets thereafter deliverable upon the exercise of this Warrant. Notwithstanding the foregoing sentences, if (x) there shall occur any consolidation, merger, sale, consolidation, reorganization, recapitalization or other transaction in which the Common Stock is converted into or exchanged for anything other than solely equity securities, and (y) the common stock of the acquiring or surviving company (which shall be understood to mean the ultimate parent of such company, if such company is not publicly traded and its ultimate parent is publicly traded) is publicly traded, then, as part of such consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction, (i) the Holder shall have the right thereafter to receive upon the exercise hereof such number of shares of common stock of the acquiring or surviving company as is determined by multiplying (A) the number of shares of Common Stock subject to this Warrant immediately prior to such consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction by (B) a fraction, the numerator of which is the Fair Market Value (as defined below) per share of Common Stock as of the effective date of such consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction, as determined pursuant to Section 7, and the denominator of which is the fair market value per share of common stock of the acquiring or surviving company as of the effective date of such transaction, as determined in good faith by the Board of Directors of the Company (using the principles set forth in Section 7 to the extent applicable), and (ii) the exercise price per share of common stock of the acquiring or surviving company shall be the Warrant Price divided by the fraction referred to in clause (B) above. The Company shall not effect any such consolidation, merger, sale, reorganization, recapitalization, reclassification or other transaction unless, prior to the consummation thereof, the successor entity (if other than the Company) resulting from such consolidation, merger, sale, reorganization, recapitalization, reclassification or other transaction (including a purchaser of all or substantially all the Company’s assets) assumes by written instrument the obligation to deliver to each Holder of Warrants such shares of stock, securities, cash or assets as, in accordance with the foregoing provisions, such Holder may be entitled to acquire upon exercise of Warrants.

(f) If at any time the Company shall issue or sell any Common Stock (other than Common Stock issued (a) pursuant to the Company’s existing or future stock option plans or pursuant to any other existing or future Common Stock related director or employee compensation plan of the Company approved by the board of directors of the Company (the “Board of Directors”), (b) as consideration for the acquisition of a business or of assets, (c) to the Company’s joint venture partners in exchange for interests in the relevant joint venture, (d) upon conversion of any shares of any series of preferred stock or as the payment of a dividend with respect to any series of preferred stock outstanding on the date hereof or the issuance of which caused an adjustment under the other provisions of this Section 5 or (e) upon the exercise or conversion of any security the issuance of which caused an adjustment under the other provisions of this Section 5 for a consideration per share less than the Warrant Price then in effect, or shall issue any options, rights, warrants or other securities convertible into or exercisable or exchangeable for Common Stock (other than such securities paid as dividends on any class of preferred stock outstanding on the date hereof or the issuance of which caused an adjustment under the other provisions of this Section 5) having a conversion, exercise or exchange price, together with the issue price of such securities, per share of Common Stock less than the Warrant Price then in effect, the Warrant Price to be in effect after such issuance or sale shall be determined by multiplying the Warrant Price in effect immediately prior to such issuance or sale by a fraction, (i) the denominator of which shall be the sum of (w) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (x) the number of additional shares of Common Stock to be issued or sold (or, in the case of any options, rights, warrants or other convertible, exercisable or exchangeable securities, issued on conversion, exercise or exchange), and (ii) the numerator of which shall be the sum of (y) the number of shares of Common Stock outstanding immediately prior to such issuance and sale plus (z) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of additional shares of Common Stock so issued or sold (or issuable on conversion, exercise or exchange) would purchase at the Warrant Price in effect on the date of such issuance or sale. In case any portion of the consideration to be received by the Company shall be in a form other than cash, the fair market value (determined in accordance with the principles set forth in Section 7 to the extent applicable) of such non-cash consideration shall be utilized in the foregoing computation. Such adjustment shall be made successively whenever any such issuance or sale is made, and shall become effective immediately after such issuance or sale. If all the Common Stock deliverable upon exercise, conversion or exchange of securities convertible into Common Stock have not been issued when such securities are no longer outstanding, then the Warrant Price shall promptly be readjusted to the Warrant Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of Common Stock issued upon conversion, exercise or exchange of such securities.

(g) Whenever the Warrant Price shall be adjusted as provided in this Section 5, the Company shall promptly prepare a statement showing the facts requiring such adjustment and the Warrant Price and number of Warrant Shares that shall be in effect after such adjustment, setting forth in reasonable detail and certifying the calculation of such adjustment. The Company shall cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder at its, his or her address appearing on the Company’s records. The Company shall, as promptly as reasonably practicable after the written request at any time of the Holder (but in any event not later than 10 days thereafter), furnish or cause to be furnished to the Holder a certificate setting forth (i) the Warrant Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

(h) Adjustments made pursuant to this Section 5 shall be made on the date such dividend, subdivision, split-up, reverse stock split, combination, distribution, issuance, sale, consolidation, reorganization, recapitalization, reclassification or other transaction, as the case may be, is made, and shall become effective at the close of business on the day such event becomes effective.

Section 6.     Ownership.
      6.1     Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 6.
      6.2     Transfer and Replacement.
      (a) No Holder shall Transfer this Warrant other than (i) a Transfer to one or more of its Affiliates or (ii) if the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such Transfer is exempt from the registration requirements of the Securities Act. Notwithstanding the foregoing, no registration or opinion of counsel shall be required for, and a Transfer shall be permitted in the event of, a Transfer by a Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or a Transfer by a Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 6. Any attempt to Transfer this Warrant other than in accordance with this Section 6 shall be null and void and no right, title or interest in or to such Warrant shall be Transferred to the purported transferee, buyer, donee, assignee or encumbrance holder. The Company will not give, and will not permit the Company’s transfer agent to give, any effect to such attempted Transfer in its stock records.
      (b) Subject to Section 6.2(a), this Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, together with a properly executed Assignment (in the form of Exhibit C or Exhibit D hereto, as the case may be) and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be promptly made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company referred to in Section 9 hereof. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company shall promptly make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than documentary or stamp taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder. The Holder shall not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws.
Section 7.     Fractional Shares.
      Fractional shares shall not be issued upon the exercise of this Warrant but in any case where the Holder would, except for the provisions of this Section 7, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the Fair Market Value of such fractional share over the Warrant Price for such fractional share on the exercise date.
      (a) The Fair Market Value per share of Common Stock shall be determined as follows:

(i) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the exercise date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the effective date or the exercise date, as applicable (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii)).

(ii) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the effective date or the exercise date, as applicable, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under any plan, agreement or arrangement with employees of the Company); and, upon request of the Holder, the Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than 3 Business Days after such request, notify the Holder of the Fair Market Value per share of Common Stock and furnish the Holder with reasonable documentation of the Board’s determination of such Fair Market Value. Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the exercise date, then (A) the Board shall make, and shall provide or cause to be provided to the Holder notice of, a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Holder that it do so, and (B) payment in cash with respect to any fractional share as required by Section 7 hereof shall be delayed until such determination is made and notice thereof is provided to the Holder (it being understood that this shall not prevent the Holder, at its option, from exercising the Warrant prior to such determination).

Section 8.     Special Arrangements of the Company.
      The Company covenants and agrees that during the Term of this Warrant, unless otherwise approved by the Holder:
      8.1     Certain Actions. The Company shall not amend its charter to eliminate as an authorized class of capital stock that class denominated as “Common Stock” on the date hereof. The Company shall not by any action avoid or seek to avoid the observance or performance of any terms of this Warrant or impair or diminish its value, but shall at all times in good faith assist in the carrying out of all such terms of Warrant. Without limiting the generality of the foregoing, the Company shall obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.
      8.2     Shall Bind Successors. This Warrant and the rights evidenced hereby shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its permitted assigns to the extent permitted by Section 6.2.
      8.3     No Exercise Interference; Par Value. Other than in accordance with Section 6.2, the Company shall not close its books against the transfer of this Warrant or of any Warrant Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Warrant Shares acquirable upon exercise of this Warrant is at all times equal to or less than the Warrant Price then in effect.
      8.4     Notices of Certain Actions. The Company shall give written notice to the Holder in the event (A) the Company closes its books or takes a record (1) with respect to any dividend or distribution upon the Common Stock, or for the purpose of entitling or enabling any stockholder to receive any other right, or (2) with respect to any pro rata subscription offer to holders of Common Stock, or (B) of any recapitalization, reorganization, reclassification, consolidation, merger, dissolution, liquidation or sale of all or substantially all of the Company’s assets or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities, cash or assets with respect to or in exchange for Common Stock. Such notice shall be sent at least ten days prior to the record date or effective date for the event specified in such notice.

Section 9.     Notices.
      Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to, the Holder at such address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Company at its address for notices set forth on the signature page hereto or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.
Section 10.     No Rights as Stockholder; Limitation of Liability.
      This Warrant shall not entitle the Holder to any of the rights of a stockholder of the Company (including, without limitation, any preemption rights, voting rights or rights to dividends) except upon exercise in accordance with the terms hereof. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Warrant Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.
Section 11.     Governing Law.
      THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.
Section 12.     Warrant Register.
      The Company shall maintain at its principal executive offices books for the registration and the registration of transfer of Warrants. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.
Section 13.     Amendments.
      This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Holder and the Company. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be signed by their duly authorized officers this           day of                     , 2005.

DDi CORP.

Name:
Title:

[HOLDER]:

Name:
Title:

Address:

Attention:

Facsimile:

EXHIBIT A
FORM OF NOTICE OF EXERCISE
[To be signed only upon exercise of the Warrant]
TO BE EXECUTED BY THE REGISTERED HOLDER
TO EXERCISE THE ATTACHED WARRANT
      The undersigned hereby exercises the right to purchase shares of Common Stock which the undersigned is entitled to purchase by the terms of the attached Warrant according to the conditions thereof, and herewith makes payment of $                    therefor in cash.
      All shares to be issued pursuant hereto shall be issued in the name of, and the initial address of such person to be entered on the books of DDi CORP. shall be:

      The shares are to be issued in certificates of the following denominations:

[Type Name of Holder]

By:

Title:
Date:

EXHIBIT B
FORM OF NOTICE OF CASHLESS EXERCISE
[To be signed only upon exercise of the Warrant]
TO BE EXECUTED BY THE REGISTERED HOLDER
TO EXERCISE THE ATTACHED WARRANT
PURSUANT TO SECTION 2.1(b)
      The undersigned hereby irrevocably elects to exchange its Warrant for                     Warrant Shares pursuant to the cashless exercise provisions of the within Warrant, as provided for in Section 2.1(b) of such Warrant, and requests that a certificate or certificates for such Warrant Shares be issued in the name of and delivered to:

(Print Name, Address and Social Security
or Tax Identification Number)
and, if such number of Warrant Shares shall not be all the Warrant Shares which the undersigned is entitled to purchase in accordance with the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:	Name
                                                                                          (Print)
Address:

(Signature)

EXHIBIT C
FORM OF ASSIGNMENT
(ENTIRE)
[To be signed only upon transfer of entire Warrant]
TO BE EXECUTED BY THE REGISTERED HOLDER
TO TRANSFER THE ATTACHED WARRANT
      FOR VALUE RECEIVED,                     hereby sells, assigns and transfers unto                     all rights of the undersigned under and pursuant to the attached Warrant, and the undersigned does hereby irrevocably constitute and appoint                     Attorney to transfer said Warrant on the books of DDi CORP., with full power of substitution.

[Type Name of Holder]

By:

Title:
Date:

NOTICE:
      The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT D
FORM OF ASSIGNMENT
(PARTIAL)
[To be signed only upon partial transfer of Warrant]
TO BE EXECUTED BY THE REGISTERED HOLDER
TO TRANSFER THE ATTACHED WARRANT
      FOR VALUE RECEIVED,                     hereby sells, assigns and transfers unto                     (i) the rights of the undersigned to purchase                      shares of Common Stock under and pursuant to the attached Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the attached Warrant, it being understood that the undersigned shall retain, severally (and not jointly), with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint                     Attorney to transfer said Warrant on the books of DDi CORP., with full power of substitution.

[Type Name of Holder]

By:

Title:
Date:

NOTICE:
      The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

APPENDIX C
[FORM OF STANDBY WARRANTS]
COMMON STOCK PURCHASE WARRANT
      THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE SECURITIES ARE SOLD AND TRANSFERRED IN A TRANSACTION THAT IS EXEMPT FROM OR NOT SUBJECT TO REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE OFFERING OF THIS SECURITY AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REVIEWED OR APPROVED BY ANY STATE SECURITIES ADMINISTRATOR.
DDi CORP.

Date of Initial Issuance:
Number of Shares:
Initial Warrant Price:	$ per share[1]
Expiration Date:	July 31, 2006
      THIS CERTIFIES that, for value received,                     , or its registered assigns to the extent permitted hereunder (the “Holder”), is entitled to subscribe for and purchase from DDi CORP., a Delaware corporation (the “Company”), upon the terms and conditions set forth herein, at any time during the Term (as defined below) of this Warrant,                      shares of common stock, $0.001 par value per share, of the Company (“Common Stock”), at the Warrant Price (as defined below), payable as provided herein. As used herein, the term “this Warrant” shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.
      The number of shares of Common Stock issuable upon the exercise of the Warrant (the “Warrant Shares”) and the Warrant Price may be adjusted from time to time as hereinafter set forth.
Section 1.     Definitions.
      For all purposes of this Warrant, the following terms shall have the meanings indicated:

“Affiliate” of any specified Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. No Person shall be deemed an Affiliate of another Person solely by virtue of the fact that both Persons own shares of the Company’s capital stock.

“Business Day” shall mean any day other than Saturday, Sunday and any day on which banking institutions in the State of New York are authorized by Law or other governmental action to close.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

      1 The initial warrant price shall be equal to the Per Share Subscription Price (as defined in the Standby Securities Purchase Agreement).

“Person” means an individual, a corporation, partnership, limited liability company, association, trust or any other entity or organization, including a government, a political subdivision or an agency or instrumentality thereof.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Term of this Warrant” shall mean the period beginning on the date of initial issuance hereof and ending on July 31, 2006.

“Transfer” means the offer, sale, donation, assignment (as collateral or otherwise), mortgage, pledge, grant, hypothecation, encumbrance, gift, bequest or transfer or disposition of any security.

“Warrant Price” shall mean $ per share[2], subject to adjustment in accordance with Section 5 hereof.
      Section 2.     Exercise of Warrant.
      2.1     Procedure for Exercise of Warrant. To exercise this Warrant in whole or in part (but not as to any fractional share of Common Stock), the Holder shall deliver to the Company at its office referred to in Section 10 hereof at any time and from time to time during the Term of this Warrant: (i) the Notice of Exercise in the form of Exhibit A attached hereto, (ii) cash, a certified or official bank check payable to the order of the Company, or a wire transfer of funds to the Company’s account, in each case in the amount of the Warrant Price for each share being purchased and any amount required to be paid by the Holder on account of a transfer of a Warrant or Warrant Shares pursuant to Section 3 hereof, and (iii) this Warrant.
      In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or, subject to compliance with Section 6.2, such other name or names as may be designated by the Holder, shall be delivered to the Holder hereof within a reasonable time, not exceeding three Business Days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Holder shall have complied with the conditions for exercise of this Warrant set forth above, irrespective of the date of delivery of such certificate, except that, if the date of such compliance is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.
      2.2     Transfer Restriction Legend. Each certificate for Warrant Shares shall bear the following legend (and any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND/ OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE OFFERED OR SOLD OR TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND REGISTRATION AND/ OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, (B) IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION AND/ OR QUALIFICATION UNDER APPLICA-

      2 The initial warrant price shall be equal to the Per Share Subscription Price (as defined in the Standby Securities Purchase Agreement).

BLE STATE SECURITIES LAWS PROVIDED THAT AT THE ISSUER’S REQUEST, THE TRANSFEROR THEREOF SHALL HAVE DELIVERED TO THE ISSUER AN OPINION OF COUNSEL (WHICH OPINION SHALL BE IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE ISSUER FROM COUNSEL REASONABLY SATISFACTORY TO THE ISSUER) TO THE EFFECT THAT SUCH SECURITIES MAY BE SOLD OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION, OR (C) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT.”
      Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless, in the opinion of counsel for the Holder thereof (which counsel shall be satisfactory to the Company) the securities represented thereby are not, at such time, required by law to bear such legend. The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the Holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act or as they have been sold pursuant to a registration statement declared effective by the Securities and Exchange Commission or pursuant to Rule 144 under the Securities Act. At the request of the Company, the Company shall have the right to receive an opinion of counsel for the Holder, reasonably satisfactory to the Company, to the effect that the transfer of the Warrant Shares is exempt from the registration requirements of the Securities Act, prior to the removal of the legend if the request for removal is being made pursuant to Rule 144 or Rule 144(k) under the Securities Act.
      Section 3.     Covenants as to Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock (or out of shares of Common Stock held in its treasury) solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens, preemptive rights and charges with respect to the issue thereof. The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares may be so issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange or quotation system upon which shares of Common Stock or other securities constituting Warrant Shares may be listed or quoted (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company further covenants and agrees that it shall pay when due and payable any and all federal and state documentary or stamp taxes (other than federal or state income taxes) which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant, except that, if Warrant Shares or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivery of the Notice of Exercise.
      Section 4.     Adjustment of Number of Shares. Upon each adjustment of the Warrant Price as provided in Section 5(a), Section 5(b), Section 5(c) or Section 5(f), the number of Warrant Shares shall be changed to the number determined by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.
      Section 5.     Adjustment. The Warrant Price and terms of the Warrant shall be subject to adjustment from time to time as follows:

(a) If, at any time during the Term of this Warrant, the Company shall make or issue, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Warrant Price then in effect immediately before such event shall be decreased as of the time of such issuance by multiplying the Warrant Price then in effect by a fraction:

(1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance, and

(2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

(b) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is increased by a subdivision or split-up of shares of Common Stock, then, immediately after the date fixed for the determination of holders of Common Stock entitled to receive shares in such subdivision or split-up, the Warrant Price in effect immediately before the subdivision or split-up shall be appropriately decreased so that the number of shares of Common Stock issuable upon the exercise hereof shall be increased in proportion to such increase in outstanding shares.

(c) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock or reverse stock split, then, immediately after the effective date for such combination, the Warrant Price in effect immediately prior to such combination or reverse stock split shall be appropriately increased so that the number of shares of Common Stock issuable upon the exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

(d) If, at any time during the Term of this Warrant, the Company shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than dividends or distributions for which an adjustment is made pursuant to other provisions of this Section 5 or regular cash dividends paid out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Holder shall receive upon the exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company, cash or other property which the Holder would have been entitled to receive had this Warrant been exercised on the effective date fixed for the determination of holders of Common Stock entitled to receive a dividend or distribution in such event and had the Holder thereafter, during the period from such date to and including the exercise date, retained any such securities receivable during such period, giving application to all adjustments called for during such period under this Section 5 with respect to the rights of the Holder.

(e) In the case of any proposed consolidation or merger of the Company with another entity, or the proposed sale of all or substantially all of its assets to another person or entity, or any proposed consolidation, reorganization, recapitalization, or reclassification of the capital stock of the Company or other transaction, then, as a condition of such consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction, the Company shall give 30 days’ prior written notice thereof to the Holder hereof and lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein, in lieu of the Warrant Shares immediately theretofore purchasable hereunder, such shares of stock, securities, cash or assets as may (by virtue of such consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction) be issued or payable with respect to or in exchange for the number of Warrant Shares purchasable hereunder immediately before such consolidation, merger, sale, reorganization, recapitalization, reclassification or other transaction. In any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof shall thereafter be applicable as nearly as may be practicable, in relation to any shares of stock, securities, cash or assets thereafter deliverable upon the exercise of this Warrant. Notwithstanding the foregoing sentences, if (x) there shall occur any consolidation, merger, sale, consolidation, reorganization, recapitalization or other transaction in which the Common Stock is converted into or exchanged for anything other than solely equity securities, and (y) the common stock of the acquiring or surviving company (which shall be understood to mean the ultimate parent of such company, if such company is not publicly traded and its ultimate parent is publicly traded) is publicly traded, then, as part of such consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction, (i) the Holder shall have the right thereafter to receive upon the exercise hereof such number of shares of common stock of the acquiring or surviving company as is determined by multiplying (A) the number of shares of Common Stock subject to this Warrant immediately prior to such consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction by (B) a fraction, the numerator of which is the Fair Market Value (as defined below) per share of Common Stock as of the effective date of such consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction, as determined pursuant to Section 7, and the denominator of which is the fair market value per share of common stock of the acquiring or surviving company as of the effective date of such transaction, as determined in good faith by the Board of Directors of the Company (using the principles set forth in Section 7 to the extent applicable), and (ii) the exercise price per share of common stock of the acquiring or surviving company shall be the Warrant Price divided by the fraction referred to in clause (B) above. The Company shall not effect any such consolidation, merger, sale, reorganization, recapitalization, reclassification or other transaction unless, prior to the consummation thereof, the successor entity (if other than the Company) resulting from such consolidation, merger, sale, reorganization, recapitalization, reclassification or other transaction (including a purchaser of all or substantially all the Company’s assets) assumes by written instrument the obligation to deliver to each Holder of Warrants such shares of stock, securities, cash or assets as, in accordance with the foregoing provisions, such Holder may be entitled to acquire upon exercise of Warrants.

(f) If at any time the Company shall issue or sell any Common Stock (other than Common Stock issued (a) pursuant to the Company’s existing or future stock option plans or pursuant to any other existing or future Common Stock related director or employee compensation plan of the Company approved by the board of directors of the Company (the “Board of Directors”), (b) as consideration for the acquisition of a business or of assets, (c) to the Company’s joint venture partners in exchange for interests in the relevant joint venture, (d) upon conversion of any shares of any series of preferred stock or as the payment of a dividend with respect to any series of preferred stock outstanding on the date hereof or the issuance of which caused an adjustment under the other provisions of this Section 5 or (e) upon the exercise or conversion of any security the issuance of which caused an adjustment under the other provisions of this Section 5 for a consideration per share less than the Warrant Price then in effect, or shall issue any options, rights, warrants or other securities convertible into or exercisable or exchangeable for Common Stock (other than such securities paid as dividends on any class of preferred stock outstanding on the date hereof or the issuance of which caused an adjustment under the other provisions of this Section 5) having a conversion, exercise or exchange price, together with the issue price of such securities, per share of Common Stock less than the Warrant Price then in effect, the Warrant Price to be in effect after such issuance or sale shall be determined by multiplying the Warrant Price in effect immediately prior to such issuance or sale by a fraction, (i) the denominator of which shall be the sum of (w) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (x) the number of additional shares of Common Stock to be issued or sold (or, in the case of any options, rights, warrants or other convertible, exercisable or exchangeable securities, issued on conversion, exercise or exchange), and (ii) the numerator of which shall be the sum of (y) the number of shares of Common Stock outstanding immediately prior to such issuance and sale plus (z) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of additional shares of Common Stock so issued or sold (or issuable on conversion, exercise or exchange) would purchase at the Warrant Price in effect on the date of such issuance or sale. In case any portion of the consideration to be received by the Company shall be in a form other than cash, the fair market value (determined in accordance with the principles set forth in Section 7 to the extent applicable) of such non-cash consideration shall be utilized in the foregoing computation. Such adjustment shall be made successively whenever any such issuance or sale is made, and shall become effective immediately after such issuance or sale. If all the Common Stock deliverable upon exercise, conversion or exchange of securities convertible into Common Stock have not been issued when such securities are no longer outstanding, then the Warrant Price shall promptly be readjusted to the Warrant Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of Common Stock issued upon conversion, exercise or exchange of such securities.

(g) Whenever the Warrant Price shall be adjusted as provided in this Section 5, the Company shall promptly prepare a statement showing the facts requiring such adjustment and the Warrant Price and number of Warrant Shares that shall be in effect after such adjustment, setting forth in reasonable detail and certifying the calculation of such adjustment. The Company shall cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder at its, his or her address appearing on the Company’s records. The Company shall, as promptly as reasonably practicable after the written request at any time of the Holder (but in any event not later than 10 days thereafter), furnish or cause to be furnished to the Holder a certificate setting forth (i) the Warrant Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

(h) Adjustments made pursuant to this Section 5 shall be made on the date such dividend, subdivision, split-up, reverse stock split, combination, distribution, issuance, sale, consolidation, reorganization, recapitalization, reclassification or other transaction, as the case may be, is made, and shall become effective at the close of business on the day such event becomes effective.

      Section 6.     Ownership.
      6.1     Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 6.
      6.2     Transfer and Replacement.
      (a) No Holder shall Transfer this Warrant other than (i) a Transfer to one or more of its Affiliates or (ii) if the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such Transfer is exempt from the registration requirements of the Securities Act. Notwithstanding the foregoing, no registration or opinion of counsel shall be required for, and a Transfer shall be permitted in the event of, a Transfer by a Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or a Transfer by a Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 6. Any attempt to Transfer this Warrant other than in accordance with this Section 6 shall be null and void and no right, title or interest in or to such Warrant shall be Transferred to the purported transferee, buyer, donee, assignee or encumbrance holder. The Company will not give, and will not permit the Company’s transfer agent to give, any effect to such attempted Transfer in its stock records.
      (b) Subject to Section 6.2(a), this Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, together with a properly executed Assignment (in the form of Exhibit B or Exhibit C hereto, as the case may be) and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be promptly made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company referred to in Section 9 hereof. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company shall promptly make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than documentary or stamp taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder. The Holder shall not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws.
      Section 7.     Fractional Shares. Fractional shares shall not be issued upon the exercise of this Warrant but in any case where the Holder would, except for the provisions of this Section 7, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the Fair Market Value of such fractional share over the Warrant Price for such fractional share on the exercise date.

(a) The Fair Market Value per share of Common Stock shall be determined as follows:

(i) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the exercise date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the effective date or the exercise date, as applicable (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii)).

(ii) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the effective date or the exercise date, as applicable, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under any plan, agreement or arrangement with employees of the Company); and, upon request of the Holder, the Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than 3 Business Days after such request, notify the Holder of the Fair Market Value per share of Common Stock and furnish the Holder with reasonable documentation of the Board’s determination of such Fair Market Value. Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the exercise date, then (A) the Board shall make, and shall provide or cause to be provided to the Holder notice of, a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Holder that it do so, and (B) payment in cash with respect to any fractional share as required by Section 7 hereof shall be delayed until such determination is made and notice thereof is provided to the Holder (it being understood that this shall not prevent the Holder, at its option, from exercising the Warrant prior to such determination).
      Section 8.     Special Arrangements of the Company. The Company covenants and agrees that during the Term of this Warrant, unless otherwise approved by the Holder:

8.1 Certain Actions. The Company shall not amend its charter to eliminate as an authorized class of capital stock that class denominated as “Common Stock” on the date hereof. The Company shall not by any action avoid or seek to avoid the observance or performance of any terms of this Warrant or impair or diminish its value, but shall at all times in good faith assist in the carrying out of all such terms of Warrant. Without limiting the generality of the foregoing, the Company shall obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

8.2 Shall Bind Successors. This Warrant and the rights evidenced hereby shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its permitted assigns to the extent permitted by Section 6.2.

8.3 No Exercise Interference; Par Value. Other than in accordance with Section 6.2, the Company shall not close its books against the transfer of this Warrant or of any Warrant Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Warrant Shares acquirable upon exercise of this Warrant is at all times equal to or less than the Warrant Price then in effect.

8.4 Notices of Certain Actions. The Company shall give written notice to the Holder in the event (A) the Company closes its books or takes a record (1) with respect to any dividend or distribution upon the Common Stock, or for the purpose of entitling or enabling any stockholder to receive any other right, or (2) with respect to any pro rata subscription offer to holders of Common Stock, or (B) of any recapitalization, reorganization, reclassification, consolidation, merger, dissolution, liquidation or sale of all or substantially all of the Company’s assets or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities, cash or assets with respect to or in exchange for Common Stock. Such notice shall be sent at least ten days prior to the record date or effective date for the event specified in such notice.

      Section 9. Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to, the Holder at such address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Company at its address for notices set forth on the signature page hereto or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.
      Section 10. No Rights as Stockholder; Limitation of Liability. This Warrant shall not entitle the Holder to any of the rights of a stockholder of the Company (including, without limitation, any preemption rights, voting rights or rights to dividends) except upon exercise in accordance with the terms hereof. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Warrant Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.
      Section 11. Governing Law. THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

      Section 12. Warrant Register. The Company shall maintain at its principal executive offices books for the registration and the registration of transfer of Warrants. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.
      Section 13. Amendments. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Holder and the Company. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be signed by their duly authorized officers this            day of                     , 2005.

DDi CORP.

Name:
Title:

[HOLDER]:

Name:
Title:

Address:

Attention:
Facsimile:

EXHIBIT A
FORM OF NOTICE OF EXERCISE
[To be signed only upon exercise of the Warrant]
TO BE EXECUTED BY THE REGISTERED HOLDER
TO EXERCISE THE ATTACHED WARRANT
      The undersigned hereby exercises the right to purchase shares of Common Stock which the undersigned is entitled to purchase by the terms of the attached Warrant according to the conditions thereof, and herewith makes payment of $                     therefor in cash.
All shares to be issued pursuant hereto shall be issued in the name of, and the initial address of such person to be entered on the books of DDi CORP. shall be:

The shares are to be issued in certificates of the following denominations:

[Type Name of Holder]

By:

Title:

Date:

EXHIBIT B
FORM OF ASSIGNMENT
(ENTIRE)
[To be signed only upon transfer of entire Warrant]
TO BE EXECUTED BY THE REGISTERED HOLDER
TO TRANSFER THE ATTACHED WARRANT
      FOR VALUE RECEIVED,                                         hereby sells, assigns and transfers unto                                         all rights of the undersigned under and pursuant to the attached Warrant, and the undersigned does hereby irrevocably constitute and appoint                                Attorney to transfer said Warrant on the books of DDi CORP., with full power of substitution.

[Type Name of Holder]

By:

Title:

Date:
NOTICE:
      The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C
FORM OF ASSIGNMENT
(PARTIAL)
[To be signed only upon partial transfer of Warrant]
TO BE EXECUTED BY THE REGISTERED HOLDER
TO TRANSFER THE ATTACHED WARRANT
      FOR VALUE RECEIVED,                                         hereby sells, assigns and transfers unto                                         (i) the rights of the undersigned to purchase                           shares of Common Stock under and pursuant to the attached Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the attached Warrant, it being understood that the undersigned shall retain, severally (and not jointly), with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint                                   Attorney to transfer said Warrant on the books of DDi CORP., with full power of substitution.

[Type Name of Holder]

By:

Title:

Date:
NOTICE:
      The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

Appendix D
[FORM OF]
REGISTRATION RIGHTS AGREEMENT
by and among
DDi CORP.
AND
THE HOLDERS SIGNATORY HERETO
Dated as of                     , 2005

APPENDIX D
REGISTRATION RIGHTS AGREEMENT
      REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of                     , 2005, among those holders of Common Stock signatory hereto (the “Holders”) and DDi CORP., a Delaware corporation (the “Company”).
      WHEREAS:
      A. Pursuant to that certain Standby Securities Purchase Agreement, dated as of                     , 2005 (the “Purchase Agreement”), between the Company and the purchasers signatory thereto, upon the satisfaction of certain conditions, the Company will issue Rights Offering Common Stock and Standby Commitment Fee Warrants (as defined below) to the Holders.
      B. Pursuant to the Standby Commitment Fee Warrants, the Company has agreed to issue to the Holders upon the exercise thereof, shares of the Company’s Common Stock.
      C. In order to induce the Holders to enter into the Purchase Agreement, the Company has agreed to grant to the Holders as set forth herein certain registration rights under the Securities Act (as defined below) and applicable state securities laws with respect to the Rights Offering Common Stock and the Warrant Common Stock (as defined below).
      NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

1.	Definitions.
      In addition to the terms defined elsewhere herein and the terms set forth in the Purchase Agreement that are not otherwise defined herein, which shall have the same meanings herein as in the Purchase Agreement, the following terms shall have the following meanings when used herein with initial capital letters:

“Advice” has the meaning set forth in Section 3(b).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or is under common control with such Person. For the purposes of this definition, “control”, when used with respect to any Person, means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated”, “controlling” and “controlled” have meanings correlative to the foregoing.

“Black Scholes Warrant Value” shall mean the value of a warrant as determined by the Board of Directors as of the date of determination using the Black-Scholes valuation formula (based upon the advice of an independent investment bank of national standing selected by the Board of Directors), which value shall be determined by customary nationally recognized investment banking practices using such formula. For purposes of calculating such amount, (1) the term of the warrants will be the time from the date of determination to the expiration date of such warrants, (2) the assumed volatility will be 35%, (3) the assumed risk-free rate will equal the yield on three month U.S. Treasury securities, and (4) the price for each share of Common Stock will be (x) the average closing price of a share of Common Stock for the twenty consecutive trading days immediately preceding, but not including, the date of determination as reported on the principal national securities exchange on which the shares of Common Stock are listed or admitted for trading or (y) if not listed or admitted for trading on any national securities exchange, the average of the closing bid and asked prices during such twenty trading day period in the over-the-counter market as reported by the Nasdaq National Market or any comparable system or (z) in all other cases, as determined in good faith by the Board of Directors of the Company, based on the advice of an independent investment bank of national standing selected by the Board of Directors.

“Business Day” means a day other than a Saturday, Sunday or other day on which banking institutions in New York, New York are permitted or required by any applicable law to close.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means all of the common stock, par value $0.001 per share, of the Company.

“Company” has the meaning set forth in the Preamble and also includes the Company’s successors.

“Delay Notice” has the meaning set forth in Section 2(e).

“Delay Period” has the meaning set forth in Section 2(e).

“Effectiveness Period” has the meaning set forth in Section 2(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” or “Holders” has the meaning set forth in the Preamble or each Person to whom a Holder Transfers Registrable Securities or Registrable Liquidated Damages Warrant Securities in accordance with Article V of the Purchase Agreement. The Holder of a Warrant shall be deemed to be the Holder of Warrant Common Stock issuable with respect thereto.

“Liquidated Damages Warrant” means any warrants issued as liquidated damages pursuant to the provisions of this Agreement.

“NASD” means the National Association of Securities Dealers, Inc.

“Person” means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity or any department, agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in a Resale Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities or Registrable Liquidated Damages Warrant Securities covered by a Resale Registration Statement or a Warrant Resale Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and, in each case, including all documents incorporated by reference therein.

“Registrable Securities” means (i) the shares of Rights Offering Common Stock, (ii) the shares of Warrant Common Stock, (iii) to the extent shares of Common Stock acquired by the Holders in the Rights Offering are not freely tradeable, any shares of Common Stock acquired by the Holders in the Rights Offering and (iv) other shares of Common Stock owned by the Holders as of the date of this Agreement, including any shares of Common Stock or other securities that may be received by the Holders (x) as a result of a stock dividend, stock split or other distribution of Common Stock in relation to the Rights Offering Common Stock or the Warrant Common Stock or (y) on account of Rights Offering Common Stock or Warrant Common Stock in a recapitalization, reorganization, consolidation, merger, share exchange or other transaction involving the Company, in each case upon the respective original issuance thereof, and at all times subsequent thereto; provided, however, that the foregoing shall cease to be “Registrable Securities” to the extent that (i) such securities have been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering them or (ii) such securities are then saleable by the holder thereof pursuant to Rule 144(k).

“Registration Statement” means a Resale Registration Statement or a Warrant Resale Registration Statement.

“Resale Registration” shall mean a registration effected pursuant to Section 2(a).

“Resale Registration Statement” shall mean a “resale” registration statement of the Company pursuant to the provisions of Section 2(a) which covers the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act, on Form S-3 (or if such form is not available, any other appropriate available form) under the Securities Act, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

“Rights Offering Common Stock” means the Company’s Common Stock issued to the Holders pursuant to the Purchase Agreement.

“Rule 144” shall mean Rule 144 promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Standby Commitment Fee Warrant” means one of the Common Stock Purchase Warrants, dated as of , 2005, issued pursuant to the terms of the Purchase Agreement, entitling the Holder thereof to purchase Warrant Common Stock under the terms and subject to the conditions set forth therein.

“Transfer” means and includes the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security or any transfer upon any merger or, consolidation) (and correlative words shall have correlative meanings); provided, however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a Transfer.

“Warrants” means the Standby Commitment Fee Warrants and the Liquidated Damages Warrants, collectively.

“Warrant Common Stock” means the Company’s Common Stock issued or issuable to the Holders upon the exercise of any of the Warrants.

“Warrant Resale Registration Statement” shall mean a “resale” registration statement of the Company that is filed pursuant to the provisions of Section 2(c) which covers the resale of all of the Warrant Common Stock issuable upon the exercise of the Liquidated Damages Warrants for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act, on Form S-3 (or if such form is not available, any other appropriate available form) under the Securities Act, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

2.	Resale Registration.

(a) Registration Requirement.
      Subject to the last sentence of this paragraph, the Company shall prepare promptly and file with the Commission a Resale Registration Statement meeting the requirements of the Securities Act within five (5) Business Days following the Closing under the Purchase Agreement, and will use its best efforts to cause the Resale Registration Statement to be declared effective by the Commission as soon as practicable thereafter and in any event not later than sixty (60) days after such filing. The Company’s obligations to file a Resale Registration Statement and to have it declared effective within the time periods set forth in the first sentence of this Section 2(a) shall be subject to the Company’s right to deliver to the Holders a Delay Notice pursuant to Section 2(e) hereof.
      If a Resale Registration Statement is not filed with the Commission within five (5) Business Days following the Closing under the Purchase Agreement (subject to any bona fide Delay Period), the Company will pay to each Holder, as liquidated damages and not as a penalty, an amount equal to 1.0% of the aggregate purchase price for the Unsubscribed Shares paid by such Holder pursuant to Section 1.3 of the Purchase Agreement for each month or part thereof that such Resale Registration Statement has not been filed, payable in monthly installments. If the Resale Registration Statement is not declared effective by the Commission within 60 days after it is filed with the Commission (subject to any bona fide Delay Period), the Company will pay to each Holder, as liquidated damages and not as a penalty, an amount equal to 1.0% of the aggregate purchase price for the Unsubscribed Shares paid by such Holder pursuant to Section 1.3 of the Purchase Agreement for each month or part thereof that such Resale Registration Statement has not been declared effective, payable in monthly installments. The payment of liquidated damages pursuant to this paragraph shall be made by the Company, at its option, either in cash or in Liquidated Damages Warrants having a value (such value to be determined as set forth below) equal to such liquidated damages. Such Liquidated Damages Warrants shall contain the same terms as the Standby Commitment Fee Warrants except that they shall have an exercise period of one year from the date of actual issuance, and they shall have an exercise price (x) with respect to the first installment of Liquidated Damages Warrants, equal to the Average Share Price (as defined in the Purchase Agreement) on the date on which the Company first becomes obligated to pay the liquidated damages and (y) with respect to any subsequent installment of Liquidated Damages Warrants, on the first Business Day of the month period for which such installment is issuable. The value of such Liquidated Damages Warrants shall be equal to their Black Scholes Warrant Value. Liquidated damages shall be deemed to commence accruing on the day on which the event triggering such liquidated damages occurs. The liquidated damages to be paid to the Holders pursuant to this Section 2(a) shall cease to accrue (i) with respect to the liquidated damages for failure to have the Resale Registration Statement filed with the Commission on or prior to the fifth Business Day following the Closing, on the day that the Resale Registration Statement has been filed with the Commission or (ii) with respect to the liquidated damages for failure to have the Resale Registration Statement declared effective on or prior to the sixtieth (60th) day after it is filed with the Commission, on the day that the Resale Registration Statement has been declared effective by the Commission. The parties hereto agree that the liquidated damages provided for in this Section 2(a) constitute a reasonable estimate of the damages that will be suffered by the Holders by reason of the failure of the Resale Registration Statement to be filed and/or to be declared effective, as the case may be, in accordance with this Agreement.

(b) Effectiveness Requirement.
      The Company agrees to use its best efforts to keep the Resale Registration Statement continuously effective and the Prospectus usable for resales for a period commencing on the date that such Resale Registration Statement is initially declared effective by the Commission and terminating on the date when all of the Registrable Securities covered by such Resale Registration Statement have been sold pursuant to such Resale Registration Statement or have ceased to be Registrable Securities (the “Effectiveness Period”); provided, however, the Company is permitted to suspend sales of the Registrable Securities during any Delay Period.
      After the Resale Registration Statement has been declared effective by the Commission, if at any time the Resale Registration Statement or the Prospectus thereunder cannot be used for the resale of the Registrable Securities for any reason (including without limitation by reason of a stop order or the Company’s failure to update the Resale Registration Statement but subject to any bona fide Delay Period), then, subject to subsection (e) below, the Company will pay to each Holder, as liquidated damages and not as a penalty, an amount equal to 1.0% of the aggregate purchase price for the Unsubscribed Shares paid by such Holder pursuant to Section 1.3 of the Purchase Agreement for each month or part thereof that such Resale Registration Statement cannot be used for the resale of the Registrable Securities, payable in monthly installments. The payment of liquidated damages pursuant to this paragraph shall be made by the Company, at its option, either in cash or in Liquidated Damages Warrants having a value (such value to be determined as set forth below) equal to such liquidated damages. Such Liquidated Damages Warrants shall contain the same terms as the Standby Commitment Fee Warrants except that they shall have an exercise period of one year from the date of actual issuance, and they shall have an exercise price (x) with respect to the first installment of Liquidated Damages

Warrants, equal to the Average Share Price (as defined in the Purchase Agreement) on the date on which the Company first becomes obligated to pay the liquidated damages and (y) with respect to any subsequent installment of Liquidated Damages Warrants, on the first Business Day of the month period for which such installment is issuable. The value of such Liquidated Damages Warrants shall be equal to their Black Scholes Warrant Value. Liquidated damages shall be deemed to commence accruing on the day on which the event triggering such liquidated damages occurs. The liquidated damages to be paid to the Holders pursuant to this Section 2(b) shall cease to accrue on the day the Holders have received notice from the Company regarding the reinstatement of effectiveness of the Resale Registration Statement. The parties hereto agree that the liquidated damages provided for in this Section 2(b) constitute a reasonable estimate of the damages that will be suffered by the Holders by reason of the failure of the Resale Registration Statement to remain effective in accordance with this Agreement.

(c) Warrant Resale Registration Statement.
      Subject to the last sentence of this paragraph, if the Company is not able to register the resale of the Warrant Common Stock issuable upon exercise of the Liquidated Damages Warrants (the “Registrable Liquidated Damages Warrant Securities”) pursuant to the Resale Registration Statement, the Company shall prepare promptly and file with the Commission a Warrant Resale Registration Statement meeting the requirements of the Securities Act within ten (10) Business Days following the issuance of any such Liquidated Damages Warrants, and will use its best efforts to cause the Warrant Resale Registration Statement to be declared effective by the Commission as soon as practicable thereafter and in any event not later than sixty (60) days after such filing. The Company’s obligations to file a Warrant Resale Registration Statement and to have it declared effective within the time periods set forth in the first sentence of this Section 2(c) shall be subject to the Company’s right to deliver to the Holders a Delay Notice pursuant to Section 2(e) hereof.
      If a Warrant Resale Registration Statement is not filed with the Commission within ten (10) Business Days following the issuance of any such Liquidated Damages Warrants (subject to any bona fide Delay Period), the Company will pay to each Holder, as liquidated damages and not as a penalty, an amount equal to 1.0% of the liquidated damages relating to such Liquidated Damages Warrants for each month or part thereof that such Warrant Resale Registration Statement has not been filed, payable in monthly installments. If the Warrant Resale Registration Statement is not declared effective by the Commission within 60 days after it is filed with the Commission (subject to any bona fide Delay Period), the Company will pay to each Holder, as liquidated damages and not as a penalty, an amount equal to 1.0% of the liquidated damages relating to such Liquidated Damages Warrants for each month or part thereof that such Warrant Resale Registration Statement has not been declared effective, payable in monthly installments. The payment of liquidated damages pursuant to this paragraph shall be made by the Company, at its option, either in cash or in Liquidated Damages Warrants having a value (such value to be determined as set forth below) equal to such liquidated damages. Such Liquidated Damages Warrants shall contain the same terms as the Standby Commitment Fee Warrants except that they shall have an exercise period of one year from the date of actual issuance, and they shall have an exercise price (x) with respect to the first installment of Liquidated Damages Warrants, equal to the Average Share Price (as defined in the Purchase Agreement) on the date on which the Company first becomes obligated to pay the liquidated damages and (y) with respect to any subsequent installment of Liquidated Damages Warrants, on the first Business Day of the month period for which such installment is issuable. The value of such Liquidated Damages Warrants shall be equal to their Black Scholes Warrant Value. Liquidated damages shall be deemed to commence accruing on the day on which the event triggering such liquidated damages occurs. The liquidated damages to be paid to the Holders pursuant to this Section 2(c) shall cease to accrue (i) with respect to the liquidated damages for failure to have the Warrant Resale Registration Statement filed with the Commission on or prior to the tenth Business Day following the Closing, on the day that the Warrant Resale Registration Statement has been filed with the Commission or (ii) with respect to the liquidated damages for failure to have the Warrant Resale Registration Statement declared effective on or prior to the sixtieth (60th) day after it is filed with the Commission, on the day that the Warrant Resale Registration Statement has been declared effective by the Commission. The parties hereto agree that the liquidated damages provided for in this Section 2(c) constitute a reasonable estimate of the damages that will be suffered by the Holders by reason of the failure of the Warrant Resale Registration Statement to be filed and/or to be declared effective, as the case may be, in accordance with this Agreement.

(d) Warrant Resale Registration Statement Effectiveness Requirement.
      The Company agrees to use its best efforts to keep the Warrant Resale Registration Statement continuously effective and the Prospectus usable for resales for a period commencing on the date that such Warrant Resale Registration Statement is initially declared effective by the Commission and terminating on the date when all of the Registrable Liquidated Damages Warrant Securities covered by such Warrant Resale Registration Statement have been sold pursuant to such Warrant Resale Registration Statement or have ceased to be Registrable Liquidated Damages Warrant Securities; provided, however, the Company is permitted to suspend sales of the Registrable Liquidated Damages Warrant Securities during any Delay Period.
      After the Warrant Resale Registration Statement has been declared effective by the Commission, if at any time the Warrant Resale Registration Statement or the Prospectus thereunder cannot be used for the resale of the Registrable Liquidated Damages Warrant Securities for any reason (including without limitation by reason of a stop order or the Company’s failure to update the Warrant Resale Registration Statement but subject to any bona fide Delay Period), then, subject to subsection (e) below, the Company will pay to each Holder, as liquidated damages and not as a penalty, an amount equal to 1.0% of the liquidated damages relating to the related Liquidated Damages Warrants for each month or part thereof that such Warrant Resale Registration Statement cannot be used for the resale of the Registrable Liquidated Damages Warrant Securities, payable in monthly installments. The payment of liquidated damages pursuant to this paragraph shall be made by the Company, at its option, either in cash or in Liquidated Damages Warrants having a value (such value to be determined as set forth below) equal to such liquidated damages. Such Liquidated Damages Warrants shall contain the same terms as the Standby Commitment Fee Warrants except that they shall have an exercise period of one year from the date of actual issuance, and they shall have an exercise price (x) with respect to the first installment of Liquidated Damages Warrants, equal to the Average Share Price (as defined in the Purchase Agreement) on the date on which the Company first becomes obligated to pay the liquidated damages and (y) with respect to any subsequent installment of Liquidated Damages Warrants, on the first Business Day of the month period for which such installment is issuable. The value of such Liquidated Damages Warrants shall be equal to their Black Scholes Warrant Value. Liquidated damages shall be deemed to commence accruing on the day on which the event triggering such liquidated damages occurs. The liquidated damages to be paid to the Holders pursuant to this Section 2(d) shall cease to accrue on the day the Holders have received notice from the Company regarding the reinstatement of effectiveness of the Warrant Resale Registration Statement. The parties hereto agree that the liquidated damages provided for in this Section 2(d) constitute a reasonable estimate of the damages that will be suffered by the Holders by reason of the failure of the Warrant Resale Registration Statement to remain effective in accordance with this Agreement.

(e) Delay Period.
      The term “Delay Period” means, with respect to any obligation to file any Resale Registration Statement or any Warrant Resale Registration Statement or to keep any Resale Registration Statement, Warrant Resale Registration Statement or Prospectus usable for resales pursuant to this Section 2, the shortest period of time determined in good faith by the Company’s Board of Directors to be necessary when there exist circumstances relating to a material pending development, including, but not limited to, a pending or contemplated material acquisition or merger or other material transaction or event, which would require additional disclosure by the Company in such Resale Registration Statement, Warrant Resale Registration Statement or Prospectus of previously non-public material information which the Company determines in good faith upon the advice of counsel that it has a bona fide business purpose for keeping confidential and non-public and the non-disclosure of which in such Resale Registration Statement, Warrant Resale Registration Statement or Prospectus might cause such Resale Registration Statement, Warrant Resale Registration Statement or Prospectus to fail to comply with applicable disclosure requirements or if the Company becomes ineligible to use the registration form on which the Resale Registration Statement or Warrant Resale Registration Statement is filed and declared effective (such circumstances, “Delay Circumstances”). A Delay Period shall commence on and include the date that the Company gives written notice (a “Delay Notice”) to the Holders that the Prospectus is no longer usable as a result of such Delay Circumstances and shall end on the date when the Holders are advised in writing by the Company that the current Delay Period has terminated (it being understood that the Company shall give such notice to all Holders promptly upon making the determination that the Delay Period has ended). If as a result of the circumstances giving rise to the Delay Period the Prospectus included in the Resale Registration Statement or the Warrant Resale Registration Statement has been amended to comply with the requirements of the Securities Act, the Company shall enclose such revised Prospectus with the notice to the Holders advising them that the Delay Period has terminated. Notwithstanding anything herein to the contrary the Company is only entitled to three (3) Delay Periods having durations of not more than thirty (30) days each during any consecutive 12 month period, and not to exceed more than ninety (90) days in the aggregate in any consecutive 12 month period. A Delay Period may not commence if a prior Delay Period has terminated within the previous 30 days or if three Delay Periods have occurred during the consecutive 12 month period ending on the date that the Company gives notice that a Delay Period has commenced. The Company covenants and agrees that it will not deliver a Delay Notice with respect to a Delay Period unless the Company’s employees, officers and directors and their affiliates are also prohibited by the Company for the duration of the Delay Period from effecting any public sales of shares of Common Stock beneficially owned by them.
      If at any time the Company breaches the terms of this Section 2(e) with respect to the number of Delay Periods in any 12 month period or if the duration of any Delay Period exceeds 30 days, then, the Company will pay to each Holder, as liquidated damages and not as a penalty, an amount equal to 1.0% of the aggregate purchase price for the Unsubscribed Shares paid by such Holder pursuant to Section 1.3 of the Purchase Agreement for each month or part thereof that the Company is in violation of this Section 2(e), payable in monthly installments. The payment of liquidated damages pursuant to this paragraph shall be made by the Company, at its option, either in cash or in Liquidated Damages Warrants having a value (such value to be determined as set forth below) equal to such liquidated damages. Such Liquidated Damages Warrants shall contain the same terms as the Standby Commitment Fee Warrants except that they shall have an exercise period of one year from the date of actual issuance, and they shall have an exercise price (x) with respect to the first installment of Liquidated Damages Warrants, equal to the Average Share Price (as defined in the Purchase Agreement) on the date on which the Company first becomes obligated to pay the liquidated damages and (y) with respect to any subsequent installment of Liquidated Damages Warrants, on the first Business Day of the month period for which such installment is issuable. The value of such Liquidated Damages Warrants shall be equal to their Black Scholes Warrant Value. Liquidated damages shall be deemed to commence accruing on the day on which the event triggering such liquidated damages occurs. The liquidated damages to be paid to the Holders pursuant to this Section 2(e) shall cease to accrue on the day such Delay Period that causes the Company to breach the terms of this Section 2(e) terminates. The parties hereto agree that the liquidated damages provided for in this Section 2(e) constitute a reasonable estimate of the damages that will be suffered by the Holders by reason of the breach by the Company of the terms of this Section 2(e).

(f) Notice.
      The Company will, in the event a Registration Statement is declared effective, notify each such Holder as promptly as practicable, and in any event no later than the next Business Day, when such Registration Statement has become effective and take such other actions as are required to permit unrestricted resales of the Registrable Securities or Registrable Liquidated Damages Warrant Securities, including providing to each Holder a reasonable number of copies of the Prospectus which is a part of such Registration Statement as is requested by such Holder. The Company further agrees to supplement or amend each Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement or by the Securities Act or by any other rules and regulations thereunder for registrations, and the Company agrees to notify the Holders of Registrable Securities or Registrable Liquidated Damages Warrant Securities of any such supplement or amendment promptly after its being used or filed with the Commission.

3.	Registration Procedures.
     (a)     Obligations of the Company.
      In connection with its obligations under Section 2 with respect to the Resale Registration Statement and any Warrant Resale Registration Statement, the Company shall:

(i) prepare and file with the Commission a Resale Registration Statement or Warrant Resale Registration Statement as prescribed by Sections 2(a) and 2(c), respectively, within the relevant time periods specified in Sections 2(a) and 2(c), respectively, on Form S-3 (or if such form is not available, any other appropriate available form), which form shall (A) be available for the resale of the Registrable Securities or Registrable Liquidated Damages Warrant Securities by the selling Holders thereof and (B) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith; the Company shall use its best efforts to cause such Resale Registration Statement or Warrant Resale Registration Statement to become effective and remain effective and the Prospectus usable for resales in accordance with Section 2, subject to the proviso contained in Section 2(b) or Section 2(d), as applicable; provided, however, that, no fewer than five (5) calendar days before filing any Resale Registration Statement, Warrant Resale Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders covered by such Resale Registration Statement or Warrant Resale Registration Statement and their counsel a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed and will cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act; and the Company shall not file any Resale Registration Statement, Warrant Resale Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document, other than filings required under the Exchange Act, if the Holders or their counsel shall reasonably object in a timely manner; and provided further, however, the plan of distribution disclosed in the Resale Registration Statement or the Warrant Resale Registration Statement shall be in the form attached hereto as Exhibit B, with such changes as the Holders may reasonably request;

(ii) prepare and file with the Commission such amendments (including post effective amendments) to any Registration Statement as may be necessary to keep such Registration Statement effective for the Effectiveness Period, subject to the proviso contained in Section 2(b) or Section 2(d), as the case may be, or as reasonably requested by the Holders of a majority of Registrable Securities or Registrable Liquidated Damages Warrants Securities, as the case may be, and cause each Prospectus to be supplemented, if so determined by the Company or requested by the Commission, by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force), under the Securities Act; respond as promptly as reasonably possible to any comments received from the Commission with respect to such Registration Statement, or any amendment, post-effective amendment or supplement relating thereto; and as promptly as reasonably possible, upon request, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement; and comply in all material respects with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all Registrable Securities or Registrable Liquidated Damages Warrant Securities covered by such Registration

Statement during the Effectiveness Period in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement;

(iii) register or qualify the Registrable Securities or Registrable Liquidated Damages Warrant Securities under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder shall reasonably request in writing, keep each such registration or qualification effective during the Effectiveness Period and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities or Registrable Liquidated Damages Warrant Securities owned by such Holder; provided, however, that the Company shall not be required to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(a)(iii), (B) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or (C) subject itself to any material taxation in any such jurisdiction if it is not then so subject;

(iv) promptly (and, in the case of (G) below, not less than five (5) calendar days prior to such filing) notify each Holder and promptly confirm such notice in writing, if such notice was verbally given, (A) when the Registration Statement covering such Registrable Securities or Registrable Liquidated Damages Warrant Securities has become effective and when any post effective amendments thereto become effective, (B) of the receipt of any comments from the Commission with respect to any such document or a document incorporated by reference therein, (C) of any request by the Commission or any other federal or state securities authority for amendments or supplements to such Registration Statement or Prospectus or for additional information after such Registration Statement has become effective, (D) of the issuance or threatened issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the qualification of the Registrable Securities or Registrable Liquidated Damages Warrant Securities in any jurisdiction described in Section 3(a)(iii) or the initiation of any proceedings for that purpose, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities or Registrable Liquidated Damages Warrant Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (F) of the happening of any event or the failure of any event to occur or the discovery of any facts, during the Effectiveness Period, which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which causes such Registration Statement or Prospectus to omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (G) when a Prospectus or Prospectus Supplement or post-effective amendment to such Registration Statement is proposed to be filed;

(v) use its best efforts to prevent the entry of any stop order or other suspension of effectiveness of any Registration Statement, or if entered, to obtain the withdrawal of any such stop order or to avoid the issuance of, or, if issued, obtain the withdrawal of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities or Registrable Liquidated Damages Warrant Securities for sale in any jurisdiction at the earliest possible moment;

(vi) furnish to each Holder, without charge, one conformed copy of the Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested) promptly after the filing of such documents with the Commission, and additional conformed copies of such Registration Statement as such Holder may reasonably request;

(vii) promptly deliver to each selling Holder, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) as such Holder from time to time may reasonably request (it being understood that the Company consents to the use of the Prospectus by each of the selling Holders in connection with the offering and sale of the Registrable Securities or the Registrable Liquidated Damages Warrant Securities covered by the Prospectus), such other documents incorporated by reference therein and any exhibits thereto as such selling Holder from time to time may reasonably request in order to facilitate the disposition of the Registrable Securities or Registrable Liquidated Damages Warrant Securities by such Holder;

(viii) as soon as practicable after the resolution of any matter or event specified in Sections 3(a)(iv)(B), 3(a)(iv)(C), 3(a)(iv)(E) and 3(a)(iv)(F) (subject to the proviso contained in Section 2(b)), prepare and file with the Commission a supplement or post-effective amendment to the applicable Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document, and provide revised or supplemented Prospectuses to the Holders so that, as thereafter delivered to the purchasers of the Registrable Securities or Registrable Liquidated Damages Warrant Securities, such Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ix) a reasonable time prior to the filing of any document which is to be incorporated by reference into a Registration Statement or a Prospectus after the initial filing of such Registration Statement, provide a reasonable number of copies of such document to the Holders as shall be reasonably requested by the Holders, if any;

(x) cooperate with each seller of Registrable Securities or Registrable Liquidated Damages Warrant Securities covered by a Registration Statement and its counsel in connection with any filings required to be made with the NASD;

(xi) take all other steps reasonably necessary to effect the registration of the Registrable Securities or Registrable Liquidated Damages Warrant Securities covered by a Registration Statement contemplated hereby;

(xii) use its best efforts to cause all Registrable Securities or Registrable Liquidated Damages Warrant Securities registered pursuant to this Agreement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(xiii) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities or Registrable Liquidated Damages Warrant Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities or Registrable Liquidated Damages Warrant Securities to be in such denominations and registered in such names as any such Holders may request;

(xiv) from and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities that are not Registrable Securities or Registrable Liquidated Damages Warrant Securities in the Registration Statement under Section 2(a) or Section 2(c) hereof or any amendment or supplement thereto without the consent of the holders of a majority in interest of the Registrable Securities or Registrable Liquidated Damages Warrant Securities, as the case may be; and

(xv) notwithstanding any other provision of this Section 3(a), if the Company becomes ineligible to use the registration form on which the Registration Statement is filed and declared effective pursuant to Section 2(a) or Section 2(c), thereby precluding any Holder from using the related Prospectus, the Company shall use its best efforts to prepare and file either a post effective amendment to the Registration Statement to convert such registration statement to, or a new Registration Statement on, another registration form which the Company is eligible to use within thirty (30) days after the date that the Company becomes ineligible, provided such other registration form shall be available for the sale of the Registrable Securities or Registrable Liquidated Damages Warrant Securities by the selling Holders thereof and such amended or new Registration Statement shall remain subject in all respects to the provisions of this Section 3(a).

(b) Holders’ Obligations.
      (i) Each Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event specified in Sections 3(a)(iv)(B), 3(a)(iv)(C), 3(a)(iv)(E), 3(a)(iv)(F) or any Delay Notice, such Holder will forthwith discontinue disposition of Registrable Securities or Registrable Liquidated Damages Warrant Securities pursuant to the Registration Statement at issue until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(a)(viii) or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities or Registrable Liquidated Damages Warrant Securities current at the time of receipt of such notice.
      (ii) Each Holder agrees that the Company may require each seller of Registrable Securities or Registrable Liquidated Damages Warrant Securities as to which any registration is being effected to furnish to it such information regarding such seller as may be required by the staff of the Commission to be included in the applicable Registration Statement, the Company may exclude from such registration the Registrable Securities or Registrable Liquidated Damages Warrant Securities of any seller who fails to furnish such information which is not otherwise readily available to the Company within ten (10) Business Days after receiving such request, and the Company shall have no obligation to register under the Securities Act the Registrable Securities or Registrable Liquidated Damages Warrant Securities of a seller who so fails to furnish such information; provided that upon being furnished with such information by a Holder, including by any permitted transferee of Registrable Securities or Registrable Liquidated Damages Warrant Securities, whether before or after the Registration Statement is declared effective, the Company shall as promptly as reasonably practicable file a post-effective amendment to the Registration Statement, or a supplement to the Prospectus, for purposes of including such Holder as a selling Holder under the Registration Statement.

4.	Registration Expenses.
      All Registration Expenses will be borne by the Company whether or not the Registration Statement becomes effective. “Registration Expenses” means all fees and expenses incident to the performance of, or compliance with, this Agreement by the Company, including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of compliance with securities or “blue sky” laws (including, without limitation, fees and disbursements of counsel for the selling Holders in connection with “blue sky” qualifications of the Registrable Securities or Registrable Liquidated Damages Warrant Securities and determination of the eligibility of the Registrable Securities or Registrable Liquidated Damages Warrant Securities for investment under the laws of such jurisdictions as the Holders of a majority of the Registrable Securities or Registrable Liquidated Damages Warrant Securities being sold may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities or Registrable Liquidated Damages Warrant Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the Holders of a majority of the Registrable Securities or Registrable Liquidated Damages Warrant Securities included in any Registration Statement), (iii) fees and disbursements of counsel for the Company and one single special counsel for the Holders, (iv) all fees and expenses of listing the Registrable Securities or Registrable Liquidated Damages Warrant Securities pursuant to Section 3(a)(xii), and (v) fees and expenses of all other Persons retained by the Company in connection with this Agreement; provided, however, that Registration Expenses shall not include fees and expenses of any counsel for the Holders except as provided in clause (iii) above and any local counsel that are not included in the definition of Registration Expenses nor shall it include underwriting fees, discounts or commissions relating to the offer and sale of Registrable Securities or Registrable Liquidated Damages Warrant Securities, which shall be borne by the Holders included in such registration pro rata in proportion to the number of Registrable Securities or Registrable Liquidated Damages Warrant Securities of such Holder included in such registration. In addition, the Company will pay its internal expenses

(including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and the fees and expenses of any Person, including special experts, retained by the Company.

5.	Indemnification.

(a) Indemnification by the Company.
      The Company will indemnify and hold harmless, to the fullest extent permitted by law, each Holder whose Registrable Securities or Registrable Liquidated Damages Warrant Securities are registered pursuant to this Agreement, the officers, directors, agents, members, partners, limited partners and employees of each of them, each Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents, members, partners, limited partners and employees of any such controlling Person, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, the costs of investigation and attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, preliminary Prospectus or Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to the Company by such Holder expressly for use therein; provided, however, that the Company will not be liable to any Holder to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary Prospectus if either (A) (i) after receiving copies thereof from the Company, such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Holder to the Person asserting the claim from which such Losses arise and (ii) the Prospectus would have corrected in all material respects such untrue statement or alleged untrue statement or such omission or alleged omission; or (B) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in all material respects in an amendment or supplement to the Prospectus previously furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, and, after receiving copies thereof from the Company, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security or Registrable Liquidated Damages Warrant Security to the Person asserting the claim from which such Losses arise. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder or any officer, director, agent or employee of such Holder.

(b)	Indemnification by Holders of Registrable Securities or Registrable Liquidated Damages Warrant Securities.
      In connection with any Registration Statement in which a Holder is participating, such Holder will furnish to the Company in writing such information concerning the Holder as the Company reasonably requests concerning such Holder for use in connection with any Registration Statement or Prospectus and will severally and not jointly indemnify, to the fullest extent permitted by law, the Company, its directors and officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, from and against any and all Losses arising out of or based upon (i) any disposition of Registrable Securities or Registrable Liquidated Damages Warrant Securities after receiving notice of a Delay Period and prior to receiving Advice under Section 3(b)(i) that use of the Prospectus may be resumed or (ii) any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is finally judicially determined by a court of competent jurisdiction to have been contained in any information so furnished in writing by such Holder to the Company expressly for use in such Registration Statement or Prospectus and to have been relied upon by the Company in the preparation of such Registration Statement, Prospectus or preliminary Prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any officer, director, agent or employee of the Company. In no event will the liability of any selling Holder under this Section 5(b) be greater in amount than the excess of the amount by which the total price at which the Registrable Securities or Registrable Liquidated Damages Warrant Securities sold by such Indemnifying Party and distributed to the public pursuant to the applicable Registration Statement (net of all related expenses) is over the amount of any damages which such Indemnifying Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(c)	Conduct of Indemnification Proceedings.
      If any Person shall become entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any action or proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, however, that the failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any obligation or liability except to the extent that it shall be finally determined by a court of competent jurisdiction that the Indemnifying Party has been prejudiced materially by such failure.
      An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to the Indemnified Party in any such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel (and one local counsel in each applicable jurisdiction) shall be at the expense of the Indemnifying Party).
      All Losses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) will be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party upon receipt of an undertaking to repay such amount if it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder. The Indemnifying Party will not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any Indemnified Party is or could be a party and as to which indemnification or contribution could be sought by such Indemnified Party under this Section 5, unless such judgment, settlement or other termination includes, as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder and shall not include a statement as to the admission of fault or culpability of the Indemnified Party.

(d)	Contribution.
      If the indemnification provided for in this Section 5 is unavailable to an Indemnified Party under Section 5(a) or 5(b) hereof in respect of any Losses or is insufficient to hold such Indemnified Party harmless, then each applicable Indemnifying Party, in lieu of or in addition to indemnifying such Indemnified Party, as applicable, will, jointly and severally, contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or Indemnifying Parties, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party or Indemnifying Parties, on the one hand, and such Indemnified Party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include, subject to any limitations set forth in Section 5(c), any reasonable legal or other fees or expenses incurred by such party in connection with any action or proceeding to the extent such party would have been indemnified for such fees and expenses if the indemnification provided for in this Section 5(d) was available to such party in accordance with its terms.
      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), an Indemnifying Party that is a selling Holder will not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities or Registrable Liquidated Damages Warrant Securities sold by such Indemnifying Party and distributed to the public pursuant to the applicable Registration Statement (net of all related expenses) exceeds the amount of any damages which such Indemnifying Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
      The indemnity, contribution and expense reimbursement obligations of a party hereunder will be in addition to any liability such party may otherwise have hereunder or otherwise.

6.	Miscellaneous.

(a) Reporting.
      With a view to making available to the Holders the benefits of Rule 144 or any other similar rule or regulation of the Commission that may at the time permit the Holders to sell securities of the Company to the public without registration, for so long as the Holders continue to own Registrable Securities or Registrable Liquidated Damages Warrant Securities, the Company shall use commercially reasonable efforts to:

(i) Make and keep public information available, as those terms are understood and defined in Rule 144, and file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(ii) Furnish to each Holder, for so long as the Holder owns Registrable Securities or Registrable Liquidated Damages Warrant Securities, promptly upon request, a written statement by the Company, if true, that it has complied with the applicable reporting requirements of Rule 144, the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

(b) Remedies.
      In the event of a breach by the Company of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it will waive the defense that a remedy at law would be adequate.

(c) Amendments and Waivers.
      (i) The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least 75% of the then-outstanding Registrable Securities and Registrable Liquidated Damages Warrant Securities.
      (ii) Any amendment or waiver effected in accordance with this Section 6(c) shall be binding upon each holder of Registrable Securities or Registrable Liquidated Damages Warrant Securities at the time outstanding, each future Holder of all such securities, and the Company.
      (iii) No failure or delay by any party in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided will be cumulative and not exclusive of any rights or remedies provided by law.

(d) Notices.
      All notices, requests and other communications to either party hereunder must be in writing (including telecopy or similar writing) and must be given:
      (i) if to a Holder, to the address set forth opposite such Holder’s name on the signature pages hereto, with a copy to such additional party as indicated on such page.
      (ii) If to the Company, to:

DDi Corp.
1220 Simon Circle
Anaheim, California 92806
Facsimile No. (714) 688-7400
Attention: Chief Financial Officer

with a copy to:

Paul, Hastings, Janofsky & Walker LLP
695 Town Center Drive, Seventeenth Floor
Costa Mesa, California 92626
Facsimile No. (714) 668-6310
Attention: John F. Della Grotta, Esq.
or such other address or telecopier number as such Person may hereafter specify by written notice to the other parties hereto given five (5) days prior to the effectiveness of such change. Each such notice, request or other communication will be effective only when actually delivered at the address specified in this Section 6(d), if delivered prior to 5 p.m. (local time) and such day is a business day, and if not, then such notice, request or other communication will not be effective until the next succeeding business day. Written confirmation of receipt (A) given by the recipient of such notice or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a reputable overnight delivery service.

(e)	Owner of Registrable Securities or Registrable Liquidated Damages Warrant Securities.
      The Company will maintain, or will cause its registrar and transfer agent to maintain, a stock book with respect to the Common Stock, in which all transfers of Registrable Securities or Registrable Liquidated Damages Warrant Securities of which the Company has received notice will be recorded. The Company may deem and treat the Person in whose name Registrable Securities or Registrable Liquidated Damages Warrant Securities are registered in the stock book of the Company as the owner thereof for all purposes, including, without limitation, the giving of notices under this Agreement.

(f)	Successors and Assigns.
      Subject to this paragraph (f), this Agreement will inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and will inure to the benefit of each of the Holders. The Company may not assign its rights or obligations hereunder. Holders may not assign their rights and obligations under this Agreement; provided, however, that a Holder may assign its rights and obligations under this Agreement to a third party in connection with any transfer of Registrable Securities or Registrable Liquidated Damages Warrant Securities (a “Permitted Transferee”). Notwithstanding the foregoing, no Permitted Transferee shall be entitled to any of the transferring Holder’s rights under this Agreement (i) unless and until such Permitted Transferee shall have acknowledged in writing its acceptance of such obligations hereunder or (ii) if the transferring Holder notifies the Company in writing on or prior to such transfer that the Permitted Transferee shall not have such rights.

(g)	Counterparts; Effectiveness.
      This Agreement may be signed in any number of counterparts, each of which will be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile counterpart signatures shall be acceptable. This Agreement will become effective when each party hereto receives a counterpart hereof signed by the other party hereto.

(h)	Headings.
      The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to limit or affect the meaning or interpretation of this Agreement. All references herein to “Sections” shall refer to corresponding provisions of this Agreement unless otherwise expressly noted.

(i)	Governing Law.
      This Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York, without giving effect to the principles of conflict of laws thereof that would cause the application of the laws of any other jurisdiction.

(j)	Jurisdiction; Consent to Service of Process.
      Each party hereby irrevocably submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York located in New York, New York in the Borough of Manhattan or the United States District Court for the Southern District of New York, and any appellate court from any such court (as applicable, a “New York Court”), in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment resulting from any such suit, action or proceeding, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in the New York Court. Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in the New York Court, (ii) the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court, and (iii) the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such party. Each party irrevocably consents to service of process in any manner permitted by law.

(k)	WAIVER OF JURY TRIAL.
      EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY OR DISPUTE THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6(k).

(l)	Severability.
      The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

(m)	Entire Agreement.
      This Agreement constitutes the entire understanding and agreement among the parties relating to the subject matter hereof and supersedes any and all prior agreements, representations or understandings, both written and oral, with respect to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

(n)	No Strict Construction.
      The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(o)	Third Party Beneficiaries.
      This Agreement and all of its provisions and conditions are for the benefit of the parties to this Agreement, any Permitted Transferee and solely with respect to the provisions of Section 5 hereof, any Indemnified Party.

(p)	Termination.
      This Agreement shall terminate on the date on which there cease to be any Registrable Securities and Registrable Liquidated Damages Warrant Securities outstanding. The provisions of Section 5 and Section 6(o) shall survive the termination of this Agreement.

(q)	Independent Nature of Holders’ Obligations and Rights.
      The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

(r)	No Conflicting Agreements.
      The Company represents, warrants and agrees that (i) it has not entered into, and shall not, on or after the date of this Agreement, enter into, any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) it has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of the Company’s securities to any person and (iii) without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the Registrable Securities and Registrable Liquidated Damages Warrant Securities, it shall not grant to any person the right to request the Company to register any Company securities under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

(s)	No Inferences.
      Nothing in this Agreement shall create any inference that any Purchaser is required to register any securities of the Company for resale under the Securities Act, other than the Common Stock issuable pursuant to the Purchase Agreement and the Warrant Common Stock.
[Signature page follows]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

DDi CORP.

By:

Name:
Title:

[HOLDER]

By:

Name:

Title:

Address for Notice:

EXHIBIT A
Affidavit
      By executing signature line(s), the undersigned hereby certifies that he/she/it is the principal beneficial owner of the securities of the Company set forth below.
      The undersigned certifies that it is (i) the sole beneficial owner of the securities of the Company set forth below, or (ii) if not the sole beneficial owner of the securities set forth below, shares beneficial ownership of the securities set forth below with the additional signatories set forth below.
      The undersigned understands that to be granted rights under the Agreement, it must fill in the information on this form and return it to the Company, at the address set forth in Section 6(d)(ii) of the Agreement.
      SUBMISSION OF THIS AFFIDAVIT WILL ENTITLE THE UNDERSIGNED TO RIGHTS UNDER THE AGREEMENT BUT THESE RIGHTS ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE AGREEMENT.

Class of Securities of the Company
Which the Undersigned Beneficially Owns:
Number of Securities of the Company
Which the Undersigned Beneficially Owns:
Name of Beneficiary:

By:
Authorized Representative
Name:
Title:
If more than one beneficial owner:
Name of other beneficial owner:

By:
Authorized Representative
Name:
Title:

EXHIBIT B
Plan of Distribution
      The selling Holders, or their pledgees, donees, transferees, or any of their successors in interest selling shares received from a named selling Holder as a gift, partnership distribution or other non-sale-related transfer after the date of this prospectus (all of whom may be selling Holders), may offer and sell the securities from time to time on any stock exchange or automated inter-dealer quotation system on which the securities are listed, in the over-the-counter market, in privately negotiated transactions or otherwise, at fixed prices that may be changed, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at prices otherwise negotiated. The selling Holders may sell the securities by one or more of the following methods, without limitation:

(a) block trades in which the broker or dealer so engaged will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

(b) purchases by a broker or dealer as principal and resale by the broker or dealer for its own account pursuant to this prospectus;

(c) on any national securities exchange or quotation service on which the securities are listed or quoted at the time of sale;

(d) in the over-the-counter market;

(e) otherwise than on such exchanges or services or in the over-the-counter market;

(f) ordinary brokerage transactions and transactions in which the broker solicits purchases;

(g) privately negotiated transactions;

(h) short sales;

(i) through the writing of options on the securities, whether or not the options are listed on an options exchange;

(j) through the distribution of the securities by any selling Holder to its partners, members or stockholders;

(k) one or more underwritten offerings on a firm commitment or best efforts basis;

(l) transactions which may involve crosses or block transactions;

(m) to cover hedging transactions (other than “short sales” as defined in Rule 3b-3 under the Exchange Act) made pursuant to this prospectus;

(n) by pledge to secure debts or other obligations;

(o) any combination of any of these methods of sale; and

(p) any other method permitted pursuant to applicable law.
      The selling Holders may also transfer the securities by gift. We do not know of any arrangements by the selling Holders for the sale of any of the securities.
      The selling Holders may engage brokers and dealers, and any brokers or dealers may arrange for other brokers or dealers to participate in effecting sales of the securities. These brokers, dealers or underwriters may act as principals, or as an agent of a selling Holder. Broker-dealers may agree with a selling Holder to sell a specified number of the securities at a stipulated price per security. If the broker-dealer is unable to sell securities acting as agent for a selling Holder, it may purchase as principal any unsold securities at the stipulated price. Broker-dealers who acquire securities as principals may thereafter resell the securities from time to time in transactions in any stock exchange or automated inter-dealer quotation system on which the securities are then listed, at prices and on terms then prevailing at the time of sale, at prices related to the then-current market price or in negotiated transactions. Broker-dealers may use block transactions and sales to and through broker-dealers, including transactions of the nature described above. The selling Holders may also sell the securities in accordance with Rule 144 under the Securities Act of 1933, as amended, rather than pursuant to this prospectus, regardless of whether the securities are covered by this prospectus.
      From time to time, one or more of the selling Holders may pledge, hypothecate or grant a security interest in some or all of the securities owned by them. The pledgees, secured parties or persons to whom the securities have been hypothecated will, upon foreclosure in the event of default, be deemed to be selling Holders. As and when a selling Holder takes such actions, the number of securities offered under this prospectus on behalf of such selling Holder will decrease. The plan of distribution for that selling Holder’s securities will otherwise remain unchanged. In addition, a selling Holder may, from time to time, sell the securities short, and, in those instances, this prospectus may be delivered in connection with the short sales and the securities offered under this prospectus may be used to cover short sales.
      To the extent required under the Securities Act of 1933, the aggregate amount of selling Holders’ securities being offered and the terms of the offering, the names of any agents, brokers, dealers or underwriters and any applicable commission with respect to a particular offer will be set forth in an accompanying prospectus supplement. Any underwriters, dealers, brokers or agents participating in the distribution of the securities may receive compensation in the form of underwriting discounts, concessions, commissions or fees from a selling Holder and/or purchasers of selling Holders’ securities of securities, for whom they may act (which compensation as to a particular broker-dealer might be in excess of customary commissions).
      The selling Holders and any underwriters, brokers, dealers or agents that participate in the distribution of the securities may be deemed to be “underwriters” within the meaning of the Securities Act of 1933, and any discounts, concessions, commissions or fees received by them and any profit on the resale of the securities sold by them may be deemed to be underwriting discounts and commissions.
      A selling Holder may enter into hedging transactions with broker-dealers and the broker-dealers may engage in short sales of the securities in the course of hedging the positions they assume with that selling Holder, including, without limitation, in connection with distributions of the securities by those broker-dealers. A selling Holder may enter into option or other transactions with broker-dealers that involve the delivery of the securities offered hereby to the broker-dealers, who may then resell or otherwise transfer those securities. A selling Holder may also loan or pledge the securities offered hereby to a broker-dealer and the broker-dealer may sell the securities offered hereby so loaned or upon a default may sell or otherwise transfer the pledged securities offered hereby.
      The selling Holders and other persons participating in the sale or distribution of the securities will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including Regulation M. This regulation may limit the timing of purchases and sales of any of the securities by the selling Holders and any other person. The anti-manipulation rules under the Securities Exchange Act of 1934 may apply to sales of securities in the market and to the activities of the selling Holders and their affiliates. Furthermore, Regulation M may restrict the ability of any person engaged in the distribution of the securities to engage in market-making activities with respect to the particular securities being distributed for a period of up to five business days before the distribution. These restrictions may affect the marketability of the securities and the ability of any person or entity to engage in market-making activities with respect to the securities.
      We have agreed to indemnify in certain circumstances the selling Holders and any brokers, dealers and agents who may be deemed to be underwriters, if any, of the securities covered by the registration statement, against certain liabilities, including liabilities under the Securities Act of 1933. The selling Holders have agreed to indemnify us in certain circumstances against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

      The securities offered hereby were originally issued to the selling Holders pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended. We agreed to register the securities under the Securities Act of 1933, and to keep the registration statement of which this prospectus is a part effective until the date on which the selling Holders have sold all of the securities. We have agreed to pay all expenses in connection with this offering, including the fees and expenses of counsel or other advisors to the selling Holders, but not including underwriting discounts, concessions or commissions of the selling Holders.
      We will not receive any proceeds from sales of any securities by the selling Holders.
      We cannot assure you that the selling Holders will sell all or any portion of the securities offered hereby.

Appendix E
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
DDi CORP.
      The undersigned, Timothy J. Donnelly, hereby certifies as follows:
      1. He is the duly elected, qualified and acting Vice President, General Counsel and Secretary of DDi Corp., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”).
      2. The first sentence of Article IV of the Amended and Restated Certificate of Incorporation is hereby amended in its entirety to read as follows:

“The total number of shares of capital stock which the Corporation shall have authority to issue is Two Hundred Million (200,000,000) shares consisting of One Hundred Ninety Million (190,000,000) shares of Common Stock, par value $0.001 per share (“Common Stock”), and Ten Million (10,000,000) shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”).”
      3. The amendment set forth herein has been duly approved and adopted by the Board of Directors of this Corporation.
      4. The necessary number of issued and outstanding shares of capital stock of the Corporation required by statute were voted in favor of the amendment.
      5. Such amendment was duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.
(Signature page follows)

E-1

      IN WITNESS WHEREOF, DDi Corp. has caused this certificate to be signed by                     , its                     , this       day                     , 2005.

Name: Timothy J. Donnelly

Title:	Vice President, General Counsel

and Secretary

Appendix F
CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF DESIGNATION
OF
SERIES B PREFERRED STOCK
OF
DDi CORP.
      The undersigned, Timothy J. Donnelly, hereby certifies as follows:
      1. He is the duly elected, qualified and acting Vice President, General Counsel and Secretary of DDi Corp., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”).
      2. The original Certificate of Designation (the “Certificate of Designation”) of the Series B Preferred Stock (the “Series B Preferred Stock”) was originally filed with the Secretary of State of Delaware on March 30, 2004.
      3. That the Board of Directors of the Corporation, at a meeting duly held on                     , 2005, adopted a resolution, which resolution remains in full force and effect on the date hereof, authorizing and directing that the Certificate of Designation be amended, and declaring said amendments to be advisable, which resolutions are as follows:
      RESOLVED, that there are hereby established two series of authorized preferred stock, $0.001 par value per share, which shall be designated as (i) “Series B-1 Preferred Stock,” and which shall consist of 147,679 shares and (ii) “Series B-2 Preferred Stock,” and which shall consist of 1,139,238 shares. As used herein, the term “Series B Preferred Stock” shall refer to the Series B-1 Preferred Stock and the Series B-2 Preferred Stock collectively. The rights of the Series B-1 Preferred Stock and the Series B-2 Preferred Stock shall rank equally and shall be identical in all respects, with the exception of the provisions of Section 18 hereof, which shall apply only to the Series B-2 Preferred Stock. Both such series shall have the following powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof as follows (with the exception of Section 18 hereof, which shall apply only to the Series B-2 Preferred Stock):
      1. Dividends.
      (a) Each share of Series B Preferred Stock shall be entitled to receive, in preference to the holders of Junior Securities (as defined herein), cumulative annual dividends at the rate of 6.0% per annum on the Stated Value thereof. Subject to the rights of the Series A Preferred Stock with respect to DDi Europe Value (as defined in the certificate of designation for the Corporation’s Series A Preferred Stock (the “Series A Certificate of Designation”), such dividends shall be due and payable quarterly in arrears on the last day of March, June, September and December of each year (each, a “Dividend Payment Date”); provided, however, that the initial Dividend Payment Date shall be March 31, 2005, on which date the first four quarterly accrued dividends shall be due and payable. Dividends shall accrue daily on each share of Series B Preferred Stock from the Issuance Date (as defined herein), whether or not earned or declared, until such share of Series B Preferred Stock has been converted or redeemed as herein provided. In the event the Corporation defaults on its obligations to pay dividends on any Dividend Payment Date, then (i) such dividends shall be cumulative and shall compound quarterly until the date of payment of such dividends and (ii) other than in the case of dividends not paid or delivered to Series B-2 Holders as a result of the restrictions in Section 18, the dividend rate shall be deemed to be 8.0% per annum beginning from the immediately preceding Dividend Payment Date on which the Corporation paid dividends or the Issuance Date in the event dividends are not paid on the initial Dividend Payment Date; provided, however, that at such time as the Corporation shall pay all of such unpaid dividends, the dividend rate shall return to 6.0% per annum. The dividends so payable will be paid to the person in whose name the applicable shares of Series B Preferred Stock (or one or more predecessor shares) are registered on the records of the Corporation regarding registration and transfers of the Series B Preferred Stock (the “Preferred Stock Register”).
      (b) The dividends are payable in cash to the person in whose name the applicable share(s) of Series B Preferred Stock is duly registered on the Preferred Stock Register (the “Holder,” and together with all other holders of the Series B Preferred Stock, the “Holders”) on the tenth Business Day prior to the applicable Dividend Payment Date and at the address last appearing on the Preferred Stock Register as designated in writing by the Holder thereof from time to time; provided, however, that, in lieu of paying such dividends in cash, the Corporation may, subject to a delay in delivery to the holders of Series B-2 Preferred Stock pursuant to Section 18, at its option, in part or in full, pay dividends on the shares of Series B Preferred Stock on any Dividend Payment Date following receipt of the Approval (as defined herein) in shares of the Corporation’s common stock, par value $0.001 per share (the “Common Stock”) that are fully paid and non-assessable and that have been registered for sale by the Holders pursuant to the Registration Statement (as defined below) (the “Registered Common Stock”) issued in electronic format (i.e., DWAC); provided, however, that shares of Common Stock shall not be considered “Registered Common Stock” for purposes of this Certificate of Designation at any time during which a Cash Payment Condition (as defined below) is occurring or occurred during the 25 Business Days preceding the applicable Dividend Payment Date. For purposes of calculating the number of shares of Registered Common Stock to be paid in respect of any such dividend, the value of such shares shall be ninety-five percent (95%) of the arithmetic average of the Weighted Average Price (as defined below) of the Common Stock over the 20 Trading Days (as defined below) prior to the applicable Dividend Payment Date. The Corporation shall deliver at the time of payment a written notice to the recipient of any such shares of the Registered Common Stock setting forth its calculation, as approved by the Corporation’s Board of Directors, which shall be binding upon all parties absent error.
      (c) If the Corporation shall elect to pay any part of a dividend in shares of Registered Common Stock as described in Section 1(b), and as a condition thereto, the Corporation will provide irrevocable notice 25 Trading Days prior to the applicable Dividend Payment Date by facsimile, followed within twenty-four (24) hours by notice via overnight courier, to the Holder setting forth the Corporation’s election to do so (a “Dividend Notice”). If a Cash Payment Condition shall have occurred after such Dividend Notice was received by the Holder, the Corporation immediately shall notify the Holder of the occurrence of such Cash Payment Condition and notwithstanding a Dividend Notice to the contrary, the Corporation shall pay such dividend in cash. However, if the applicable Holder waives such Cash Payment Condition as set forth in Section 4, the Corporation shall be bound, with respect to that Holder, to its original election to pay such dividend in shares of Registered Common Stock.
      (d) Except as specifically provided herein, an election by the Corporation to pay dividends, in part or in full, in cash on any Dividend Payment Date shall not preclude the Corporation from electing any other available alternative in respect of all or any portion of any subsequent dividend.
      2. Preferred Rank. The shares of Series B Preferred Stock shall rank senior to all shares of Common Stock of the Corporation in respect of dividend rights and preferences as to distributions and payments upon the liquidation, dissolution and winding up (whether voluntary or involuntary) of the Corporation. The shares of Series B Preferred Stock shall rank senior to all other shares of preferred stock of the Corporation in respect of dividend rights and preferences as to distributions and payments upon the liquidation, dissolution and winding up (whether voluntary or involuntary) of the Corporation, subject to (i) the right of the holders of the Corporation’s Series A Preferred Stock to receive payments of dividends out of the DDi Europe Value (as defined in the Certificate of Designation for the Series A Preferred Stock (the “Series A Certificate of Designation”)), and (ii) to the right of the holders of the Series A Preferred Stock to receive, upon any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), payments solely out of any of the DDi Europe Value, and, each case, in accordance with and subject to the limitations set forth in the Series A Certificate of Designation. Each such security to which the Series B Preferred Stock ranks senior is referred to herein as a “Junior Security.”

      3. Transfers. The shares of Series B Preferred Stock have been issued subject to investment representations of the original purchaser of such shares and may be transferred or exchanged only in compliance with the Securities Act and applicable state securities laws. Prior to due presentment for transfer of any share of Series B Preferred Stock, the Corporation may treat the Holder as the owner thereof for the purpose of receiving payments as herein provided and all other purposes, and the Corporation shall not be affected by notice to the contrary.
      4. Definitions. For purposes of this Certificate of Designation, the following definitions shall apply:

“Business Day” shall mean any day that is not a Saturday or Sunday, and that is a day on which the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market and the Nasdaq SmallCap Market are open for business.

“Cash Payment Condition” means any of the following:

(A) the effectiveness of the Registration Statement has been suspended, including if a stop order has been issued, by the Securities and Exchange Commission (the “SEC”);

(B) the Corporation has failed to timely deliver the shares of Common Stock issuable upon conversion of any shares of Series B Preferred Stock;

(C) the Corporation has initiated, or there is continuing, a “Suspension” pursuant to the Purchase Agreement for the Series B Preferred Stock, dated March 29, 2004, by and among the Corporation and the Purchasers (the “Purchasers”) set forth on the signature page thereto (the “Purchase Agreement”);

(D) the Common Stock is not listed on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market, has been delisted, has not traded on one or more of the foregoing for a period of 10 consecutive Business Days, or delisting has been threatened in writing by any of the foregoing, as a result of the Corporation’s failure to meet the applicable minimum requirements for listing;

(E) if, after the Corporation has made its election to make a dividend or redemption payment in shares of Registered Common Stock, there is a public announcement of an intention by the Corporation to effect a Change of Control (as defined herein); or

(F) any of the Events of Default set forth in Section 5B(a)(iii), (iv), (v) or (vi) shall then have occurred and be continuing, notwithstanding any remaining right of the Corporation to cure such Event of Default;

provided, however, that each of the foregoing conditions may be waived by a Holder of Series B Preferred Stock, solely with respect to the shares of Common Stock of the Corporation which it is entitled to receive with respect to such Series B Preferred Stock pursuant to the applicable provision of this Certificate of Designation, and in the case of any such waiver, the Corporation shall make the related payment in the form of shares of Registered Common Stock.

“Closing Price” shall mean the price of one share of Common Stock determined as follows:

(A) If the Common Stock is listed on the Nasdaq National Market or the Nasdaq SmallCap Market, the last closing bid price on such market, as reported by Bloomberg, L.P. on the date of valuation (or, if such market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m. New York time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg);

(B) If the Common Stock is listed on a national securities exchange (for the avoidance of doubt, other than described in (A) above), the last reported closing bid price on such exchange on the date of valuation (or, if there is no last reported closing bid price on that date, the most recent previous closing bid price);

(C) If neither (A) nor (B) apply, but the Common Stock is quoted in the over-the-counter market on the pink sheets or bulletin board, the closing bid price on the date of valuation; and

(D) If none of clause (A), (B) or (C) above applies, the market value as determined by a nationally recognized investment banking firm or other nationally recognized financial advisor retained in good faith by the Board of Directors of the Corporation for such purpose, taking into consideration among other factors, the earnings history, book value and prospects for the Corporation, and the prices at which shares or Common Stock recently have been traded. Such determination shall be conclusive and binding on all persons absent error.

“Conversion Price” shall initially mean $11.85 per share, subject to adjustment from time to time ratably for any events set forth in Section 7 hereof.

“Conversion Rate” shall mean the number of shares of Common Stock issuable upon conversion of each share of Series B Preferred Stock determined by the application of the following formula, where D equals the accrued but unpaid dividends (whether or not earned or declared) plus, upon the written request of the applicable Holder, any unpaid Series B Additional Amounts (as defined below) for each share of Series B Preferred Stock as of the Holder Conversion Date (as defined in Section 6):
Stated Value + D

Conversion Price

“Effectiveness Date” shall mean the date on which the Registration Statement (as defined below) is declared effective by the SEC.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Issuance Date” shall mean the initial date of issuance of the Series B Preferred Stock.

“Person” means and includes an individual, a partnership, a joint venture, a corporation, a company, a trust, an unincorporated organization and a government or any department or agency thereof.

“Principal Market” means the Nasdaq National Market or if the Common Stock is not traded on the Nasdaq National Market, then the principal securities exchange or trading market for the Common Stock.

“Registration Statement” shall mean the registration statement or registration statements filed by the Corporation with the SEC, as required by the Purchase Agreement, to register the shares of Common Stock issuable upon conversion or redemption of the Series B Preferred Stock and in respect of the Corporation’s option to pay dividends in shares of Common Stock.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Series B Additional Amounts” means any additional payments owed by the Corporation to a Holder with respect to a share of Series B Preferred Stock, pursuant to Sections 5, 6(c) or 6(d) below.

“Series B Redemption Price” shall mean an amount per share equal to the Stated Value of the Series B Preferred Stock plus all accrued but unpaid dividends on such shares, and upon the written request of the Holder, any unpaid Series B Additional Amounts through the applicable redemption date provided in Section 5 below. In the event of a redemption under Section 5B(a) arising from an Event of Default, the Series B Redemption Price shall be 108.0% of the amount that would otherwise then constitute the Series B Redemption Price.

“Stated Value” of any share of Series B Preferred Stock shall mean $47.40.

“Trading Day” shall mean a day on which the Common Stock of the Corporation is traded on a national securities exchange, an automated quotation system, or an over-the-counter market.

“Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00 p.m. New York time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00 p.m., New York time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the bid prices of each of the market makers for such security as reported in the “pink sheets” by the National Quotation Bureau, Inc. If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Corporation and the holders of a majority of the Series B Preferred Stock then outstanding. All such determinations to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.
      5. Redemption. Subject to the rights of the Series A Preferred Stock with respect to DDi Europe Value, the shares of Series B Preferred Stock shall be subject to redemption in accordance with the provisions of this Section 5.
      5A. Mandatory Redemption.
      (a) The Corporation shall redeem in full the Series B Preferred Stock on the five year anniversary of the Issuance Date (the “Mandatory Redemption Date”). The Corporation shall effect such redemption by paying in cash the Series B Redemption Price to the Holders; provided, however, that, after the Approval has been obtained, in lieu of paying the Series B Redemption Price in cash, the Corporation may, so long as a Cash Payment Condition is not then occurring and has not occurred during the 25 Business Days prior to the Mandatory Redemption Date, at its option, in accordance with Section 5E, and subject to a delay in delivery to Holders of the Series B-2 Preferred Stock pursuant to Section 18, pay the Series B
Redemption Price, in part or in full, in shares of Registered Common Stock issued in electronic format (i.e., DWAC). If the Corporation shall elect to pay any part of a redemption in shares of Registered Common Stock as described herein and as a condition thereto, the Corporation will provide irrevocable notice 25 Trading Days prior to the Mandatory Redemption Date by facsimile, followed within twenty-four (24) hours by notice via overnight courier, to each Holder setting forth the Corporation’s election to do so (a “Mandatory Redemption Notice”), which shall include (i) the Mandatory Redemption Date, (ii) the place or places where stock certificates representing the Series B Preferred Stock are to be surrendered pursuant to Section 5F for payment of the redemption price, which may be the Corporation’s principal offices, (iii) the Series B Redemption Price and the calculation of such price, and (iv) the amount, if any, of the Series B Redemption Price that the Corporation will pay in Registered Common Stock. The Corporation shall pay the applicable redemption price within three (3) Business Days after the Mandatory Redemption Date. Notwithstanding anything to the contrary in the foregoing, after a Mandatory Redemption Notice has been given pursuant to this Section 5A(a), each Holder shall retain the right to elect to convert its shares of Series B Preferred Stock in lieu of such redemption, in whole or in part into shares of Common Stock pursuant to Section 6 below, prior to the Mandatory Redemption Date.
      (b) The Corporation shall redeem two-thirds of the outstanding shares of the Series B Preferred Stock upon the expiration and closing of any offering of Subscription Rights by the Company to the holders of its Common Stock, pursuant to which shares of Common Stock offered for purchase thereunder shall have been issued and sold to stockholders subscribing therefor for aggregate gross proceeds of at least $65,000,000, or to the extent such shares are not issued and sold thereunder, standby purchasers shall have purchased shares of Common Stock such that the total of such gross proceeds received pursuant to such rights offering and related standby purchase commitments equals at least $65,000,000 (a “Qualified Rights

Offering”). One-half of shares of Series B Preferred Stock subject to redemption pursuant to this Section 5A(b) shall be redeemed by the Corporation in cash at a price equal to the Series B Redemption Price, and the other one-half of shares of Series B Preferred Stock subject to redemption pursuant to this Section 5A(a) shall be redeemed by the Corporation in cash at a price equal to 101% of the Stated Value of the Series B Preferred Stock. The Corporation shall pay the applicable redemption price within ten (10) Business Days after the closing of the Qualified Rights Offering.
      5B. Optional Redemption By Holder.
      (a) On each of the dates that are 18 months, 24 months and 30 months from the Issuance Date (each, an “Optional Redemption Date”), the Corporation shall redeem up to 428,973 shares in the aggregate (subject to adjustment in the event of any stock split, reverse stock split or any similar transaction affecting the Series B Preferred Stock) by paying in cash the Series B Redemption Price to each Holder who requests, in whole or in part, to include its shares of Series B Preferred Stock in such redemption as provided by Section 5B(d) below; provided, however, that no Holder shall have the right to request redemption, and the Corporation shall have no obligation to redeem, and shares of the Series B Preferred Stock on the first or second Optional Redemption Dates if the Company completes a Qualified Rights Offering; provided further, however, that after the Approval has been obtained, in lieu of paying the Series B Redemption Price in cash, the Corporation may, so long as a Cash Payments Condition is not then occurring and has not occurred during the 25 Business Days prior to the applicable Optional Redemption Date, at its option, in accordance with Section 5E, subject to a delay in delivery to Holders of the Series B-2 Preferred Stock pursuant to Section 18, pay the Series B Redemption Price, in part or in full, in shares of Registered Common Stock issued in electronic book entry only format (i.e., DWAC). Each Holder also shall have the option to require the Corporation to redeem all or part of its shares of Series B Preferred Stock at the Series B Redemption Price, solely in cash, if any of the following “Events of Default” shall have occurred:

(i) the Common Stock ceases for more than ten (10) consecutive Business Days to be traded on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market;

(ii) while the Registration Statement is required to be maintained effective pursuant to the terms of the Purchase Agreement, except for days during any period in which the Corporation is permitted thereunder to suspend such effectiveness, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the holder of the Series B Preferred Stock for sale of all of the Registrable Securities (as defined in the Purchase Agreement) in accordance with the terms of the Purchase Agreement, and such lapse or unavailability continues for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period;

(iii) the Corporation shall have failed to authorize a sufficient number of shares of Common Stock necessary to effect the conversion of the Series B Preferred Stock;

(iv) the Corporation breaches a representation, warranty or covenant of the Purchase Agreement or this Certificate of Designation, which breach has a Material Adverse Effect (as defined in the Purchase Agreement) on the Corporation or a material adverse impact on the rights of a Holder including, without limitation, the failure of the Corporation to pay dividends on or to convert the Series B Preferred Stock, and such breach is not cured within ten (10) Business Days of the delivery to the Corporation of notice of such breach;

(v) the Corporation or any of its subsidiaries pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal or state law for the relief of debtors, (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official, (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due; or

(vi) any money judgment (including any arbitration award reduced to a judgment), writ or warrant of attachment, or similar process in excess of $10,000,000 in the aggregate shall be entered against the Corporation, any of its subsidiaries or any of their respective properties or other assets, and which shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days.
      (b) In order to have the Corporation redeem under this Section 5B any shares of Series B Preferred Stock, in whole or in part, the applicable Holder, in the case of an Optional Redemption Date, shall give written notice to the Corporation at least 30 Business Days prior to the applicable Optional Redemption Date in the form of Exhibit 1 hereto (the “Redemption Notice”) by facsimile (with the original of such notice forwarded via overnight courier) to the Corporation to the effect that such Holder elects to have redeemed the number of shares of Series B Preferred Stock specified therein, for the Series B Redemption Price. Within five Business Days after receipt of the Redemption Notice relating to an Optional Redemption Date, the Corporation shall deliver irrevocable written notice advising the applicable Holder via facsimile, followed within twenty-four (24) hours by notice via overnight courier, whether the Corporation has elected to pay the applicable Series B Redemption Price in Registered Common Stock; provided, however, that such Holder will retain the right to exercise the conversion rights set forth in Section 6, in whole or in part, in lieu of such redemption, prior to the applicable Optional Redemption Date.
      (c) The Corporation shall pay the Series B Redemption Price no later than (i) in the case of a redemption at the option of the Holder upon an Event of Default, the fifth Business Day after receipt by the Corporation of a notice from such Holder of the occurrence of such Event of Default and the election of such holder to have shares of Series B Preferred Stock redeemed by the Corporation to such Holder, and (ii) in the case of a redemption on an Optional Redemption Date, such Optional Redemption Date. If more than one Holder submits shares of Series B Preferred Stock for redemption simultaneously and the Corporation is unable to redeem all shares of Series B Preferred Stock submitted for such redemption, the Corporation shall redeem an amount from each Holder equal to each Holder’s pro rata amount (based on the number of shares of Series B Preferred Stock held by each Holder relative to the number of shares of Series B Preferred Stock outstanding) of all shares of Series B Preferred Stock being redeemed. Notwithstanding anything to the contrary contained herein, if the Corporation shall have failed to timely redeem the Series B Preferred Stock in accordance with the provisions of this Section 5B, the Holder may revoke such redemption notice by delivering written notice to the Corporation, and the Corporation promptly shall return such Holder’s stock certificate(s) submitted for redemption and indicate such return on its books and records.
      (d) On each Optional Redemption Date, each Holder, together with its affiliates and transferees and their affiliates (each, an “Affiliated Group”) shall have the right to have redeemed no more than one third of the shares of Series B Preferred Stock initially issued to the members of such Affiliated Group on the Issuance Date. In connection with any transfer of Shares, the transferor and transferee may agree in writing as to any allocation of the redemption rights that are applicable to such transferred Shares. The Corporation shall make any adjustments to the number of shares as shall be redeemed from each Holder on each Optional Redemption Date as shall be necessary to effect the provisions of this Section 5B(c).
      (e) For the avoidance of doubt, a Holder’s determination to exercise its redemption right with respect to any Optional Redemption Date shall not bind it to exercise or not exercise such right with respect to any subsequent Optional Redemption Date. The Corporation’s election to pay the Series B Redemption Price in shares of Registered Common Stock shall not bind it to do so or not to do so with respect to any subsequent Optional Repayment Date.
      5C. Redemption at the Option of the Corporation.
      (a) In the event that the Closing Price of the Common Stock is greater than 175% of the Conversion Price (the “Threshold Price”) for thirty (30) consecutive Trading Days, beginning at any time ninety (90) days after the Effectiveness Date, the Corporation may, at its option, redeem all of the Series B Preferred Stock by paying in cash the Series B Redemption Price no later than 30 Business Days following the first Trading Day on which the Closing Price is less than the Threshold Price; provided, however, that, after the Approval has been obtained, in lieu of paying the Series B Redemption Price in cash, the Corporation may, subject to a delay in delivery to Holders of the Series B-2 Preferred Stock pursuant to Section 18, so long as a Cash Payment Condition is not then occurring and has not occurred during the 25 Business Days prior to the applicable Corporation Optional Redemption Date described below, at its option, pay the Series B Redemption Price in accordance with Section 5E, in part or in full, in shares of Registered Common Stock.
      (b) Notice of the Corporation’s intention to redeem the Series B Preferred Stock under this Section 5C shall, as a condition thereto, be given at least 25 Business Days prior to the date of redemption (the “Corporation Optional Redemption Date”) by facsimile, followed within twenty-four (24) hours by notice via overnight courier, to the Holders. Each such notice shall be irrevocable and shall state: (i) the Corporation Optional Redemption Date; (ii) the place or places where the stock certificates representing the Series B Preferred Stock are to be surrendered pursuant to Section 5F for payment of the redemption price, which may be the Corporation’s principal offices; (iii) the Series B Redemption Price and the calculation of such price; and (iv) the amount, if any, of the Series B Redemption Price that the Corporation will pay in shares of Registered Common Stock (the “Corporation Redemption Notice”). On the Corporation Optional Redemption Date, the Corporation shall pay the applicable Series B Redemption Price. Any shares of Registered Common Stock issued upon redemption shall be issued in electronic book entry only format (i.e., DWAC). Notwithstanding anything to the contrary in the foregoing, after a Corporation Redemption Notice has been given pursuant to this subsection (b), each Holder shall retain the right to elect to convert its shares of Series B Preferred Stock, in whole or in part, into shares of Registered Common Stock pursuant to Section 6 below, in lieu of such redemption by delivering the applicable Conversion Notice prior to the Corporation Optional Redemption Date.
      5D. Redemption on Change of Control.
      (a) Change of Control. Each of the following events shall constitute a “Change of Control”:

(i) the consolidation, merger or other business combination (including, without limitation, a reorganization or recapitalization) of the Corporation with or into another Person (other than (A) a consolidation, merger or other business combination (including, without limitation, reorganization or recapitalization) in which holders of the Corporation’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, at least sixty percent (60%) of the voting power of the capital stock of the surviving entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation);

(ii) the sale or transfer of all or substantially all of the Corporation’s assets; or

(iii) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions (other than a Qualified Rights Offering), to a Person or group of affiliated Persons (other than an underwriter of the Corporation’s securities), of the Corporation’s securities, if after such closing, such Person or group of affiliated Persons would hold forty percent (40%) or more of the outstanding voting stock of the Corporation (or the surviving or acquiring entity).
      No sooner than 20 Trading Days nor later than 10 Trading Days prior to the consummation of a Change of Control, the Corporation shall deliver written notice thereof via facsimile and overnight courier to the Holder (a “Change of Control Notice”). Notwithstanding the foregoing, the Corporation shall publicly announce the Change of Control prior to the delivery of the Change of Control Notice. In addition, notwithstanding its receipt of a Change of Control Notice in lieu of such redemption, each Holder shall retain the right to convert its shares pursuant to Section 6 below by delivering its Conversion Notice prior to the consummation of such Change of Control.
      (b) New Security. Prior to the consummation of any (i) sale of all or substantially all of the Corporation’s assets to an acquiring Person or (ii) other Change of Control following which the Corporation is not a surviving entity, the Corporation will secure from the Person purchasing such assets or the successor resulting from such Change of Control (in each case, the “Acquiring Entity”) a written agreement (in form and substance satisfactory to the holders of a majority of the Series B Preferred Stock then outstanding) to deliver to each holder of Series B Preferred Stock in exchange for such shares, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to the Series B Preferred Stock (including, without limitation, having a stated value and liquidation preference equal to the Stated Value and the liquidation preference of the Series B Preferred Stock held by such holder) and satisfactory to the holders of a majority of the Series B Preferred Stock then outstanding. Prior to the consummation of any other Change of Control, the Corporation shall make appropriate provision (in form and substance satisfactory to the holders of a majority of the Series B Preferred Stock then outstanding) to ensure that each of the holders of the Series B Preferred Stock will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder’s Series B Preferred Stock (without regard to any limitations on conversion) such shares of stock, securities or assets that would have been issued or payable in such Change of Control with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the conversion of such holder’s Series B Preferred Stock as of the date of such Change of Control (without taking into account any limitations or restrictions on the convertibility of the Series B Preferred Stock).
      (c) Holder Redemption Right. At any time during the period beginning after the Holder’s receipt of a Change of Control Notice and ending on the date of the consummation of such Change of Control, the Holder may require the Corporation to redeem, in whole or in part, such Holder’s shares of Series B Preferred Stock by delivering written notice thereof to the Corporation. The shares of Series B Preferred Stock subject to redemption pursuant to this Section 5D shall be redeemed by the Corporation in cash at a price equal to (i) 101% of the Stated Value of the Series B Preferred Stock, plus (ii) accrued and unpaid dividends thereon and, upon the written request of the applicable Holder, any unpaid Series B Additional Amounts (the “Change of Control Redemption Price”).
      (d) Termination of Change of Control. If any proposed Change of Control does not occur, all requests for redemption in connection therewith shall be automatically rescinded. In addition, if there has been a material change in the terms or the timing of the transaction constituting such Change of Control, any Holder may rescind such holder’s request for redemption by giving written notice of such rescission to the Corporation.
      5E. Value of Registered Common Stock on Redemption; Notifications.
      (a) For purposes of calculating the number of shares of Registered Common Stock to be distributed to the Holders under this Section 5 in payment of the applicable redemption price, to the extent permitted hereunder, the value of such shares shall be the lower of (i) the then applicable Conversion Price or (ii) ninety-five percent (95%) of the arithmetic average of the Weighted Average Price of the Common Stock over the 20 Trading Days prior to the applicable redemption date. If a Cash Payment Condition shall have occurred after the Corporation provides a Holder with notice of its intent to issue shares of Registered Common Stock in connection with any redemption, the Corporation immediately shall notify such Holder of the occurrence of such Cash Payment Condition, and notwithstanding an irrevocable notice to the contrary, the Corporation shall effect the payment of such redemption in cash, unless the applicable Holder waives such Cash Payment Condition as set forth in Section 4. If the applicable Holder waives such Cash Payment Condition, the Corporation shall be bound, with respect to that Holder, to its original election to redeem the shares of Series B Preferred Stock in shares of Registered Common Stock.
      (b) In connection with any redemption, the Corporation shall deliver a written notice to the recipient of any Registered Common Stock setting forth its calculation of the applicable redemption price, as approved by the Corporation’s Board of Directors, which shall be binding upon all parties, absent error.
      5F. Effect of Redemption. Each certificate representing shares of Series B Preferred Stock redeemed by the Corporation pursuant to this Section 5 shall, on the applicable redemption date be canceled and retired by the Corporation. Upon payment of the applicable redemption price or the issuance of the shares of Registered Common Stock issuable in lieu of cash payment of such redemption price, the shares of

Series B Preferred Stock formerly represented thereby shall be deemed to be canceled and shall no longer be considered to be issued and outstanding for any purpose, including without limitation, for purposes of accumulating dividends thereon. If fewer than all of the shares represented by a Holder’s certificate or certificates are to be redeemed, the Corporation shall, at its own expense, issue and deliver to such Holder, and indicate the existence on its books and records of, a new certificate or certificates representing the unredeemed shares. Such Holder shall deliver, as promptly as is practicable, to the Corporation the certificate or certificates representing redeemed shares of Series B Preferred Stock via overnight courier, or notify the Corporation that such certificate(s) has been lost, stolen or destroyed, as set forth in Section 16.
      5G. Remedies for Failure to Redeem. If the Corporation for any reason fails to redeem any of the shares of the Series B Preferred Stock as required pursuant to this Section 5 on or prior to the applicable redemption date, then, notwithstanding anything to the contrary contained herein and in addition to any other remedies herein provided to the Holders:

(a) (i) the number of directors then constituting the Board of Directors shall be increased by one; and (ii) any Holder or Holders of the Series B Preferred Stock, holding in the aggregate at least a majority in interest of the then outstanding Series B Preferred Stock, shall have the right to demand a stockholders’ meeting and, at such meeting the Holders of the then outstanding Series B Preferred Stock voting as a single class, shall have the right to elect such additional director to the Board of Directors by affirmative vote of at least a majority in interest of the Holders of the then outstanding Series B Preferred Stock. The right to such directorship as provided in this paragraph shall terminate, and such director’s term in office shall immediately end, on such date as the Corporation shall remedy in full the failure to effect the redemption that resulted in the creation of such directorship. Such meeting of stockholders shall be held within thirty (30) days of a demand by at least a majority in interest of the Holders of the then outstanding Series B Preferred Stock, and the Corporation shall take all actions necessary or appropriate under the Exchange Act and the DGCL to ensure that the Board of Directors, for so long as the Holders of the Series B Preferred Stock have the rights provided by this Section 5G(a), reflects the composition of this Section 5G following such meeting; (b) the Series B Redemption Price for such shares shall be the Series B Redemption Price that would be payable in the case of a redemption under Section 5B(a) arising from an Event of Default, and (c) in addition to any dividends required to be paid pursuant to Section 1, the unpaid portion of the Series B Redemption Price shall accrue interest at the rate of 8.0% per annum, payable monthly in cash to the applicable Holder.
      5H. Maximum Shares Available for Redemption.
      (a) Under no circumstances shall the Corporation issue more than 10,000,000 shares of Common Stock upon any redemption pursuant to this Section 5 (as adjusted for stock splits, reverse stock splits, stock dividends and similar transactions); (the “Maximum Redemption Shares”); provided, however, that the Corporation may issue more than the Maximum Redemption Shares in order to satisfy its obligations relating to a notice previously issued to a Holder of its intent to issue shares of Registered Common Stock upon a redemption, and provided that the Corporation shall use its best efforts to prevent any such issuance of more than the Maximum Redemption Shares from occurring. Once the Corporation determines that the Maximum Redemption Shares have been issued hereunder in connection with any redemption, all further redemptions shall be in cash.
      (b) Notwithstanding the provisions of paragraph (a) above, a majority of the holders of the Series B Preferred Stock then outstanding may, voting as a single class, waive the limitation of paragraph (a) above with respect to one or more redemptions.
      6. Conversion at the Option of the Holder. The Holder shall have the following conversion rights:

(a) Holder’s Right to Convert. Subject to a delay in delivery to Holders of the Series B-2 Preferred Stock pursuant to Section 18, shares of Series B Preferred Stock shall be convertible at any time, in whole or in part, at the option of the Holder thereof, into fully paid, validly issued and nonassessable shares of Common Stock in accordance with the terms herein for such number of shares of Common Stock as determined by the application of the Conversion Rate.

(b) Mechanics of Conversion. In order to convert any shares of Series B Preferred Stock, in whole or in part, into full shares of Common Stock, the applicable Holder shall give written notice in the form of Exhibit 2 (the “Conversion Notice”) by facsimile (with the original of such notice forwarded via overnight courier) to the Corporation at such office to the effect that such Holder elects to have converted the number of shares of Series B Preferred Stock (plus accrued but unpaid dividends thereon) specified therein (such notice and election shall be irrevocable by the Holder). If fewer than all the shares held by such Holder are to be converted, the Corporation shall, within three (3) Business Days of receipt of such Conversion Notice, issue and deliver to or on the order of the Holder thereof (and indicate the existence on its books and records), at the expense of the Corporation, a new certificate or certificates representing the unconverted shares, to the same extent as if the certificate theretofore representing such unconverted shares had been surrendered on conversion. The effective date of conversion (the “Holder Conversion Date”) shall be deemed to be the date on which the Corporation receives by facsimile the Conversion Notice.

(c) Delivery of Common Stock. The Corporation shall issue and deliver on or prior to the third Business Day (the “Required Delivery Date”) after receipt by the Corporation of such Conversion Notice by facsimile, such shares of Common Stock in electronic format (i.e., DWAC), together with a certificate, certified by an appropriate officer of the Corporation, setting forth the calculation of the Conversion Rate. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on the Holder Conversion Date. Upon any failure to deliver such shares upon conversion at the time required by this subsection, such Holder may (i) elect that the Corporation shall pay to the Holder of the applicable shares of Series B Preferred Stock to be converted an amount equal to 1.5% of the Stated Value of the shares to be converted per month, or any prorated portion thereof for partial months, until such conversion is duly effected or (ii) elect to exercise its rights under paragraph (d) below. Notwithstanding anything to the contrary contained herein, if the Corporation shall have failed to timely convert the Series B Preferred Stock in accordance with the provisions of this 6, the Holder may revoke such Conversion Notice by delivering written notice to the Corporation, and the Corporation promptly shall return such Holder’s stock certificate(s) submitted for conversion. Each Holder that elects to convert its Series B Preferred Stock will submit to the Corporation, within 30 days of the Holder Conversion Date, such shares of Series B Preferred Stock to be converted.

(d) Buy-in Right. If the Corporation fails to deliver to the Holder such certificate or certificates pursuant to Section 6(c) by the Required Delivery Date, and if after such Required Delivery Date the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Common Stock which the Holder was entitled to receive upon the conversion relating to such Required Delivery Date (a “Buy-In”), then upon delivery of the notice described below, and in lieu of the remedies provided in the third to last sentence of the preceding Section 6(c), the Corporation shall pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the price at which the sell order giving rise to such purchase obligation was executed. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series B Preferred Stock with respect to which the aggregate sale price giving rise to such purchase obligation is $10,000, the Corporation shall be required to pay the Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Corporation.

(e) Effect of Conversion. Each certificate representing shares of Series B Preferred Stock surrendered to the Corporation for conversion pursuant to this Section 6 shall, on the Holder

Conversion Date and subject to issuance of the shares of Common Stock issuable upon conversion thereof, be canceled and retired by the Corporation. Upon issuance of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock pursuant to this Section 6, the shares of Series B Preferred Stock formerly represented thereby shall be deemed to be canceled and shall no longer be considered to be issued and outstanding for any purpose, including without limitation, for purposes of accumulating dividends thereon.

(f) Conversion Limitation. Notwithstanding any provision of this Certificate of Designation, in order to comply with the rules of the Nasdaq Stock Market relating to shareholder approval of a transaction by an issuer other than in a public offering, the Series B Preferred Stock is not convertible into the number of shares of Common Stock that, in the aggregate, would result in the issuance of more than 19.9% of the shares of Common Stock outstanding immediately prior to the execution of the Purchase Agreement (the “Conversion Limitation”) until the Corporation obtains shareholder approval of the Corporation’s option to pay dividends, redeem the Series B Preferred Stock, or both with shares of Registered Common Stock or issue shares of Registered Common Stock upon conversion of the Series B Preferred Stock following a downward adjustment in the Conversion Price. The Corporation agrees to seek the Approval at its next special or annual meeting of stockholders, which meeting shall occur no later than June 30, 2004, or if the Approval is not so obtained, then the Corporation shall seek the Approval at each subsequent annual meeting of stockholders, until the Approval is obtained. In the case of any conversion into a number of shares equal to or less than the Conversion Limitation, the conversion shall be applied on a pro rata basis among the registered Holders of the Series B Preferred Stock, such that each Holder shall be entitled to that portion of the maximum number of shares that may be issued pursuant to this paragraph (the “Maximum Share Amount”) equal to the product of (a) the fraction determined by dividing the number of shares of Series B Preferred Stock then held by such Holder as of such date by the aggregate number of such shares held by all Holders as of such date and (b) the difference between the Maximum Share Amount and the number of shares of Common Stock issued in the aggregate among all Holders of Series B Preferred Stock pursuant to any conversions or redemptions of, or dividends on, Series B Preferred Stock, prior to such date.

(g) Absolute Obligation. Subject to the provisions of this Section 6, the Corporation’s obligation to effect conversions pursuant to this Section 6 is absolute and unconditional, irrespective of any action or inaction by any Holder of Series B Preferred Stock, or any violation or alleged violation of law by such Holder.

      7.     Share Issuances; Adjustments; Reorganizations.
      (a) Adjustment for Splits and Combinations.
      (i) In the event the Corporation at any time or from time to time after the Issuance Date makes, or fixes a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock without payment of any consideration, or to effect a dividend of Common Stock to the holders of Common Stock, then as of such record date (or the date of such split or subdivision, dividend or distribution if no record date is fixed), the Conversion Price of the Series B Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series B Preferred Stock shall be increased in proportion to such increase of the aggregate shares of Common Stock outstanding.
      (ii) If the number of shares of Common Stock outstanding at any time after the Issuance Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination (or the date of such combination if no record date is fixed), the Conversion Price of the Series B Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series B Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

      (b) Adjustment for Dividends and Distributions. In the event the Corporation at any time or from time to time after the Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities, cash or other assets of the Corporation (other than shares of Common Stock) or any of its subsidiaries, including in connection with a spin-off, then and in each such event, provision shall be made so that the Holders shall receive, upon conversion of their shares of Series B Preferred Stock pursuant to Section 6 hereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of such securities, cash or other assets of the Corporation or such subsidiary to which a Holder on the relevant record or payment date, as applicable, of the number of shares of Common Stock so receivable upon conversion would have been entitled, plus any dividends or other distributions which would have been received with respect to such securities had such Holder thereafter, during the period from the date of such event to and including the Holder Conversion Date, retained such securities, subject to all other adjustments called for during such period under this Section 7 with respect to the rights of the Holders. For purposes of this Section 7(b), the number of shares of Common Stock so receivable upon conversion by the Holder shall be deemed to be that number which the Holder would have received upon conversion of the Series B Preferred Stock if the Holder Conversion Date had been the day preceding the date upon which the Corporation announced the making of such dividend or other distribution.
      (c) Adjustment for Reclassification, Exchange and Substitution. In the event that at any time or from time to time after the Issuance Date, the Common Stock issuable upon the conversion of the Series B Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or reorganization provided for elsewhere in this Section 7 or a merger, consolidation or other business transaction provided for in Section 5), then and in each such event each Holder shall thereafter have the right upon conversion to receive, the kind and amount of shares of stock and other securities, cash and property receivable upon such recapitalization, reclassification or other change, by holders of the number of shares of Common Stock which the Holder of shares of Series B Preferred Stock would have received had it converted such shares immediately prior to such recapitalization, reclassification or other change, at the Conversion Price then in effect (the kind, amount and price of such stock and other securities to be subject to adjustments as herein provided). Prior to the consummation of any recapitalization, reclassification or other change contemplated hereby, the Corporation will make appropriate provision (in form and substance satisfactory to the Holders of a majority of the Series B Preferred Stock then outstanding) to ensure that each of the Holders of the Series B Preferred Stock will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock otherwise acquirable and receivable upon the conversion of such Holder’s Series B Preferred Stock, such shares of stock, securities or assets that would have been issued or payable in such recapitalization, reclassification or other change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the conversion of such Holder’s Series B Preferred Stock had such recapitalization, reclassification or other change not taken place (without taking into account any limitations or restrictions on the timing or amount of conversions). In the event of such recapitalization, reclassification or other change, the formulae set forth herein for conversion and redemption shall be equitably adjusted to reflect such change in number of shares or, if shares of a new class of stock are issued, to reflect the market price of the class or classes of stock (applying the same factors used in determining the Conversion Price for shares of Common Stock) issued in connection with the above described events.
      (d) Reorganization.     If at any time or from time to time after the Issuance Date there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 7) then, as a part of such reorganization, provisions shall be made so that the Holders shall thereafter be entitled to receive, subject to a delay in delivery to Holders of the Series B-2 Preferred Stock pursuant to Section 18, upon conversion of its shares of Series B Preferred Stock the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled to receive had the holder of shares of Series B Preferred Stock converted such shares immediately prior to such capital reorganization, at the Conversion Price then in effect. In any such case, appropriate adjustments shall be made in the application of the provisions of this Section 7 with respect to the rights of the Holders after such capital reorganization to the extent that the provisions of this Section 7 shall be applicable after that event and be as equivalent as may be practicable, including, by way of illustration and not limitation, by equitably adjusting the formulae set forth herein for conversion and redemption to reflect the market price of the securities or property (applying the same factors used in determining the Conversion Price for shares of Common Stock) issued in connection with the above described events.
      (e) Certain Events.     If any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions, then the Corporation’s Board of Directors will, subject to a delay in delivery to Holders of the Series B-2 Preferred Stock pursuant to Section 18, make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of the Series B Preferred Stock; provided, however, that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 7.
      (f) Adjustments for Certain Dilutive Issuances.     The Conversion Price of the Series B Preferred Stock shall be subject to adjustment from time to time as follows:

(i) If the Corporation shall issue or sell, after the Issuance Date any Additional Stock (as defined below) without consideration or for a consideration per share (the “Purchase Price”) less than the Conversion Price of the Series B Preferred Stock on the date of its agreement to issue such Additional Stock (the “Additional Stock Issuance Date”), the Conversion Price shall (except as otherwise provided in this Paragraph 7) be reduced, concurrently with such issuance, to a price (calculated to the nearest cent) determined by multiplying the Conversion Price in effect immediately prior to such issuance or sale (the “Applicable Price”) by a fraction, (x) the numerator of which shall be the sum of (A) the product of (I) the number of shares of Common Stock Deemed Outstanding immediately prior to such issuance or sale and (II) the Applicable Price plus (B) the aggregate consideration received by the Corporation for the total number of shares of Additional Stock so issued or sold, and (y) the denominator of which shall be the product of the (A) the Applicable Price and (B) the number of shares of Common Stock Deemed Outstanding immediately after such issuance.

(ii) No adjustment of the Conversion Price shall be made in an amount less than one cent per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in Sections 7(f)(v)(3), no adjustment of such Conversion Price pursuant to this Section shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

(iii) In the case of the issuance of Additional Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

(iv) In the case of the issuance of Additional Stock for other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the independent members of the Board of Directors irrespective of any accounting treatment.

(v) In the case of the issuance (whether before, on or after the applicable Additional Share Issuance Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities (including (A) any rights, options or warrants issued to holders of Common Stock or (B) any securities or other rights issued by subsidiaries of the Corporation that are exercisable for, or convertible into, Common Stock), the following provisions shall apply for all purposes of this Section 7(f):

(1) The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments (to the extent then exercisable) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections 7(f)(iii) and 7(f)(iv)), if any, received by the Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

(2) The aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments (to the extent then convertible or exchangeable) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 7(f)(iii) and 7(f)(iv)).

(3) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof or terms otherwise providing for the adjustment of the applicable conversion or exercise price, the Conversion Price of the Series B Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(vi) “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 7(f)(v) by the Corporation after the applicable Additional Stock Issue Date other than:

(1) the issuance of shares of securities pursuant to a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof);

(2) the issuance of shares of Common Stock or options therefor to employees or directors of the Corporation or any of its direct or indirect subsidiaries directly or pursuant to a stock option or other equity based compensation plan, as approved by the Board of Directors;

(3) the issuance of shares of Common Stock (A) in a bona fide, firmly underwritten public offering under the Securities Act raising aggregate proceeds of at least $30.0 million or (B) upon exercise of warrants or rights granted to underwriters in connection with such a public offering;

(4) the issuance of shares of Common Stock pursuant to the conversion or exercise of convertible or exercisable securities outstanding as of the date hereof, or issued pursuant to the Purchase Agreement;

(5) the issuance of shares of Common Stock in connection with a bona fide business acquisition by the Corporation, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, each as approved by the Board of Directors;

(6) the issuance or sale of stock, warrants or other securities or rights to persons or entities with which the Corporation has a strategic business relationship (as determined by a majority of the independent directors on the Board of Directors), provided such issuances are for other than primarily equity financing purposes; or

(7) the issuance of shares of Common Stock as payment of any dividend or redemption payment on the Series B Preferred Stock.

(vii) “Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 7(f)(v) hereof regardless of whether the options or convertible securities are actually exercisable at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company or issuable upon conversion of the Series B Preferred Stock.
      (g) Schedule of Computations.     The Corporation shall provide written notice to the Holders of all adjustments pursuant to this Section 7 shall be notified within three (3) Business Days of the occurrence thereof and such notice shall be accompanied by a schedule setting forth a detailed calculation of such adjustments (the “Schedule of Computations”). If so requested by a Holder, the Corporation shall provide to such Holder within ten (10) Business Days of its request therefor a certificate of concurrence to the Schedule of Computations by the independent certified public accountants of the Corporation.
      8. Restrictions.     So long as 20% of the shares of the authorized Series B Preferred Stock remain outstanding, the Corporation shall not (whether by amendment, merger, consolidation or otherwise), without the approval, by vote or written consent, of the holders of a majority of the Series B Preferred Stock then outstanding, voting as a single class:

(a) incur or permit any of its subsidiaries to incur indebtedness (including, for purposes of this paragraph, outstanding borrowings, loans, bonds, promissory notes, debt securities and similar obligations, preferred stock issued by a subsidiary of the Corporation to any Person other than the Corporation and preferred stock issued in accordance with paragraph (b) below, but not including liabilities and obligations incurred in the ordinary course of business or obligations with respect to capital leases, letters of credit and the Series A Preferred Stock, the Series B Preferred Stock and any preferred stock of the Corporation which is a Junior Security) in excess of the greater of (i) in the aggregate, $80,000,000, or (ii) an aggregate amount (on a consolidated basis) equal to the product of (A) three (3) multiplied by (B) the Corporation’s earnings (on a consolidated basis) before interest, taxes, depreciation and amortization (“EBITDA”) for the period of the most recent four consecutive fiscal quarters ending prior to the date on which the Corporation or any such subsidiary would incur such indebtedness;

(b) authorize or issue, or obligate itself to issue, any equity security (including any other security convertible into or exercisable for any such equity security) having a preference over, or being on parity with, the Series B Preferred Stock with respect to dividends, liquidation or redemption (it being understood that any equity security having any preference to the Series B Preferred Stock with respect to specific assets of the Corporation or its subsidiaries, shall be deemed to have a preference over the Series B Preferred Stock); or

(c) issue any equity securities prior to the Effectiveness Date, other than: (i) shares of Common Stock issuable pursuant to the terms hereof; and (ii) equity securities issued pursuant to the Corporation’s stock option or similar equity-based compensation plan for employee and directors;

(d) pay any dividends on any Junior Security in cash or any other assets (provided that this clause shall not be construed to limit the Corporation’s obligations to pay dividends with respect to the Series A Preferred Stock);

(e) repurchase any Junior Security (other than with respect to the Series A Preferred Stock), except to the extent there is a contractual commitment to do so with respect to an officer or employee of the Corporation or its direct or indirect subsidiaries upon the termination of such individual’s employment;

(f) take any action under the DGCL to adjust its capital or establish any special reserve so as to limit the Corporation’s ability to pay dividends to the Holders of the Series B Preferred Stock (or amend, modify or repeal any provision of this Certificate of Designation);

(g) effect any reclassification or recapitalization of the Series B Preferred Stock; or

(h) issue or sell any options or convertible securities after the Issuance Date that are convertible into or exchangeable or exercisable for shares of Common Stock at a price which varies or may vary with the market price of Common Stock, including by way of one or more resets to a fixed price, or at a price which upon the passage of time or the occurrence of certain events is automatically reduced or is adjusted to a price which is based on some formulation of the then current market price of the Common Stock.

      9. Fractional Shares.     No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issuable hereunder. The number of shares of Common Stock that are issuable upon any conversion shall be rounded up or down to the nearest whole share.
      10. Reservation of Stock.     The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall be necessary for the purpose of effecting the conversion of shares of Series B Preferred Stock and for the payment of any dividends in shares of Registered Common Stock, which shares shall be free of preemptive rights, for the purpose of enabling the Corporation to satisfy any obligation to issue shares of its Common Stock, or other securities, upon conversion of all shares of Series B Preferred Stock pursuant hereto.
      11. Taxes.     The Corporation shall pay any and all documentary, stamp or similar taxes attributable to the issuance and delivery of Common Stock or other securities upon conversion of the Series B Preferred Stock. However, the Corporation shall not be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon conversion in a name other than that in which the shares of the Series B Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid. The Corporation shall not be required to pay any income tax upon the issuance of Common Stock in lieu of cash payment of dividends or redemption payments.
      12. Voting Rights.     Subject to the provisions of Section 18, the Holder of each share of Series B Preferred Stock shall have the right to one vote for each share of Common Stock into which such Series B Preferred Stock could be converted on the Issuance Date (subject to adjustment as provided in Section 7(a)), and with respect to such vote, such Holder shall have full voting rights and powers equal to the voting rights and powers of holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting, and shall be entitled to vote, together with the holders of Common Stock, with respect to any question upon which the holders of Common Stock have the right to vote. The Series B Preferred Stock shall have no right to vote with respect to the Approval.

      13. Liquidation, Dissolution, Winding-Up.
      (a) Subject to the rights of the Series A Preferred Stock with respect to DDi Europe Value, the Holders of Series B Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, shall be entitled to receive in cash out of the assets of the Corporation, whether from capital or from earnings available for distribution to its stockholders (the “Preferred Funds”), before any amount shall be paid to the holders of any Common Stock or any Junior Securities, an amount per share of Series B Preferred Stock equal to the Stated Value plus accrued and unpaid dividends and, upon the written request of the applicable Holder, any unpaid Series B Additional Amounts (the “Liquidation Value”); provided that, if the Preferred Funds are insufficient to pay the full amount due to the Holders, then each Holder shall receive a ratable percentage of the Preferred Funds in accordance with the respective amounts that would be payable in full to such holder as a liquidation preference.
      (b) The purchase or redemption by the Corporation of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Corporation. As used herein, a Change of Control pursuant to Section 5D(a)(i) or (ii) shall be deemed a liquidation of the Corporation.
      (c) No Holder shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Corporation other than the amounts provided for herein.
      14. No Reissuance of Series B Preferred Stock.     No shares of Series B Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such Series B Preferred Stock shall be retired.
      15. No Impairment.     The Corporation shall not intentionally take any action which would impair the rights and privileges of the Series B Preferred Stock set forth herein or the rights of the Holders thereof.
      16. Replacement Certificate.     In the event that any Holder notifies the Corporation that a stock certificate evidencing shares of Series B Preferred Stock has been lost, stolen, destroyed or mutilated, the Corporation shall issue a replacement stock certificate evidencing the Series B Preferred Stock identical in tenor and date (or if such certificate is being issued for shares not covered in a redemption or conversion, in the applicable tenor and date) to the original stock certificate evidencing the Series B Preferred Stock, provided that the Holder executes and delivers to the Corporation an affidavit of lost stock certificate and an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such Series B Preferred Stock stock certificate; provided, however, the Corporation shall not be obligated to re-issue replacement stock certificates if the Holder contemporaneously requests the Corporation to convert or redeem the full number of shares evidenced by such lost, stolen, destroyed or mutilated certificate.
      17. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief.     The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit a holder’s right to pursue actual damages for any failure by the Corporation to comply with the terms of this Certificate of Designation. The Corporation covenants to each holder of Series B Preferred Stock that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Series B Preferred Stock and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees that, in the event of any such breach or threatened breach, the holders of the Series B Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate performance of such provisions, without the necessity of showing economic loss and without any bond or other security being required.
      18. Limitation on Beneficial Ownership.
      (a) Notwithstanding the provisions of Sections 1, 5, 6 and 7, no Holder of Series B-2 Preferred Stock shall have the right to receive, and the Corporation shall not issue to any Holder, any securities as a dividend or distribution, or upon conversion or redemption of the Series B-2 Preferred Stock, to the extent that, upon giving effect to such issuance, the aggregate number of shares of Common Stock beneficially owned by such Holder and its affiliates would exceed 4.99% of the total outstanding shares of Common Stock following such issuance. Any such issuance shall be limited to an amount of shares as shall not exceed such percentage, and the issuance of the remaining shares shall be delayed (without compounding, increasing, creating or accelerating any obligation of the Corporation to the applicable Holder under this Certificate of Designation), and such shares shall not be considered outstanding, until (and only until) the conditions set forth at the end of this Section 18 are satisfied. For purposes of the foregoing, the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series B-2 Preferred Stock with respect to which the determination of such proviso is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted shares of Series B-2 Preferred Stock beneficially owned by the Holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including, without limitation, any warrants or convertible preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 18, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, as amended. For purposes of this Section 18, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Corporation’s most recent Form 10-Q or Form 10-K, as the case may be, (2) a more recent public announcement by the Corporation or (3) any other notice by the Corporation or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of any Holder, the Corporation shall promptly, but in no event later than one (1) Business Day following the receipt of such request, confirm in writing to any such Holder the number of shares Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series B-2 Preferred Stock, by such Holder and its affiliates and the issuance of any shares of Series B-2 Preferred Stock in payment of dividends since the date as of which such number of outstanding shares of Common Stock was reported. Notwithstanding the foregoing, each Holder shall have the sole obligation to determine whether the restrictions contained in this Section 18 apply to such Holder. If at any time, a Holder is unable to receive shares of Common Stock as a result of this Section 18, then it shall be entitled to receive such Common Stock at such subsequent time as it notifies the Corporation in writing that its receipt of such Common Stock is permitted hereunder. By written notice to the Corporation, any Holder may (i) waive the provisions of this Section 18(a) or (ii) adjust the percentage set forth in the first sentence of this Section 18(a) to 9.99%, in each case, solely with respect to its own holdings, but any such waiver or adjustment will not be effective until the 61st day after such notice is delivered to the Corporation.
      (b) Notwithstanding the provisions of Section 12, no Holder of Series B-2 Preferred Stock shall have the right to vote such Holder’s shares of Series B-2 Preferred Stock, to the extent that, upon giving effect to such voting power, the aggregate number of shares of Common Stock beneficially owned by such Holder and its affiliates would exceed 4.99% or 9.99%, as applicable, of the total outstanding shares of Common Stock.
      (c) Nothing in this Section 18 shall limit the rights of any Holder of Series B-1 Preferred Stock, including without limitation the right to (i) receive securities as a dividend or distribution, or upon conversion or redemption of the Series B-1 Preferred Stock, or (ii) vote any voting securities of the Corporation held by such Holder.

      4. The amendment set forth herein has been duly approved and adopted by the Board of Directors of this Corporation.
      5. The necessary number of issued and outstanding shares of capital stock of the Corporation required by statute were voted in favor of the amendment.
      6. Such amendment was duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.
(Signature page follows)

      IN WITNESS WHEREOF, DDi Corp. has caused this certificate to be signed by                               , its                               , this            day                     , 2005.

Name: Timothy J. Donnelly

Title:	Vice President, General Counsel and

Secretary

EXHIBIT 1
REDEMPTION NOTICE
Reference is made to the Certificate of Designation of Series B Preferred Stock (the “Certificate of Designation”) of DDi Corp., a Delaware corporation (the “Corporation”). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to have the Corporation redeem the number of shares of Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”) of the Corporation, indicated below by tendering the stock certificate(s) representing the share(s) of Series B Preferred Stock specified below as of the date specified below.

Date of Redemption:

Number of Series B Preferred Stock to be redeemed:

Stock certificate no(s). of Series B Preferred Stock to be redeemed:

Please confirm the following information:

Redemption Price:
Please issue any check drawn on an account of the Corporation into which the Series B Preferred Stock are being redeemed, and, if applicable, issue any shares of Series B Preferred Stock, in the following name and to the following address:

Pay to:

Facsimile Number:

Authorization:

By:

Title:

EXHIBIT 2
CONVERSION NOTICE
Reference is made to the Certificate of Designation of the Series B Preferred Stock (the “Certificate of Designation”) of DDi Corp., a Delaware corporation (the “Corporation”). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to have the Corporation convert the number of shares of Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), of the Corporation, indicated below into shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Corporation, by tendering the stock certificate(s) representing the share(s) of Series B Preferred Stock specified below as of the date specified below.

Date of Conversion:

Number of Series B Preferred Stock to be redeemed:

Stock certificate no(s). of Series B Preferred Stock to be converted:

Please confirm the following information:

Conversion Rate:

Shares of Common Stock:
Please issue the Common Stock into which the Series B Preferred Stock are being converted and, if applicable, any check drawn on an account of the Corporation in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:

Title:

Appendix G
CERTIFICATE OF AMENDMENT
TO
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
DDi CORP.
      The undersigned, Timothy J. Donnelly, hereby certifies as follows:

1. He is the duly elected, qualified and acting Vice President, General Counsel and Secretary of DDi Corp., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”).

2. Article V of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to add an additional paragraph to read as follows:

“Upon the date the Certificate of Amendment including this paragraph is filed with the Secretary of State of the State of Delaware (the “Effective Date”), each [ * ] shares of issued and outstanding shares of Common Stock of this Corporation shall be automatically combined into one share of Common Stock of this Corporation (the “Reverse Stock Split”). In lieu of the issuance of any fractional shares of Common Stock that would otherwise result from the Reverse Stock Split, the Corporation shall pay the cash value of fractions of a share determined by the average closing price of the Common Stock for the five (5) trading days immediately preceding the Effective Date multiplied by the fractional interest. Following the effectiveness of the Reverse Stock Split, certificates representing the shares of Common Stock to be outstanding thereafter shall be exchanged for certificates now outstanding pursuant to procedures adopted by the Corporation’s Board of Directors and communicated to those who are to receive new certificates.”

3. The amendment set forth herein has been duly approved and adopted by the Board of Directors of this Corporation.

4. The necessary number of issued and outstanding shares of capital stock of the Corporation required by statute were voted in favor of the amendment.

5. Such amendment was duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.
      IN WITNESS WHEREOF, DDi Corp. has caused this certificate to be signed by Joseph P. Gisch, its Secretary, this            day of                     , 2005.

Name: Timothy J. Donnelly

Title:	Vice President, General Counsel and Secretary

      * By approving this amendment stockholders will approve the combination of any whole number of shares of common stock between and including three and seven into one share. The Certificate of Amendment filed with the Delaware Secretary of State will include only that number determined by the Board of Directors to be in the best interests of the Company and its stockholders. In accordance with these resolutions, the Board of Directors will not implement any amendment providing for a different split ratio.

G-1

Appendix H
DDI CORP.
2005 STOCK INCENTIVE PLAN

1.	Establishment, Purpose, and Types of Awards
      DDi Corp. (the “Company”) hereby establishes this equity-based incentive compensation plan to be known as the “DDi Corp. 2005 Stock Incentive Plan” (hereinafter referred to as the “Plan”), in order to provide incentives and awards to select employees and directors of the Company and its Affiliates.
      The Plan permits the granting of the following types of awards (“Awards”), according to the Sections of the Plan listed here:

Section 6	Options
Section 7	Share Appreciation Rights
Section 8	Restricted Shares, Restricted Share Units, and Unrestricted Shares
Section 9	Deferred Share Units
Section 10	Performance Awards
      The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.

2.	Defined Terms
      Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Appendix A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3.	Shares Subject to the Plan
      Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that the Company may issue for all Awards is 15,000,000 Shares, provided that the Company shall not issue more than 7,500,000 Shares pursuant to Awards in a form other than Options and SARs, and shall not make additional awards under the DDi Corp. 2003 Management Equity Incentive Plan. For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury.
      Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13 below, the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in the preceding paragraph by the number of Shares issued pursuant to Awards, provided that any Shares that are issued under the Plan and forfeited back to the Plan shall be available for issuance pursuant to future ISO Awards.

4.	Administration
      (a) General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of the Committee, the Board shall function as the Committee for all purposes of the Plan.
      (b) Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.
      (c) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i) to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or SARs to be covered by each Award;

(ii) to determine, from time to time, the Fair Market Value of Shares;

(iii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv) to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and

(vi) in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

(vii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.
      Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.
      (d) Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly arbitrary or capricious.
      (e) No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.

5.	Eligibility
      (a) General Rule. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.
      (b) Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10 below, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee.
      (c) Limits on Awards. During any calendar year, no Participant may receive Options and SARs that relate to more than 2,500,000 Shares. The Committee will adjust this limitation pursuant to Section 13 below.
      (d) Replacement Awards. Subject to Applicable Laws (including any associated Shareholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options, these other terms may not involve an Exercise Price that is lower than the Exercise Price of the surrendered Option unless the Company’s shareholders approve the grant itself or the program under which the grant is made pursuant to the Plan.

6.	Option Awards
      (a) Types; Documentation. The Committee may in its discretion grant ISOs to any Employee and Non-ISOs to any Eligible Person, and shall evidence any such grants in an Award Agreement that is delivered to the Participant. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.
      (b) ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.
      (c) Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.
      (d) Exercise Price. The exercise price of an Option shall be determined by the Committee in its discretion and shall be set forth in the Award Agreement, provided that (i) if an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the Grant Date, and (ii) for all other Options, such per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.
      (e) Exercise of Option. The Committee shall in its sole discretion determine the times, circumstances, and conditions under which an Option shall be exercisable, and shall set them forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.
      (f) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.
      (g) Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

(i) cash or check payable to the Company (in U.S. dollars);

(ii) other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

(iii) a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

(iv) any combination of the foregoing methods of payment.

      The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.
      (h) Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.
      The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

(i) Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(ii) Disability. In the event of termination of a Participant’s Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iii) Retirement. In the event of termination of a Participant’s Continuous Service as a result of Participant’s retirement, the Participant shall have the right to exercise the Option at any time within six months following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iv) Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant’s Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant’s death, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant’s Continuous Service terminated.

(v) Cause. If the Committee determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.
      (i) Reverse Vesting. The Committee in its sole and absolute discretion may allow a Participant to exercise unvested Options, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Options.

7.	Share Appreciate Rights (SARs)
      (a) Grants. The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person, in any of the following forms:

(i) SARs related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

(ii) SARs Independent of Options. The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

(iii) Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company’s shareholders generally in connection with the event.

      (b) Exercise Price. The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of one Share. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. The exercise price of an SAR shall be subject to the special rules on pricing contained in Sections 6(d) and 6(j) hereof.
      (c) Exercise of SARs. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable; provided that the Award Agreement shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement, but shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.
      (d) Effect on Available Shares. To the extent that an SAR is exercised, only the actual number of delivered Shares (if any) will be charged against the maximum number of Shares that may be delivered pursuant to Awards under this Plan. The number of Shares subject to the SAR and the related Option of the Participant will, however, be reduced by the number of underlying Shares as to which the exercise relates, unless the Award Agreement otherwise provides. All SARs are to be settled in shares of the Company’s stock and shall be counted in full against the number of shares available for award under the Plan, regardless of the number of exercise gain shares issued upon settlement of the SARs.
      (e) Payment. Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying —

(i) the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

(ii) the number of Shares with respect to which the SAR has been exercised.
      Notwithstanding the foregoing, an SAR granted independently of an Option (i) may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence, and (ii) shall be subject to any payment or other restrictions that the Committee may at any time impose in its discretion, including restrictions intended to conform the SARs with Section 409A of the Code.
      (f) Form and Terms of Payment. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) above solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares. In any event, cash shall be paid in lieu of fractional Shares. Absent a contrary determination by the Committee, all SARs shall be settled in cash as soon as practicable after exercise. Notwithstanding the foregoing, the Committee may, in an Award Agreement, determine the maximum amount of cash or Shares or combination thereof that may be delivered upon exercise of an SAR.
      (g) Termination of Employment or Consulting Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant’s Continuous Service.

8.	Restricted Shares, Restricted Share Units, and Unrestricted Shares
      (a) Grants. The Committee may in its discretion grant restricted shares (“Restricted Shares”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant the right to receive Shares after certain vesting requirements are met (“Restricted Share Units”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted shares (“Unrestricted Shares”), which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its discretion) elect to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.
      (b) Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.
      (c) Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.
      (d) Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant’s Restricted Shares (or Shares underlying Restricted Share Units) and the Participant’s satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.
      (e) Dividends Payable on Vesting. Whenever Shares are released to a Participant under Section 8(d) above pursuant to the vesting of Restricted Shares or the Shares underlying Restricted Share Units are issued to a Participant pursuant to Section 8(d) above, such Participant shall receive (unless otherwise provided in the Award Agreement), with respect to each Share released or issued, an amount equal to any cash dividends (plus, in the discretion of the Committee, simple interest at a rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is released or issued.
      (f) Section 83(b) Elections. A Participant may make an election under Section 83(b) of the Code (the “Section 83(b) Election”) with respect to Restricted Shares. If a Participant who has received Restricted Share Units provides the Committee with written notice of his or her intention to make Section 83(b) Election with respect to the Shares subject to such Restricted Share Units, the Committee may in its discretion convert the Participant’s Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s Restricted Share Unit Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares. Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9 below.
      (g) Deferral Elections. At any time within the thirty-day period (or other shorter or longer period that the Committee selects) in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) receives an Award of either Restricted Shares or Restricted Share Units, the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) above.

9.	Deferred Share Units
      (a) Elections to Defer. The Committee may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Award other than Restricted Shares for which a Section 83(b) Election has been made), and in lieu thereof to have the Company credit to an internal Plan account (the “Account”) a number of deferred share units (“Deferred Share Units”) having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar month during which compensation is deferred. Each Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election by a Participant who is first eligible to defer hereunder) after its delivery to the Company, subject to Section 8(g) regarding deferral of Restricted Shares and Restricted Share Units and to Section 10(e) regarding deferral of Performance Awards, unless the Company sends the Participant a written notice explaining why the Election Form is invalid within five business days after the Company receives it. Notwithstanding the foregoing sentence: (i) Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form, and (ii) the Committee may unilaterally make awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.
      (b) Vesting. Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

      (c) Issuances of Shares. The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service terminates, unless —

(i) the Participant has properly elected a different form of distribution, on a form approved by the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant’s Continuous Service, and

(ii) the Company received the Participant’s distribution election form at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 9(a), provided that such election may be changed through any subsequent election that (i) is delivered to the Administrator at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s election, and (ii) defers the commencement of distributions by at least five years from the originally scheduled commencement date.
      Fractional shares shall not be issued, and instead shall be paid out in cash.
      (d) Crediting of Dividends. Whenever Shares are issued to a Participant pursuant to Section 9(c) above, such Participant shall also be entitled to receive, with respect to each Share issued, a cash amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine), and a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.
      (e) Emergency Withdrawals. In the event a Participant suffers an unforeseeable emergency within the contemplation of this Section and Section 409A of the Code, the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant’s Deferred Share Units. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant’s spouse, or a dependent (within the meaning of Section 152(a) of the Code) of the Participant, casualty loss of the Participant’s property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant’s nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The Committee shall determine whether a Participant has a qualifying unforeseeable emergency and the amount which qualifies for distribution, if any. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.
      (f) Unsecured Rights to Deferred Compensation. A Participant’s right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant’s duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant’s duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

10.	Performance Awards
      (a) Performance Units. Subject to the limitations set forth in paragraph (c) hereof, the Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an

Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award.
      (b) Performance Compensation Awards. Subject to the limitations set forth in paragraph (c) hereof, the Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being hereinafter defined).
      A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.
      (c) Limitations on Awards. The maximum Performance Unit Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period shall not together exceed 2,500,000 Shares and $1,000,000 in cash. The Committee shall have the discretion to provide in any Award Agreement that any amounts earned in excess of these limitations will either be credited as Deferred Share Units, or as deferred cash compensation under a separate plan of the Company (provided in the latter case that such deferred compensation either bears a reasonable rate of interest or has a value based on one or more predetermined actual investments). Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a Performance Period, or is not subject to the restrictions set forth under Section 162(b) of the Code.
      (d) Definitions.

(i) “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii) “Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii) “Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

      (e) Deferral Elections. At any time prior to the date that is at least six months before the close of a Performance Period (or shorter or longer period that the Committee selects) with respect to an Award of either Performance Units or Performance Compensation, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 9 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to Section 10(a) or Section 10(b) above.

11.	Taxes
      (a) General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.
      (b) Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.
      (c) Special Rules. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) or cash equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the “Tax Date”).
      (d) Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

      (e) Income Taxes and Deferred Compensation. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Administrator shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Administrator permits second elections to defer in accordance with Section 409A(a)(4)(C). The Administrator shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and all Awards.

12.	Non-Transferability of Awards
      (a) General. Except as set forth in this Section 12, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, or a transferee permitted by this Section 12.
      (b) Limited Transferability Rights. Notwithstanding anything else in this Section 12, the Committee may in its discretion provide in an Award Agreement that an Award other than an ISO may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

13.	Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions
      (a) Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted Options pursuant to the Plan.
      Except as expressly provided herein or in an Award Agreement, if the Company issues for consideration shares of stock of any class, or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to, the number or price of Shares subject to any Award.
      (b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.
      (c) Change in Control. In the event of a Change in Control, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s shareholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions:

(i) arrange for or otherwise provide that each outstanding Award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”);

(ii) accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right;

(iii) arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards; or

(iv) make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 15(a) below.
      Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full, unless an Award Agreement provides for a more restrictive acceleration or vesting schedule or more restrictive limitations on the lapse of repurchase rights or otherwise places additional restrictions, limitations and conditions on an Award. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination, unless an Award Agreement provides otherwise.
      (d) Certain Distributions. In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

14.	Time of Granting Awards.
      The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.

15.	Modification of Awards and Substitution of Options.
      (a) Modification, Extension, and Renewal of Awards. Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised

(including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards, or to accept the cancellation of outstanding Awards to the extent not previously exercised. However, the Committee may not (without shareholder approval) cancel an outstanding option that is underwater for the purpose of reissuing the option to the Participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant’s rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Committee to act unilaterally to make the modification.
      (b) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

16.	Term of Plan.
      The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below.

17.	Amendment and Termination of the Plan.
      (a) Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.
      (b) Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 13 above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18.	Conditions Upon Issuance of Shares.
      Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19.	Reservation of Shares.
      The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures.

20.	Effective Date.
      This Plan shall become effective on the date of its approval by the Board; provided that this Plan shall be submitted to the Company’s shareholders for approval, and if not approved by the shareholders in accordance with Applicable Laws (as determined by the Committee in its discretion) within one year from the date of approval by the Board, this Plan and any Awards shall be null, void, and of no force and effect. Awards granted under this Plan before approval of this Plan by the shareholders shall be granted subject to such approval, and no Shares shall be distributed before such approval.

21.	Controlling Law.
      All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of Delaware, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

22.	Laws And Regulations.
      (a) U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.
      (b) Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

23.	No Shareholder Rights.
      Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

24.	No Employment Rights.
      The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.

DDi Corp.
2005 Stock Incentive Plan

Appendix A: Definitions

      As used in the Plan, the following definitions shall apply:
      “Affiliate” means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.
      “Applicable Law” means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.
      “Award” means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, an Unrestricted Share, a Deferred Share Unit and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.
      “Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.
      “Board” means the Board of Directors of the Company.
      “Cause” for termination of a Participant’s Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.
      The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.
      “Change in Control” means any of the following:

(I) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in paragraph (III)(B) below;

(II) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director

(other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by the affirmative vote of a majority of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended (“Continuing Directors”);

(III) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation in which (A) the Company’s shareholders receive or retain voting common stock in the Company or the surviving or resulting corporation in such transaction on the same pro rata basis as their relative percentage ownership of Company common stock immediately preceding such transaction and a majority of the entire Board of the Company are or continue to be Continuing Directors following such transaction, or (B) the Company’s shareholders receive voting common stock in the corporation which becomes the public parent of the Company or its successor in such transaction on the same pro rata basis as their relative percentage ownership of Company common stock immediately preceding such transaction and a majority of the entire Board of such parent corporation are Continuing Directors immediately following such transaction;

(IV) the sale of any one or more Company subsidiaries, businesses or assets not in the ordinary course of business and pursuant to a shareholder approved plan for the complete liquidation or dissolution of the Company; or

(V) there is consummated any sale of assets, businesses or subsidiaries of the Company which, at the time of the consummation of the sale, (x) together represent 50% or more of the total book value of the Company’s assets on a consolidated basis or (y) generated 50% or more of the Company’s pre-tax income on a consolidated basis in either of the two fully completed fiscal years of the Company immediately preceding the year in which the Change in Control occurs; provided, however, that, in either case, any such sale shall not constitute a Change in Control if such sale constitutes a Rule 13e-3 transaction and at least 60% of the combined voting power of the voting securities of the purchasing entity are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

      Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.
      “Code” means the U.S. Internal Revenue Code of 1986, as amended.
      “Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist of two or more Directors who are “non-employee directors” within the meaning of Rule 16b-3.
      “Company” means DDi Corp., a Delaware corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.
      “Consultant” means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

      “Continuous Service” means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.
      “Deferred Share Units” mean Awards pursuant to Section 9 of the Plan.
      “Director” means a member of the Board, or a member of the board of directors of an Affiliate.
      “Disabled” means a condition under which a Participant —
      (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or
      (b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company.
      “Eligible Person” means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended.
      “Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.
      “Exchange Act” means the Securities Exchange Act of 1934, as amended.
      “Fair Market Value” means, as of any date (the “Determination Date”) means: (i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the “Exchange”), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.
      “Grant Date” has the meaning set forth in Section 14 of the Plan.
      “Incentive Share Option or ISO” hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.
      “Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 50 miles from the Participant’s principal work site at the time of the Change in Control; or (C) a material reduction in Participant’s total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.
      “Non-ISO” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.
      “Option” means any stock option granted pursuant to Section 6 of the Plan.
      “Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.
      “Performance Awards” mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.
      “Performance Compensation Awards” mean Awards granted pursuant to Section 10(b) of the Plan.
      “Performance Unit” means Awards granted pursuant to Section 10(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.
      “Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.
      “Plan” means this DDi Corp. 2005 Stock Incentive Plan.
      “Reporting Person” means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.
      “Restricted Shares” mean Shares subject to restrictions imposed pursuant to Section 8 of the Plan.
      “Restricted Share Units” mean Awards pursuant to Section 8 of the Plan.
      “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.
      “SAR” or “Share Appreciation Right” means Awards granted pursuant to Section 7 of the Plan.
      “Share” means a share of common stock of the Company, as adjusted in accordance with Section 13 of the Plan.
      “Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.
      “Unrestricted Shares” mean Shares awarded pursuant to Section 8 of the Plan.

PROXY	PROXY

PROXY FOR THE SPECIAL MEETING IN LIEU OF
ANNUAL MEETING OF STOCKHOLDERS OF
DDI CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE

The undersigned stockholder(s) of DDi Corp., a Delaware corporation (the “Company”), hereby appoints Mikel Williams and Timothy J. Donelly, or either of them, proxies, each with full power of substitution, for and in the name of the undersigned at the Special Meeting in Lieu of Annual Meeting of Stockholders of the Company to be held on _________, 2005, and at any and all adjournments, to vote all shares of the common stock and preferred stock of said Company held of record by the undersigned on _________, 2005, as if the undersigned were present and voting the shares.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED FOR PROPOSALS 2 -7, FOR THE NOMINEES NAMED IN PROPOSAL 1 ON THE REVERSE SIDE AND IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

To ensure timely receipt of your vote and to help the Company reduce costs, you are encouraged to submit your voting instructions by Internet or by telephone: simply follow the instructions on the reverse side of this card.

(CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE)

FOLD AND DETACH HERE

THE LISTED NOMINEES AND THE PROPOSALS HAVE BEEN PROPOSED BY THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED AND “FOR” THE LISTED PROPOSALS.	Please mark vote as indicated in this example using dark ink only.	☒

For All
Except as
Indicated
			Withhold	to the
1.	ELECTION OF CLASS II DIRECTORS:	For All	All	Contrary

Nominees for election to the Board of Directors:
Robert Amman, Robert Guezuraga, Jay B. Hunt, Andrew E. Lietz, Bruce D.
McMaster, Steven C. Schlepp and Carl R. Vertuca Jr.		☐	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any
nominee, write the nominee’s name on the space provided below.)

2.	RIGHTS OFFERING TRANSACTION	For	Against	Abstain

Proposal to approve a $75 million Rights Offering of the Company’s Common Stock, a related Standby Securities Purchase Agreement and Registration Rights Agreement and the issuance of shares of the Company’s Common Stock pursuant to such Rights Offering, Standby Securities Purchase Agreement and warrants referenced in the Standby Securities Purchase Agreement and Registration Rights Agreement.		☐	☐	☐

3.	INCREASE IN AUTHORIZED CAPITAL STOCK	For	Against	Abstain

Proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of capital stock of the Company from 80,000,000 shares to 200,000,000 shares by (a) increasing the number of shares of the Company’s common stock, $0.001 par value, authorized for issuance from 75,000,000 shares to 190,000,000 shares; and (b) increasing the number of shares of the Company’s preferred stock, $0.001 par value, authorized for issuance from 5,000,000 shares to 10,000,000 shares.		☐	☐	☐

4.	AMENDMENT TO SERIES B PREFERRED CERTIFICATE OF DESIGNATION	For	Against	Abstain

Proposal to approve an amendment to Section 5 of the Company’s Certificate of Designation setting forth the rights, preferences and privileges of the Company’s Series B Preferred Stock to modify the redemption and change of control provisions of the Series B Preferred Stock.		☐	☐	☐

5.	REVERSE STOCK SPLIT	For	Against	Abstain

Proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding Common Stock by a ratio of not less than one-for-three and not more than one-for-seven, with the exact ratio to be set at a whole number within this range determined by the Board of Directors in its discretion and authorizing the Board of Directors to file such amendment.		☐	☐	☐

6.	DDi CORP. 2005 STOCK INCENTIVE PLAN	For	Against	Abstain

Proposal to approve the Company’s 2005 Stock Incentive Plan.		☐	☐	☐

7.	RATIFICATION OF INDEPENDENT AUDITORS:	For	Against	Abstain

Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors.		☐	☐	☐

The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

☐     I plan to attend the Special Meeting

Please date this Proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If there is more than one trustee, all should sign. All joint owners should sign.

Date:

Signature

FOLD AND DETACH HERE

VOTE BY INTERNET OR TELEPHONE OR MAIL
24 HOURS A DAY, 7 DAYS A WEEK

INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH ____ PM PACIFIC TIME
ON ______________, 2005.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked,
signed and returned your proxy card.

Internet
http://www.__________

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.
OR	Telephone
1-800-___-____

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.
OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do
NOT need to mail back your proxy card.